[front cover]                                                 September 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of stairs]

BENHAM GROUP
------------------------------------
CAPITAL PRESERVATION
GOVERNMENT AGENCY

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

Benham Group
Capital Preservation
(CPFXX)

Benham Group
Government Agency
(BGAXX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     Money  market  funds  such  as  Benham  Capital   Preservation  and  Benham
Government Agency reaffirmed their value during the six months ended September 30, 1998, when global economic and financial conditions worsened. Stock markets worldwide suffered sharp declines, while bonds produced positive returns and money market funds continued to be a stable investment.

     This volatile market environment illustrated the importance of a diversified investment portfolio. Allocating your assets among stocks, bonds, and money market funds can help weatherproof your portfolio against dramatic changes in the economic or investment climate.

     Amid  the  recent  turbulence,   Benham  Capital  Preservation  and  Benham
Government Agency continued to perform well. Both funds provided yields and total returns that exceeded the averages of their respective peer groups.

     In one respect, however, money market funds were affected by the market turmoil. The volume of money pouring into money market securities drove down yields. At the same time, the threat of global economic weakness caused interest rates to decline. On September 29, 1998, the Federal Reserve acknowledged the global slowdown and cut its bellwether federal funds rate for the first time in almost three years. Two weeks later, the Fed cut the rate again, providing a significant psychological boost to investors as well as to the U.S. economy.

     The rate cuts by the Fed and declining interest rates in general make it likely that money market fund yields will trend downward in the coming months. However, money fund yields should still keep pace or remain ahead of inflation because the threat of an economic downturn is likely to hold inflation in check.

     On the corporate front, we have a substantial effort underway to prepare American Century's computer systems for the year 2000 (Y2K). Our team of technology professionals is working to address Y2K-related issues. Through the rest of 1998 and 1999, we will be extensively testing our systems, including those involved with dividend payments, to verify the accuracy of dividend calculations and distributions.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights .......................................................   2
   Services Update .........................................................   3
CAPITAL PRESERVATION
   Performance Information .................................................   4
   Management Q&A ..........................................................   5
   Portfolio Composition by
   Security Type ...........................................................   5
   Portfolio Composition by
   Maturity ................................................................   6
   Schedule of Investments .................................................   7
GOVERNMENT AGENCY
   Performance Information .................................................   8
   Management Q&A ..........................................................   9
   Portfolio Composition by
   Security Type ...........................................................   9
   Portfolio Composition by
   Maturity ................................................................  10
   Schedule of Investments .................................................  11
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities .............................................................  12
   Statements of Operations ................................................  13
   Statements of Changes
   in Net Assets ...........................................................  14
   Notes to Financial
   Statements ..............................................................  15
   Financial Highlights ....................................................  18
OTHER INFORMATION
   Retirement Account
   Information .............................................................  20
   Background Information
      Investment Philosophy
      and Policies .........................................................  21
      Comparative Indices ..................................................  21
      Lipper Rankings ......................................................  21
      Investment Team
      Leaders ..............................................................  21
   Glossary ................................................................  22


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The U.S. interest rate outlook reversed in response to financial turmoil in Asia, Russia, and Latin America. Earlier this year, the consensus view was that rates would rise. By August, investors and analysts predicted interest rates would fall because of weakening global economic conditions.

* Money market yields declined, reflecting heavy demand from investors moving money out of stocks, as well as the belief that the Federal Reserve (the U.S. central bank) would cut interest rates by at least 50 basis points (0.50%) to stimulate the U.S. economy.

* The worldwide demand for U.S. government money market paper caused the yields for those securities to drop below the federal funds rate, a key short-term interest rate benchmark.

* On September 29, the Fed cut the federal funds rate for the first time since 1995. Two weeks later, the Fed cut the rate again. At least one or two more interest rate cuts are priced into money market yields. Falling rates will affect all U.S. money funds and cash instruments.

CAPITAL PRESERVATION

* Capital Preservation performed well, providing investors with a higher yield and total return than the average U.S. Treasury money market fund, according to Lipper Analytical Services.

* As the interest rate outlook changed, we repositioned the portfolio to lock in relatively higher yields. We extended the fund's weighted average maturity (WAM) by buying longer-maturity securities, including Treasury notes. Notes didn't attract as much demand as Treasury bills, so their yields were relatively high.

* We were also very effective in our use of a short-term strategy known as a "dollar roll." We employed it when it gave us a higher yield than a comparable Treasury security. Dollar rolls complemented our investments in longer maturity securities.

* In anticipation of falling interest rates, we'll continue to keep the portfolio's WAM on the long side. We'll do our best to maintain the fund's yield, but we expect Capital Preservation's yield to decline as older, higher-yielding securities mature.

GOVERNMENT AGENCY

* Government Agency performed well, providing investors with a higher yield and total return than the average U.S. government money market fund, according to Lipper Analytical Services.

* As the interest rate outlook changed, we repositioned the portfolio to try to lock in relatively higher yields. We extended the fund's weighted average maturity (WAM) by buying more securities with six-month maturities.

* Government Agency invested primarily in Federal Home Loan Bank (FHLB) securities. The relatively large supply of FHLB paper helped keep its yields attractive compared with other agency securities.

* In anticipation of falling interest rates, we'll continue to keep the portfolio's WAM on the long side. We'll do our best to maintain the fund's yield, but we expect Government Agency's yield to decline as older, higher-yielding securities mature.

[left margin]

            CAPITAL PRESERVATION
                    (CPFXX)
TOTAL RETURNS:                AS OF 9/30/98
    6 Months                         2.48%*
    1 Year                            5.05%
NET ASSETS:                    $3.2 billion
7-DAY CURRENT YIELD:                  4.72%
INCEPTION DATE:                    10/13/72

               GOVERNMENT AGENCY
                    (BGAXX)
TOTAL RETURNS:                AS OF 9/30/98
    6 Months                         2.54%*
    1 Year                            5.17%
NET ASSETS:                  $499.3 million
7-DAY CURRENT YIELD:                  4.98%
INCEPTION DATE:                     12/5/89

* Not annualized.

See Total Returns on pages 4 and 8.
Investment terms are defined in the Glossary on page 22.


2      1-800-345-2021


Services Update
--------------------------------------------------------------------------------

     We get many questions from money market investors about our services. Here are answers to several frequently asked questions.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND?

     Yes. Give us a call, and we can send you the information you need to set up direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     Generally there is an eight-business-day holding period for deposited funds (initial investments in a new account are held for 15 calendar days). There is a one-day holding period for U.S. Treasury checks, money orders, and travelers' checks.

IS THERE AN EASY WAY TO MOVE MONEY FROM MY MONEY MARKET ACCOUNT INTO MY STOCK AND BOND FUND ACCOUNTS ON A REGULAR BASIS, FOR DOLLAR-COST-AVERAGING PURPOSES?

     Yes. Our "Automatic Exchange" plan allows regularly scheduled automatic transfers from your American Century money market fund into any of your variable-price American Century stock or bond funds. You can arrange for this service with a phone call.

IS THERE A LIMIT TO THE NUMBER OF EXCHANGES I CAN MAKE OUT OF MY MONEY MARKET FUND?

     If you are exchanging from your money market fund into your bond or stock fund, there is no limit. However, there is a limit of six exchanges per calendar year out of your bond and stock funds.

     Exchanges can be made by:

     * calling an Investor Services Representative at 1-800-345-2021

     * calling our Automated Information Line at 1-800-345-8765*

     * writing us a letter

     * visiting our Web site at
       www.americancentury.com*

IS THERE A FEE FOR WRITING CHECKS AGAINST MY MONEY MARKET FUND?

     No. You can write as many checks as you like at no charge, as long as each check is for $100 or more.

IF  YOU  HAVE  ANY  QUESTIONS   ABOUT  OUR  SERVICES,   CALL  US  TOLL  FREE  AT
1-800-345-2021 OR E-MAIL US AT OUR WEB SITE (WWW.AMERICANCENTURY.COM).

[right margin]

ACCESSING YOUR  MONEY. . .

WE CAN SEND A CHECK DIRECTLY TO YOU AT YOUR ADDRESS OF RECORD. ALL YOU NEED TO DO IS GIVE US A CALL OR WRITE US A LETTER REQUESTING THE CHECK. WE CAN ALSO MAKE AUTOMATIC DEPOSITS FROM YOUR MONEY MARKET FUND TO YOUR BANK ACCOUNT.

* Requires shareholder authorization.


                                                  www.americancentury.com      3


Capital Preservation--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                                         INVESTOR CLASS (INCEPTION 10/13/72)
                           CAPITAL          90-DAY U.S.        U.S. TREASURY MONEY MARKET FUNDS(2)
                        PRESERVATION    TREASURY BILL INDEX    AVERAGE RETURN     FUND'S RANKING
------------------------------------------------------------------------------------------------
6 MONTHS(1) .............   2.48%             2.48%                2.38%                --
1 YEAR ..................   5.05%             5.11%                4.85%           15 OUT OF 90
------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS .................   4.96%             5.15%                4.83%           17 OUT OF 80
5 YEARS .................   4.64%             4.96%                4.53%           17 OUT OF 66
10 YEARS ................   5.18%             5.41%                5.15%            7 OUT OF 19

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

See pages 21-22 for more information about returns, the comparative index, and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                             9/30/98           3/31/98
NUMBER OF SECURITIES           18                14
WEIGHTED AVERAGE
MATURITY                     76 DAYS           48 DAYS
EXPENSE RATIO                0.48%*             0.49%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 1998

7-DAY CURRENT YIELD          4.72%
7-DAY EFFECTIVE YIELD        4.84%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.


4       1-800-345-2021


Capital Preservation--Q&A
--------------------------------------------------------------------------------
/photo of Amy O'Donnell/

     An interview with Amy O'Donnell, a portfolio manager on the Capital Preservation fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1998?

     Capital Preservation continued to perform well. Its total return was 2.48%, compared with the 2.38% average return of the 96 "U.S. Treasury Money Market Funds" tracked by Lipper Analytical Services. Capital Preservation's total return was in the top 20% of its Lipper category. (See the Total Returns table on the previous page for other fund performance comparisons.)

     Capital Preservation also produced more income than the average Treasury money market fund. The fund's 7-day effective yield as of September 30 was 4.84%, compared with the 4.82% yield of the average Treasury money market fund as measured by Lipper.

INTEREST RATES AND YIELDS FOR MOST U.S. FIXED-INCOME SECURITIES FELL DURING THE PERIOD. WHY?

     Weaker economic conditions, declining corporate earnings, and the absence of inflation sent interest rates lower, causing the yields of fixed-income securities to fall. Continued bad economic and financial news from Asia, Russia, and Latin America ignited investor interest in U.S. Treasury securities as a safe haven from the problems facing stocks and corporate bonds. As the news from Asia and emerging markets worsened, demand for Treasury bills surged because of their perceived safety and liquidity. With demand far outstripping supply, Treasury bill yields fell sharply.

     Interest rate and yield declines were reinforced in September and October, when the Federal Reserve (the U.S. central bank) lowered its benchmark federal funds rate from 5.5% to 5.0%. The Fed cut rates to bolster a faltering financial services industry hit hard by stock market losses and a U.S. economy that showed signs of catching the "Asian flu."

GIVEN THIS ENVIRONMENT, WHAT STRATEGY DID YOU EMPLOY?

     We increased Capital Preservation's weighted average maturity (WAM--the average time until the securities in the portfolio mature) last summer, a strategy that helped us maintain the fund's yield when interest rates fell. We extended the fund's WAM from around 50 days, a relatively neutral position, in March to 76 days by the end of September. We accomplished this by buying higher-yielding, longer-maturity securities to lock in relatively high yields until the end of the year. The longer WAM worked well--when short-term interest rates fell during the summer in anticipation of a Fed rate cut, we had relatively fewer securities maturing, which means we didn't have to buy as many new, lower-yielding bills.

[right margin]

"CAPITAL PRESERVATION'S TOTAL RETURN WAS IN THE TOP 20% OF ITS LIPPER CATEGORY.

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

As of September 30, 1998
Treasury Notes              46%
Treasury Bills              54%

As of March 31, 1998
Treasury Notes              51%
Treasury Bills              49%

Security types are defined on page 22.


                                                  www.americancentury.com      5


Capital Preservation--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ELSE KEPT CAPITAL PRESERVATION'S TOTAL RETURN AND YIELD HIGHER THAN THE AVERAGE TREASURY MONEY MARKET FUND?

     Although we managed the fund conservatively, we actively sought opportunities to buy securities with relatively high yields. This meant watching the market closely for supply and demand inequalities that created yield anomalies.

     In addition, we were very effective in our use of a strategy known as "dollar rolls." We bought Treasury bills and notes and agreed to sell them back at a specific price and date--typically the next day or week. We employed this strategy when the difference between our buy and sell prices gave us a higher yield than a comparable Treasury security.

     By September 30, the three-month Treasury bill yield was 4.36%, while the federal funds rate, a short-term interest rate benchmark managed by the Fed, was 5.25%. Normally, three-month bills yield about the same as the federal funds rate. The unusual disparity worked to our advantage because the dollar rolls that we invest in are close in yield to the federal funds rate. This gave the dollar-roll portion of Capital Preservation's portfolio a significant yield advantage over the Treasury-bill portion. As of September 30, about 30% of the portfolio was invested in dollar rolls, which complemented our investments in longer-maturity securities.

     A significant portion of the longer-maturity securities, about half of the overall portfolio, consisted of Treasury notes. Because notes are less liquid than bills, they didn't attract as much demand from investors, so their yields were relatively high compared with bills.

DID THE STOCK MARKET'S VOLATILITY AFFECT THE PORTFOLIO?

     Not much. Capital Preservation's size ($3.2 billion in assets as of September 30) allows us to handle a great deal of cash inflow and outflow without an impact on management. Treasury-bill yields tended to fall when the stock market had a bad day. However, the portfolio's maturity structure and our use of dollar rolls gave us the flexibility to avoid investing when yields dipped.

WHAT'S YOUR INTEREST RATE OUTLOOK?

     We expect short-term interest rates to fall further. It appears that the U.S. economy could continue to weaken as a result of turmoil overseas. While we don't expect the Fed to make drastic cuts in interest rates, we do believe the central bank will move the federal funds rate under 5% to stimulate the U.S. economy.

GIVEN THAT OUTLOOK, WHAT IS YOUR STRATEGY FOR THE NEXT SIX MONTHS?

     We intend to keep the portfolio's WAM on the long side in anticipation of lower interest rates. We will continue to manage assets very conservatively, while at the same time doing our best to provide the highest yield possible for our shareholders.

[left margin]

"WE EXTENDED THE FUND'S WAM. . .TO 76 DAYS BY THE END OF SEPTEMBER. WE ACCOMPLISHED THIS BY BUYING HIGHER-YIELDING, LONGER- MATURITY SECURITIES. . ."

[pie charts - data below]

PORTFOLIO COMPOSITION BY MATURITY

As of September 30, 1998
1-30 days                   29%
31-60 days                  13%
61-90 days                   8%
91-180 days                 47%
181-397 days                 3%

As of March 31, 1998
1-30 days                   44%
31-60 days                  17%
61-90 days                  13%
91-180 days                 26%


6      1-800-345-2021


Capital Preservation--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY BILLS(1)
$              150,000,000  U.S. Treasury Bills, 4.93%-4.95%,
                                12/24/98                         $  148,270,416
               150,000,000  U.S. Treasury Bills, 4.90%,
                                12/31/98                            148,140,187
               300,000,000  U.S. Treasury Bills, 4.66%-5.01%,
                                1/7/99                              296,130,021
               100,000,000  U.S. Treasury Bills, 4.38%-4.74%,
                                1/14/99                              98,670,729
                50,000,000  U.S. Treasury Bills, 4.75%,
                                1/28/99                              49,214,931
               200,000,000  U.S. Treasury Bills, 4.32%-4.44%,
                                2/4/99                              196,898,125
                37,000,000  U.S. Treasury Bills, 4.83%,
                                2/18/99                              36,305,736
                20,000,000  U.S. Treasury Bills, 4.70%-4.95%,
                                2/25/99                              19,616,167
               100,000,000  U.S. Treasury Bills, 4.83%,
                                3/4/99                               98,100,667
               100,000,000  U.S. Treasury Bills, 4.47%,
                                4/1/99                               97,742,694
                                                                 ---------------
TOTAL U.S. TREASURY BILLS--53.7%                                  1,189,089,673
                                                                 ---------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY NOTES(1)
              $100,000,000  U.S. Treasury Notes, 4.75%,
                                10/31/98                          $  99,934,525
               150,000,000  U.S. Treasury Notes, 5.875%,
                                10/31/98                            150,044,232
               150,000,000  U.S. Treasury Notes, 5.50%,
                                11/15/98                            150,017,594
               100,000,000  U.S. Treasury Notes, 5.125%,
                                11/30/98                            100,008,026
                50,000,000  U.S. Treasury Notes, 5.00%,
                                1/31/99                              49,985,869
               150,000,000  U.S. Treasury Notes, 5.00%,
                                2/15/99                             149,870,265
               250,000,000  U.S. Treasury Notes, 5.50%,
                                2/28/99                             250,145,077
                75,000,000  U.S. Treasury Notes, 5.875%,
                                2/28/99                              75,203,446
                                                                 ---------------
TOTAL U.S. TREASURY NOTES--46.3%                                  1,025,209,034
                                                                 ---------------
TOTAL INVESTMENT SECURITIES--100.0%                              $2,214,298,707
                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS

(1) The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the amortized cost of each investment

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                  www.americancentury.com      7


Government Agency--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                                        INVESTOR CLASS (INCEPTION 12/5/89)
                        GOVERNMENT       90-DAY U.S.        U.S. GOVERNMENT MONEY MARKET FUNDS(2)
                          AGENCY     TREASURY BILL INDEX      AVERAGE RETURN   FUND'S RANKING
----------------------------------------------------------------------------------------------
6 MONTHS(1) ............   2.54%           2.48%                  2.46%              --
1 YEAR .................   5.17%           5.11%                  5.01%         24 OUT OF 111
----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ................   5.06%           5.15%                  4.94%         28 OUT OF 101
5 YEARS ................   4.76%           4.96%                  4.62%         22 OUT OF 82
LIFE OF FUND ...........   4.99%           5.00%(3)               4.71%(3)       4 OUT OF 50(3)

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 12/31/89, the date nearest the fund's inception for which return data are available.

See pages 21-22 for more information about returns, the comparative index, and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                           9/30/98           3/31/98
NUMBER OF SECURITIES         23                28
WEIGHTED AVERAGE
MATURITY                   59 DAYS           50 DAYS
EXPENSE RATIO              0.48%*             0.51%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 1998

7-DAY CURRENT YIELD        4.98%
7-DAY EFFECTIVE YIELD      5.10%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.


8      1-800-345-2021


Government Agency--Q&A
--------------------------------------------------------------------------------

     An interview with Amy O'Donnell (pictured on page 5), a portfolio manager on the Government Agency Money Market fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1998?

     Government Agency continued to perform well. Its total return was 2.54%, compared with the 2.46% average return of the 113 "U.S. Government Money Market Funds" tracked by Lipper Analytical Services. Government Agency's total return was in the top 25% of its Lipper category. (See the Total Returns table on the previous page for other fund performance comparisons.)

     Government Agency also produced more income than the average U.S. government money market fund. The fund's 7-day effective yield as of September 30 was 5.10%, compared with the 4.95% yield of the average U.S. government money market fund as measured by Lipper.

     Furthermore, the fund continued to invest only in state income tax-exempt U.S. government securities, which can be advantageous for investors in most states. For many investors, particularly those in high income tax states such as California and New York, the after-tax yield for Government Agency is higher than for some money market funds that take on credit risk.

     In addition, Government Agency's expenses remained below the average of its peer group. Other things being equal, lower expenses translate into higher returns and yields for shareholders.

INTEREST RATES AND YIELDS FOR MOST U.S. FIXED-INCOME SECURITIES FELL DURING THE PERIOD. WHY?

     Weaker economic conditions, declining corporate earnings, and the absence of inflation sent interest rates lower, causing the yields of fixed-income securities to fall. Continued bad economic and financial news from Asia, Russia, and Latin America ignited investor interest in U.S. government securities as a safe haven from the problems facing stocks and corporate bonds. As the news from Asia and emerging markets worsened, demand for U.S. fixed-income securities surged.

     Interest rate and yield declines were reinforced in September and October, when the Federal Reserve (the U.S. central bank) lowered its benchmark federal funds rate from 5.5% to 5.0%. The Fed cut rates to bolster a faltering financial services industry hit hard by stock market losses and a U.S. economy that showed signs of catching the "Asian flu."

WHAT FUND STRATEGIES DID YOU EMPLOY?

     Although we managed the fund conservatively, we actively sought opportunities to buy securities with relatively high yields. This meant watching the market closely for supply and demand inequalities. For example, we'd invest in agency paper during peak periods of issuance, when yields tended to be higher.

     We were also successful at locking in higher yields by purchasing long-term securities when yields were relatively high.

[right margin]

". . .THE FUND CONTINUED TO INVEST ONLY IN STATE INCOME TAX-EXEMPT U.S. GOVERNMENT SECURITIES, WHICH CAN BE ADVANTAGEOUS FOR INVESTORS IN MOST STATES."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

As of September 30, 1998
Government Agency
  Discount Notes             80%
Government Agency Notes      13%
Floating-Rate
  Agency Notes                7%

As of March 31, 1998
Government Agency
  Discount Notes             67%
Government Agency Notes      20%
Floating-Rate
  Agency Notes               13%

Security types are defined on page 22.


                                                  www.americancentury.com      9


Government Agency--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     For example, we extended Government Agency's weighted average maturity (WAM--the average time until the securities in the portfolio mature) beyond that of its peer group last summer, a strategy that helped us maintain the fund's yield when interest rates fell.

CAN YOU ELABORATE ON THIS STRATEGY?

     Back in March, the consensus was that the Fed would raise interest rates to slow down the strong U.S. economy. At that time, we kept the WAM neutral to Government Agency's peer group. However, as news about Russia and Asia's potential negative impact on the global economy became more ominous in the summer, we extended the WAM by buying more securities with six-month maturities. The longer WAM worked well--when short-term interest rates fell in anticipation of a Fed rate cut, we had relatively fewer securities maturing, which means we didn't have to buy as much new, lower-yielding paper.

WHAT TYPES OF AGENCY SECURITIES WERE ATTRACTIVE?

     The attractiveness of agency paper often depends on the financing needs of the issuer, which determines how much paper it issues for investors. Generally, the more paper issued, the less expensive it is to buy. There are only four government agencies that issue state tax-exempt paper eligible for purchase by Government Agency. They are the Student Loan Marketing Association ("Sallie Mae" --which issues student loans), the Federal Farm Credit Bank (agricultural loans), the Federal Home Loan Bank (FHLB--home loans) , and the Tennessee Valley Authority (the largest U.S. electric power producer).

     We continued to focus on FHLB securities because the FHLB remained active, while other agencies curtailed their issuance of short-term securities. The relatively large supply of short-term FHLB paper helped keep its prices low and yields attractive throughout the period.

WHAT'S YOUR INTEREST RATE OUTLOOK?

     We expect short-term interest rates to fall further. It appears that the U.S. economy could continue to weaken as a result of turmoil overseas. While we don't expect the Fed to make drastic cuts in interest rates, we do believe it will move the federal funds rate below 5% to stimulate the U.S. economy.

GIVEN THAT OUTLOOK, WHAT IS YOUR STRATEGY FOR THE NEXT SIX MONTHS?

     We intend to keep the portfolio's WAM on the long side in anticipation of lower interest rates. We will continue to manage assets very conservatively, while at the same time doing our best to provide the highest yield possible for our shareholders.

[left margin]

". . .WE EXTENDED THE WAM BY BUYING MORE SECURITIES WITH SIX-MONTH MATURITIES. THE LONGER WAM WORKED WELL WHEN. . .RATES FELL IN ANTICIPATION OF A FED RATE CUT."

[pie charts - data below]

PORTFOLIO COMPOSITION BY MATURITY

As of September 30, 1998
0-30 days                   30%
31-60 days                  25%
61-90 days                  32%
91-180 days                  9%
181-397 days                 4%

As of March 31, 1998
0-30 days                   52%
31-60 days                  11%
61-90 days                  13%
91-180 days                 24%


10      1-800-345-2021


Government Agency--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                     Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1)
             $  5,250,000  FFCB Discount Notes, 5.37%,
                              10/16/98                          $  5,238,255
                9,000,000  FHLB Discount Notes, 5.43%,
                              10/9/98                              8,989,140
               10,000,000  FHLB Discount Notes, 5.54%,
                              10/16/98                             9,976,917
               30,000,000  FHLB Discount Notes, 5.41%,
                              10/30/98                            29,869,258
               35,000,000  FHLB Discount Notes,
                              5.39%-5.40%, 11/6/98                34,811,150
               40,000,000  FHLB Discount Notes, 5.39%,
                              11/12/98                            39,748,466
               35,361,000  FHLB Discount Notes,
                              5.35%-5.36%, 11/25/98               35,071,974
               45,025,000  FHLB Discount Notes,
                              5.28%-5.35%, 12/2/98                44,612,427
                4,000,000  FHLB Discount Notes, 5.36%,
                              12/4/98                              3,961,885
                7,882,000  FHLB Discount Notes, 5.37%,
                              12/11/98                             7,798,523
               42,000,000  FHLB Discount Notes,
                              5.26%-5.33%, 12/16/98               41,531,101
               26,084,000  FHLB Discount Notes,
                              5.25%-5.33%, 12/18/98               25,786,240
               30,000,000  FHLB Discount Notes, 5.36%,
                              12/29/98                            29,602,318

Principal Amount                                                     Value
--------------------------------------------------------------------------------
              $35,000,000  FHLB Discount Notes,
                              5.32%-5.36%, 12/30/98             $ 34,533,812
                                                                ------------
TOTAL U.S. GOVERNMENT
AGENCY DISCOUNT NOTES--80.0%                                     351,531,466
                                                                ------------
U.S. GOVERNMENT AGENCY SECURITIES(1)
               15,000,000  FFCB, 5.50%, 11/2/98                   15,000,000
                5,100,000  FFCB, 5.48%, 12/1/98                    5,102,033
                5,400,000  FHLB, 5.79%, 10/23/98                   5,400,657
                1,400,000  FHLB, 5.39%, 1/22/99                    1,398,827
                8,000,000  FHLB, 5.44%, 2/2/99                     7,994,810
                4,000,000  FHLB, 5.625%, 3/2/99                    3,997,507
               20,000,000  SLMA MTN, 5.71%, 7/1/99                19,996,485
                9,000,000  SLMA MTN, VRN,  5.03%,
                              10/6/98, resets weekly off the
                              3-month T-Bill rate plus 0.49%
                              with no caps                         9,000,036
               20,000,000  SLMA, VRN, 4.99%, 10/6/98,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.45% with
                              no caps                             20,000,000
                                                                ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--20.0%                                          87,890,355
                                                                ------------
TOTAL INVESTMENT SECURITIES--100.0%                             $439,421,821
                                                                ============

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

MTN = Medium Term Note

SLMA = Student Loan Marketing Association

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective September 30, 1998.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) The rates for U.S. Government Agency Discount Notes are the yield to maturity at purchase. The rates for U.S. Government Agency Securities are the stated coupon rates.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the amortized cost of each investment

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      11


Statements of Assets and Liabilities
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

                                                   CAPITAL         GOVERNMENT
                                                PRESERVATION         AGENCY
ASSETS
Investment securities, at value
  (amortized cost and cost
  for federal income tax purposes) ........    $2,214,298,707    $  439,421,821
Cash ......................................        63,243,312           427,921
Receivable for investments sold ...........       923,355,029        58,578,981
Interest receivable .......................        32,505,278         2,215,498
                                               --------------    --------------
                                                3,233,402,326       500,644,221
                                               --------------    --------------
LIABILITIES
Disbursements in excess of
  demand deposit cash .....................         2,598,084         1,120,630
Payable for investments
  purchased ...............................        48,865,146              --
Payable for capital
  shares redeemed .........................         5,561,287            41,603
Accrued management
  fees (Note 2) ...........................         1,235,169           193,737
Payable for trustees' fees
  and expenses ............................             3,601             1,357
Accrued expenses and
  other liabilities .......................             7,385               995
                                               --------------    --------------
                                                   58,270,672         1,358,322
                                               --------------    --------------
Net Assets ................................    $3,175,131,654    $  499,285,899
                                               ==============    ==============
CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ...................     3,174,615,349       499,305,345
                                               ==============    ==============
Net Asset Value Per Share .................    $         1.00    $         1.00
                                               ==============    ==============
NET ASSETS CONSIST OF:
Capital paid in ...........................    $3,174,615,349    $  499,305,345
Accumulated undistributed net
  realized gain (loss) on
  investment transactions .................           516,305           (19,446)
                                               --------------    --------------
                                               $3,175,131,654    $  499,285,899
                                               ==============    ==============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); and net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


12      1-800-345-2021


Statements of Operations
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

                                                      CAPITAL        GOVERNMENT
                                                    PRESERVATION       AGENCY
INVESTMENT INCOME
Income:
Interest .....................................      $82,997,305      $13,277,116
                                                    -----------      -----------
Expenses (Note 2):
Management fees ..............................        7,411,547        1,144,870
Trustees' fees and expenses ..................           20,691            7,954
                                                    -----------      -----------
                                                      7,432,238        1,152,824
                                                    -----------      -----------
Net investment income ........................       75,565,067       12,124,292
                                                    -----------      -----------
NET REALIZED GAIN
ON INVESTMENTS
Net realized gain on investments .............        1,570,088            3,027
                                                    -----------      -----------
Net Increase in Net Assets
  Resulting from Operations ..................      $77,135,155      $12,127,319
                                                    ===========      ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

See Notes to Financial Statements


                                                 www.americancentury.com      13


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED) AND YEAR ENDED MARCH 31, 1998

                                           CAPITAL PRESERVATION                 GOVERNMENT AGENCY
                                       SEPTEMBER 30,       MARCH 31,       SEPTEMBER 30,      MARCH 31,
Increase in Net Assets                    1998              1998              1998             1998

OPERATIONS
Net investment income ............$    75,565,067    $   149,388,171    $    12,124,292    $    23,534,891
Net realized gain (loss)
  on investments .................      1,570,088          1,225,909              3,027            (22,473)
                                  ---------------    ---------------    ---------------    ---------------
Net increase in net assets
  resulting from operations ......     77,135,155        150,614,080         12,127,319         23,512,418
                                  ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income .......    (75,565,067)      (149,514,002)       (12,124,292)       (23,534,891)
From net realized gains on
  investment transactions ........       (997,000)        (1,199,172)              --                 --
                                  ---------------    ---------------    ---------------    ---------------
Decrease in net assets from
  distributions to shareholders ..    (76,562,067)      (150,713,174)       (12,124,292)       (23,534,891)
                                  ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from shares sold ........  1,508,437,684      2,473,239,090        214,432,527        392,750,417
Proceeds from shares
  issued in connection
  with acquisition (Note 3) ......           --          213,901,483               --                 --
Proceeds from reinvestment
  of distributions ...............     72,959,360        143,557,124         11,667,294         22,581,430
Payments for shares redeemed ..... (1,551,422,085)    (2,664,029,704)      (214,608,296)      (398,276,839)
                                  ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  capital share transactions .....     29,974,959        166,667,993         11,491,525         17,055,008
                                  ---------------    ---------------    ---------------    ---------------
Net increase in net assets .......     30,548,047        166,568,899         11,494,552         17,032,535
NET ASSETS
Beginning of period ..............  3,144,583,607      2,978,014,708        487,791,347        470,758,812
                                  ---------------    ---------------    ---------------    ---------------
End of period ....................$ 3,175,131,654    $ 3,144,583,607    $   499,285,899    $   487,791,347
                                  ===============    ===============    ===============    ===============
TRANSACTIONS IN
SHARES OF THE FUNDS
Sold .............................  1,508,437,684      2,473,239,090        214,432,527        392,750,417
Issued in connection with
  acquisition (Note 3) ...........           --          213,901,483               --                 --
Issued in reinvestment
  of distributions ...............     72,959,360        143,557,124         11,667,294         22,581,430
Redeemed ......................... (1,551,422,085)    (2,664,029,704)      (214,608,296)      (398,276,839)
                                  ---------------    ---------------    ---------------    ---------------
Net increase .....................     29,974,959        166,667,993         11,491,525         17,055,008
                                  ===============    ===============    ===============    ===============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Government Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Capital Preservation Fund (Capital Preservation) and American Century - Benham Government Agency Money Market Fund (Government Agency) (the Funds) are two of the eight funds issued by the Trust. Capital Preservation seeks maximum safety and liquidity, and intends to pursue its investment objectives by investing exclusively in short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government. Government Agency seeks to provide the highest rate of current return on its investments, consistent with safety of principal and maintenance of liquidity by investing exclusively in short-term obligations of the U.S. government and its agencies and instrumentalities. The Funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of the report date. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FORWARD COMMITMENTS--Periodically, the Funds enter into purchase or sale transactions on a forward commitment basis. In these transactions, the Funds sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the Funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as forward commitments or "roll" transactions. The Funds take possession of any security they purchase in these transactions. The Funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

     INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS--Distributions from net investment income are declared and credited daily and distributed monthly. The Funds do not expect to realize any long-term gains, and accordingly, do not expect to pay any long-term gains distributions.

     At March 31, 1998, Government Agency had accumulated net realized capital loss carryovers of approximately $43,000 (expiring 2003 through 2006) which may be used to offset future capital gains. The Fund has elected to treat $13,369 of net capital losses incurred in the five month period ended March 31, 1998, as having been incurred in the following fiscal year.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


                                                 www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)

-----------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each Fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Funds are included in the Money Market Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for the Funds is as follows:

     0.2500% of the first $1 billion
     0.2070% of the next $1 billion
     0.1660% of the next $3 billion
     0.1490% of the next $5 billion
     0.1380% of the next $15 billion
     0.1375% of the next $25 billion
     0.1370% of the average daily net assets over $50 billion

The annualized Complex Fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion.

     The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services Corporation.


16      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)

-----------------------------------------------------------------------------
3. REORGANIZATION PLAN

     On August 29, 1997, Capital Preservation acquired all of the net assets of American Century - Benham Capital Preservation Fund (Old CP Fund) and American Century - Benham Capital Preservation Fund II (Capital Preservation II), pursuant to a plan of reorganization approved by the acquired funds' shareholders on July 30, 1997.

     The acquisition was accomplished by a tax-free exchange of 213,901,483 shares of Capital Preservation, the surviving fund in terms of maintaining the financial statements and performance history in the post-reorganization fund, for 213,901,483 shares of Capital Preservation II, outstanding on August 29,
1997. The net assets of Capital Preservation and Capital Preservation II immediately before the acquisition were $2,937,910,603 and $213,901,483, respectively. Immediately after the acquisition, the combined net assets of Capital Preservation were $3,151,812,086.

     At the same time, Capital Preservation was reorganized as a series issued by American Century Government Income Trust. Capital Preservation was formerly issued under American Century Capital Preservation Fund, Inc.


                                                 www.americancentury.com      17


Capital Preservation--Financial Highlights
--------------------------------------------------------------------------------

   FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                        1998(1)               1998            1997            1996          1995              1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ............. $        1.00      $        1.00   $        1.00   $        1.00   $        1.00   $        1.00
                                  -------------      -------------   -------------   -------------   -------------   -------------
Income From
Investment Operations
  Net Investment Income .........          0.02               0.05            0.05            0.05            0.04            0.03
                                  -------------      -------------   -------------   -------------   -------------   -------------
Distributions
  From Net Investment
  Income ........................         (0.02)             (0.05)          (0.05)          (0.05)          (0.04)          (0.03)
                                  -------------      -------------   -------------   -------------   -------------   -------------
Net Asset Value,
End of Period ................... $        1.00      $        1.00   $        1.00   $        1.00   $        1.00   $        1.00
                                  =============      =============   =============   =============   =============   =============
  Total Return(2) ...............          2.48%              5.06%           4.82%           5.21%           4.31%           2.63%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(3) ........          0.48%(4)           0.49%           0.49%           0.51%           0.50%           0.51%
Ratio of Net Investment Income
to Average Net Assets ...........          4.83%(4)           4.90%           4.66%           5.07%           4.24%           2.59%
Net Assets, End of Period
(in thousands) .................. $   3,175,132      $   3,144,584   $   2,978,015   $   3,077,558   $   2,883,350   $   2,786,614

(1)  Six months ended September 30, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for years ended March 31, 1997 and March 31, 1996 include expenses paid through expense offset arrangements.

(4)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

                                              See Notes to Financial Statements


18      1-800-345-2021


Government Agency--Financial Highlights
--------------------------------------------------------------------------------

   FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                        1998(1)             1998          1997          1996          1995          1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ............... $      1.00      $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                    -----------      -----------   -----------   -----------   -----------   -----------
Income From
Investment Operations
  Net Investment Income ...........        0.03             0.05          0.05          0.05          0.04          0.03
                                    -----------      -----------   -----------   -----------   -----------   -----------
Distributions
  From Net Investment
   Income .........................       (0.03)           (0.05)        (0.05)        (0.05)        (0.04)        (0.03)
                                    -----------      -----------   -----------   -----------   -----------   -----------
Net Asset Value,
End of Period ..................... $      1.00      $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                    ===========      ===========   ===========   ===========   ===========   ===========
  Total Return(2) .................        2.54%            5.14%         4.89%         5.35%         4.47%         2.69%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(3) ..........        0.48%(4)         0.51%         0.57%         0.51%         0.50%         0.50%
Ratio of Net Investment Income
to Average Net Assets .............        5.02%(4)         5.02%         4.76%         5.20%         4.35%         2.65%
Net Assets, End of Period
(in thousands) .................... $   499,286      $   487,791   $   470,759   $   503,328   $   461,803   $   561,766

(1)  Six months ended September 30, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for years ended March 31, 1997 and March 31, 1996 include expenses paid through expense offset arrangements.

(4)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

See Notes to Financial Statements


                                                 www.americancentury.com      19


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


20      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CAPITAL PRESERVATION seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. Treasury money market securities.

     GOVERNMENT AGENCY seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. government money market securities.

     An investment in the funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates published by the Federal Reserve Bank.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the U.S. Treasury and government money market funds are:

     U.S. TREASURY MONEY MARKET FUNDS (Capital Preservation)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in U.S. Treasury obligations.

     U.S. GOVERNMENT MONEY MARKET FUNDS (Government Agency)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities.

[right margin]

INVESTMENT TEAM LEADERS

SENIOR PORTFOLIO MANAGER
     AMY O'DONNELL


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 18-19.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MONEY MARKET SECURITIES

* FLOATING-RATE AGENCY NOTES (FLOATERS)--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank) whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate (LIBOR).

* U.S. GOVERNMENT AGENCY NOTES--intermediate-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued with maturities ranging from three months to 30 years, but the funds only invest in those with remaining maturities of 13 months or less.

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES--short-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* U.S. TREASURY BILLS (T-BILLS)--short-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-bills are issued with maturities ranging from three months to one year.

* U.S. TREASURY NOTES (T-NOTES)--intermediate-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-notes are issued with maturities ranging from two to 10 years, but the funds only invest in those with remaining maturities of 13 months or less.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24   1-800-345-2021


[inside back cover]

American Century Funds

Benham Group(reg.sm)
TAXABLE BOND FUNDS
U.S. Treasury & Government
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
Corporate & Diversified
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
International
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
Multiple-State
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
Single-State
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
Taxable
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
Tax-Free & Municipal
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY[reg.sm] GROUP
Asset Allocation Funds
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
Balanced Fund
   Balanced
Conservative Equity Funds
   Income and Growth
   Equity Income
   Value
   Equity Growth
Specialty Funds
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
Small Cap Funds
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
Growth Funds
   Select
   Heritage
   Growth
   Ultra
Aggressive Growth Funds
   Vista
   Giftrust
   New Opportunities
International Growth Funds
   International Growth
   International Discovery
   Emerging Markets

[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY GOVERNMENT INCOME TRUST


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9811                              (c)1998 American Century Services Corporation
SH-BKT-14209                                            Funds Distributor, Inc.

[front cover]                                                 September 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of stairs]

BENHAM GROUP
------------------------------------
GNMA

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

Benham Group
GNMA
(BGNMX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended September 30, 1998, interest rates fell worldwide as investors reacted to worsening global economic and financial conditions. Concerns about problems in Asia, Russia, and Latin America swept the global financial community. To help stem the negative tide, the Federal Reserve cut its federal funds rate in September for the first time in almost three years. Two weeks later, it cut the rate again, providing a significant psychological boost to investors as well as to the U.S. economy. But by the time the Fed reacted, falling interest rates, combined with increased demand for the relative safety of U.S. Treasury securities, had sparked an exciting rally in the Treasury market, the biggest since the Federal Reserve last cut rates in 1995.

     U.S. bonds, with the exception of earnings-sensitive corporate bonds, generally outperformed U.S. stocks, which posted mostly negative returns for the period. Money market securities continued to be a stable investment.

     This volatile market environment illustrated the importance of a diversified investment portfolio. Allocating your assets among stocks, bonds, and money market funds can help weatherproof your portfolio against dramatic changes in the economic or investment climate.

     Benham GNMA, like most U.S. bond funds, had a positive return, but its performance was modest compared with Treasury bond funds. GNMA securities perform best when interest rates are relatively stable. Sharp interest rate declines cause homeowners to refinance their mortgages, which shortens the effective life of mortgage securities and forces investors to buy lower-yielding ones. The GNMA fund investment team worked hard to maintain the fund's disciplined approach in this turbulent environment.

     On the corporate front, we have a substantial effort underway to prepare American Century's computer systems for the year 2000. Through the rest of 1998 and 1999, our team of technology professionals will be extensively testing our systems, including those involved with dividend payments, to verify the accuracy of dividend calculations and distributions.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
GNMA
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio at a Glance ....................................................  5
   Portfolio Composition
   by Security Type .........................................................  6
   Portfolio Composition
   by GNMA Coupon ...........................................................  7
   Schedule of Investments ..................................................  8
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities .............................................................. 10
   Statement of Operations .................................................. 11
   Statements of Changes
   in Net Assets ............................................................ 12
   Notes to Financial
   Statements ............................................................... 13
   Financial Highlights ..................................................... 16
OTHER INFORMATION
   Share Class and Retirement
   Account Information ...................................................... 18
   Background Information
      Investment Philosophy
      and Policies .......................................................... 19
      Comparative Indices ................................................... 19
      Lipper Rankings ....................................................... 19
      Investment Team
      Leaders ............................................................... 19
    Glossary ................................................................ 20


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* During the six months ended September 30, 1998, mortgage-backed securities produced positive returns but took a back seat to U.S. Treasurys, which benefitted from investor demand for a safe haven from global economic uncertainty.

* In an attempt to add stability to worldwide markets and reduce the possibility of a recession in the U.S., the Federal Reserve lowered short-term interest rates in September and again in October.

* Unfortunately, the steady decline in interest rates proved detrimental to the mortgage securities market, which endured the decade's third major mortgage refinancing wave.

* As a result, GNMA investors were faced with reinvesting the proceeds from refinanced mortgages in securities with lower yields, hampering their returns for the six-month period.

MANAGEMENT Q&A

* Echoing the performance of the mortgage-backed securities market in general, GNMA posted modest returns.

* Before operating expenses, GNMA's return for the six months roughly matched the 4.24% return of its benchmark, the Salomon 30-Year GNMA Index.

* By the end of September, GNMA's duration (a measure of the portfolio's price sensitivity to changes in interest rates) contracted to only 1.5 years, having naturally shortened as as a result of refinancings.

* The ongoing wave of refinancing has caused the market to become more highly concentrated in mortgage securities with coupons below 8% and before the current wave is over that concentration could increase significantly.

*   The   last-minute   surge  in  refinancing  is  also  likely  to  create  an
    overabundance of securities that the market will have trouble digesting since their yields will be among the lowest available.

* To mitigate the effects of this possibility, we will try to select GNMA securities for the portfolio that seem less likely to be affected by this final refinancing push, and then wait as long as possible for the market to stabilize before adding new securities.

[left margin]

"ECHOING THE PERFORMANCE OF THE MORTGAGE-BACKED SECURITIES MARKET IN GENERAL, GNMA POSTED MODEST RETURNS."

                  GNMA(1)
                  (BGNMX)
TOTAL RETURNS:             AS OF 9/30/98
    6 Months                    3.92%(2)
    1 Year                         7.63%
NET ASSETS:                 $1.4 billion
30-DAY SEC YIELD:                  6.03%
INCEPTION DATE:                  9/23/85

(1)  Investor Class.
(2)  Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on page 20.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, director of fixed-income investing at American Century

MODEST RETURNS

     With global economies riddled with uncertainty during the six months ended September 30, 1998, the allure of mortgage-backed securities took a back seat to the safe-haven appeal of U.S. Treasury securities. Steadily declining U.S. interest rates throughout 1998 caused Treasury bond prices to soar but weighed heavily on the mortgage securities market by increasing refinancing activity. This exacerbated the performance disparity between the two fixed-income security types. For the six months ended September 30, the Salomon 30-Year GNMA Index returned 4.24%, compared with the 12.27% return of a 10-year Treasury note.

WEAKENING ECONOMIC CONDITIONS...

     A series of financial crises around the world threatened to apply the brakes to global economic growth, providing the catalyst for the decline in interest rates during 1998. Asia's financial problems came to light in late 1997 and mushroomed in 1998. By mid-1998, the contagion had spread to Russia and Latin America.

     In the U.S., investors' fears of inflation in early spring turned into dismay over the prospects for recession by early summer. A flurry of profits warnings issued by many of corporate America's bellwether companies lent credence to that notion. Concerned that the global upheaval would take too heavy a toll on the U.S. economy, the Federal Reserve took action.

 ...LED TO LOWER INTEREST RATES...

     In an attempt to add stability to worldwide markets and reduce the possibility of a recession in the U.S., the Federal Reserve lowered short-term interest rates in September--the first such reduction in nearly three years--and again in October. The rate cuts served to reinforce the lower interest rate trend in the bond market that had picked up momentum since late July. With global economic uncertainty foremost on investors' minds, the safety and liquidity of U.S. Treasury securities took on added appeal. The resulting surge in demand pushed the yield on the 30-year Treasury bond down to a record low of 4.97% by the end of September.

 ...AND A CONTINUING BARRAGE OF REFINANCINGS.

     Although the drop in interest rates proved good news for the Treasury market, the benefits garnered by mortgage-backed and other fixed-income securities were far less pronounced. For GNMAs, the decline meant a continuance of the third major refinancing wave this decade. (The first two took place in 1993-94 and 1995-96.)

     Starting in late July, refinancing activity increased as homeowners rushed to take advantage of record low interest rates. As a result, GNMA investors had to reinvest the proceeds from refinanced mortgages in ones with lower yields, hampering their returns for the six-month period.

[right margin]

"IN AN ATTEMPT TO ADD STABILITY TO WORLDWIDE MARKETS AND REDUCE THE POSSIBILITY OF A RECESSION IN THE U.S., THE FEDERAL RESERVE LOWERED SHORT-TERM INTEREST RATES IN SEPTEMBER--THE FIRST SUCH REDUCTION IN NEARLY THREE YEARS--AND AGAIN IN OCTOBER."

[line chart - data below]

10-YEAR TREASURY NOTE YIELD VS. 30-YEAR FNMA MORTGAGE RATE

            10-Year Treasury      30-Year FNMA
               Note Yields       Mortgage Yields
4/98              5.66%              7.08%
5/98              5.56%              6.98%
6/98              5.46%              7.00%
7/98              5.50%              6.97%
6/98              5.28%              6.78%
9/98              4.57%              6.48%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


GNMA--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                                  INVESTOR CLASS (INCEPTION 9/23/85)                   ADVISOR CLASS (INCEPTION 10/9/97)
                                SALOMON 30-YEAR             GNMA FUNDS(2)                          SALOMON 30-YEAR
                         GNMA      GNMA INDEX     AVERAGE RETURN     FUND'S RANKING      GNMA         GNMA INDEX
---------------------------------------------------------------------------------------------------------------------
6 MONTHS(1) ..........   3.92%        4.24%            4.59%                --           3.88%            4.24%
1 YEAR ...............   7.63%        8.27%            8.46%           44 OUT OF 50       --               --
---------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ..............   7.53%        8.11%            7.46%           19 OUT OF 44       --               --
5 YEARS ..............   6.79%        7.30%            6.45%            8 OUT OF 30       --               --
10 YEARS .............   8.66%        9.21%            8.30%            4 OUT OF 23       --               --
LIFE OF FUND .........   8.80%        9.70%(3)         8.41%(4)         4 OUT OF 14(4)    7.31%          7.19%(5)

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 9/30/85, the date nearest the class's inception for which data are available.

(4) Since 10/31/85, the date nearest the class's inception for which data are available.

(5) Since 10/31/97, the date nearest the class's inception for which data are available.

See pages 18-20 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

Value as of 9/30/98
GNMA                        $22,946
Salomon 30-Year GNMA Index  $24,166

                      GNMA         Salomon 30-Year GNMA Index
Date                  Value                Value
9/30/88              $10,000              $10,000
9/30/89              $11,023              $11,133
9/30/90              $11,974              $12,211
9/30/91              $13,884              $14,240
9/30/92              $15,504              $15,890
9/30/93              $16,525              $16,977
9/30/94              $16,343              $16,791
9/30/95              $18,451              $19,122
9/30/96              $19,387              $20,266
9/30/97              $21,317              $22,320
9/30/98              $22,946              $24,166

$10,000 investment made 9/30/88

These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Salomon 30-Year GNMA Index is provided for comparison in each chart. GNMA's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED SEPTEMBER 30)

                     GNMA        Salomon 30-Year GNMA Index
Date                Return              Return
9/30/89              10.23              11.33
9/30/90               8.63               9.68
9/30/91              15.95              16.62
9/30/92              11.67              11.58
9/30/93               6.58               6.84
9/30/94              -1.10              -1.09
9/30/95              12.90              13.88
9/30/96               5.07               5.98
9/30/97               9.96              10.14
9/30/98               7.63               8.27


4      1-800-345-2021


GNMA--Q&A
--------------------------------------------------------------------------------
/photo of Casey Colton/

     An interview with Casey Colton, a portfolio manager on the GNMA fund investment team.

HOW DID GNMA PERFORM FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998?

     Echoing the performance of the mortgage-backed securities market in general, the fund posted modest returns that were dampened by one of the decade's heaviest refinancing waves. For the six months ended September 30, the fund returned 3.92%, compared with the 4.59% average return of the 51 "GNMA funds" tracked by Lipper Analytical Services. (See Total Returns on the previous page for fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS PEERS?

     The disciplined investment approach we use to pursue solid long-term performance for GNMA can lead to short-term underperformance when the bond market rallies sharply. Our top priority is to provide performance that equals or exceeds the GNMA market over the long run. When interest rates are fairly stable, the fund and the mortgage-backed securities market in general perform well. However, when interest rates fall sharply, as they did during the six months, the fund's returns can lag those of its competitors.

     Remember that we're not trying to make interest rate bets that can lead to unpleasant surprises. Our strategy is intended to help generate relatively predictable returns by providing investors with a GNMA fund that emphasizes price stability and competitive yields. As you can see by comparing GNMA's three-, five- and 10-year returns against those of its Lipper peers, this strategy has enabled us to beat the average GNMA fund's performance over the longer haul.

IS YOUR DISCIPLINED APPROACH WHY GNMA CONSISTENTLY PERFORMS WELL VERSUS ITS BENCHMARK?

     Yes, and the six-month return is a good example. Before operating expenses, GNMA's return for the six months nearly matched the 4.24% return of its benchmark, the Salomon 30-Year GNMA Index. Remember that unlike the fund, the index is not subject to fees (such as management fees and transaction costs), so deducting from the returns of the benchmark provides a more accurate comparison of GNMA's performance. If you compare those results with GNMA's returns, you'll find that they are very close. Keeping the portfolio's duration (a measure of the fund's price sensitivity to changes in interest rates) and holdings very close to those of the benchmark helps us achieve these results.

[right margin]

"REMEMBER THAT WE'RE NOT TRYING TO MAKE INTEREST RATE BETS THAT CAN LEAD TO UNPLEASANT SURPRISES. OUR STRATEGY IS INTENDED TO HELP GENERATE RELATIVELY PREDICTABLE RETURNS BY PROVIDING INVESTORS WITH A GNMA FUND THAT EMPHASIZES PRICE STABILITY AND COMPETITIVE YIELDS."

PORTFOLIO AT A GLANCE
                            9/30/98           3/31/98
NUMBER OF SECURITIES        3,461             3,247
AVERAGE DURATION            1.5 YRS           2.6 YRS
AVERAGE LIFE                4.3 YRS           5.8 YRS
EXPENSE RATIO (FOR
INVESTOR CLASS)              0.59%*            0.58%

* Annualized.

YIELD AS OF SEPTEMBER 30, 1998
                          INVESTOR           ADVISOR
                            CLASS             CLASS
30-DAY SEC YIELD            6.03%             5.78%

Investment terms are defined in the Glossary on page 20.


                                                  www.americancentury.com      5


GNMA--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

SPEAKING OF THE PORTFOLIO'S DURATION, WHY DID IT DROP SO SHARPLY (SEE THE TABLE ON PAGE 5)?

     The drop occurred because the durations of mortgage-backed securities tend to shorten when interest rates decline as a result of greater refinancing activity. So as rates fell, the duration of the portfolio naturally shortened. By the end of the six months, GNMA's duration had fallen from 2.6 years to only
1.5 years, which roughly matched the change in the benchmark's duration.

WHAT NEW TRENDS DEVELOPED DURING THE SIX MONTHS?

     As mentioned on page 3, the global economic crisis led investors to seek the protection of U.S. Treasury securities. What ensued, during the third quarter especially, was an "unwinding of risk." Investors bought Treasurys because of their perceived safety over other types of assets, including stocks, corporate bonds, and mortgage-backed securities such as GNMAs. Unfortunately, this unwinding created an excess supply of GNMA securities when rates were falling the fastest and refinancing activity was at its highest.

WHAT MARKET INDICATORS DO YOU MONITOR TO KEEP TRACK OF SUCH DEVELOPMENTS?

     One way we track the marketplace is to monitor the interest rate difference between the yield of the 10-year Treasury note and the average interest rate of conforming mortgages. Conforming mortgages are those that meet the requirements of major agencies such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation in order to receive their endorsement. These are the types of mortgage loans taken out by the vast majority of single-family home buyers in the U.S. We use the 10-year Treasury note for our comparisons because it is a widely recognized benchmark for mortgage pricing, while the average rate of conforming mortgages provides a good proxy for the interest rate that homeowners are paying.

     In late 1997 and early 1998, the average conforming mortgage rate was 1.4% to 1.6% higher than the yield of the 10-year Treasury. Although that gap was large by recent historical standards, it widened even further to over 2% by the end of September. Comparing that gap with a peak difference of only 1.2% during the 1995-96 refinancing wave should make it easier to see how the swift price appreciation of Treasurys caused their returns to strongly outpace those offered by GNMAs.

WHAT EFFECT HAS THE CURRENT REFINANCING WAVE HAD ON THE GNMA MARKET?

     The ongoing wave has caused the market to become more highly concentrated in mortgage securities with coupons below 8%. At the end of 1997, a bit less than 50% of 30-year mortgage securities had coupons below 8%. By the end of September, however, the number of mortgages with coupons under 8% had risen to just under 63% of the market. The number of mortgage securities with coupons less than 7% also rose during the year, increasing nearly 13%.

[left margin]

". . . THE GLOBAL ECONOMIC CRISIS LED INVESTORS TO SEEK THE PROTECTION OF U.S. TREASURY SECURITIES. WHAT ENSUED, DURING THE THIRD QUARTER ESPECIALLY, WAS AN 'UNWINDING OF RISK.'"

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF SEPTEMBER 30, 1998
GNMAs                      88%
Repos                       5%
U.S. Gov't. Agency
   Securities               4%
U.S. Treasury Securities    3%

AS OF MARCH 31, 1998
GNMAs                      90%
Repos                       6%
U.S. Treasury Securities    4%

Security types are defined on page 20.


6      1-800-345-2021


GNMA--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DO YOU THINK THESE REFINANCINGS WILL CONTINUE?

     Homeowners are savvier than ever about their refinancing options and have been using the consistent drop in rates to prepay their older, higher-cost loans by taking out new ones with lower rates. Overall, it's much easier now to refinance a home loan than it was a decade ago, thanks to technological advances such as the Internet. With many banks offering on-line refinancing applications, more people than ever before are able to lower their mortgage rates.

     As such, when rates eventually begin to stabilize or head higher, there may be one last push before the latest refinancing wave grinds to a halt. It's possible that the wave could even sweep up mortgage holders who have recently refinanced but want to lock in even lower rates before the tide changes.

HOW COULD THIS AFFECT GNMA'S PERFORMANCE?

     The bottom line is that the refinancing wave is causing GNMA's yield to decline, but it takes time for that to be fully reflected. One of the key factors unique to mortgage-backed securities is that underlying mortgages provide regular payments of both principal and interest, and a monthly option to prepay. Because there is typically about a month between when a loan is prepaid and when the prepayment impacts a GNMA investor, GNMA yields tend to lag prevailing mortgage rates.

     In the case of mortgage-backed securities funds, there is an additional factor to consider--the length of time before the drop in mortgage rates can be fully reflected in a fund's 30-day SEC yield. Keep in mind that the SEC yield is a rolling average of the interest a portfolio has received for the previous 30 days, so it takes a month for any change in rates to be fully reflected. Add that to the month lag time that occurs because of the refinancing process, and it equates to roughly two months before a fund's SEC yield reflects a change in mortgage rates.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE PORTFOLIO OVER THE NEXT SIX MONTHS?

     When the current refinancing wave finally ends, the number of mortgage securities with coupons below 7% could quickly double, which would exert downward pressure on GNMA's yield. The last-minute surge in refinancing is also likely to create an overabundance of securities that the market will have trouble digesting since their yields will be among the lowest available. To mitigate the effects of this possibility, we will try to select GNMAs that seem less likely to be affected by this final refinancing push, and then wait as long as possible for the market to stabilize before adding new securities to the portfolio.

[right margin]

". . . WHEN RATES EVENTUALLY BEGIN TO STABILIZE OR HEAD HIGHER, THERE MAY BE ONE LAST PUSH BEFORE THE LATEST REFINANCING WAVE GRINDS TO A HALT."

[bar chart - data below]

PORTFOLIO COMPOSITION BY GNMA COUPON
                   Percentage of Portfolio
GNMA Coupons         9/30/98     3/31/98
Less than 7%           10%           8%
7%-8%                  54%          47%
8%-9%                  25%          31%
9%-10%                 10%          12%
Greater than 10%        1%           2%


                                                  www.americancentury.com      7


GNMA--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES--2.9%
            $ 40,359,600   U.S. Treasury Inflation Indexed
                              Notes, 3.625%, 4/15/28              $ 40,258,701
                                                                ---------------
   (Cost $39,643,807)

U.S. GOVERNMENT AGENCY SECURITIES--4.2%
              61,801,800   TVA Inflation Indexed Notes,
                              3.375%, 1/15/07                       59,096,735
                                                                ---------------
   (Cost $58,710,265)

GNMA SECURITIES(1)--88.1%
               4,813,916   GNMA, 6.00%, due 7/20/16 to
                              7/20/26                                4,813,480
             110,631,399   GNMA, 6.50%, due 9/20/08 to
                              5/15/28                              113,285,104
             217,397,744   GNMA, 7.00%, due 9/15/08 to
                              8/15/28                              224,811,043
              12,708,976   GNMA, 7.25%, due 7/20/20 to
                              12/20/25                              12,990,175
             383,270,639   GNMA, 7.50%, due 1/15/06 to
                              1/15/28                              397,841,117
               6,962,729   GNMA, 7.65%, due 6/15/16 to
                              2/15/18                                7,317,412
              12,816,435   GNMA, 7.75%, due 9/20/17 to
                              1/20/26                               13,308,956
               5,723,282   GNMA, 7.77%, due 4/15/20 to
                              1/15/21                                5,977,555
               3,210,281   GNMA, 7.85%, due 11/20/20 to
                              10/20/22                               3,330,353
               1,603,675   GNMA, 7.89%, due 9/20/22                  1,664,280
               3,614,015   GNMA, 7.98%, due 6/15/19                  3,807,050
             138,974,766   GNMA, 8.00%, due 6/15/06 to
                              2/20/28                              145,266,469
               2,313,431   GNMA, 8.15%, due 11/15/19 to
                              2/15/21                                2,445,258
              24,841,829   GNMA, 8.25%, due 2/15/06 to
                              5/15/27                               26,178,868
               7,267,223   GNMA, 8.35%, due 1/15/19 to
                              12/15/20                               7,691,831
             102,937,262   GNMA, 8.50%, due 12/15/04 to
                              5/15/31                              109,233,829
               1,801,076   GNMA, 8.625%, due 1/15/32                 1,927,760
              16,025,118   GNMA, 8.75%, due 2/15/16 to
                              7/15/27                               17,116,814
              75,768,897   GNMA, 9.00%, due 11/15/04 to
                              7/20/26                               81,289,216
              13,193,235   GNMA, 9.25%, due 4/15/16 to
                              8/15/26                               14,278,722
              23,353,301   GNMA, 9.50%, due 6/15/09 to
                              7/20/25                               25,130,145
               3,516,519   GNMA, 9.75%, due 6/15/05 to
                              11/15/21                               3,808,985

Principal Amount                                                      Value
--------------------------------------------------------------------------------
           $   3,426,116   GNMA, 10.00%, due 11/15/09
                              to 2/20/22                          $  3,754,265
               2,518,469   GNMA, 10.25%, due 5/15/12 to
                              2/15/21                                2,802,085
                 962,511   GNMA, 10.50%, due 8/15/00 to
                              3/15/21                                1,069,087
                 517,407   GNMA, 10.75%, due 12/15/09
                              to 8/15/19                               575,143
               2,152,035   GNMA, 11.00%, due 12/15/09
                              to 8/15/20                             2,406,205
                  34,640   GNMA, 11.25%, due 10/20/15
                              to 2/20/16                                38,574
                 544,799   GNMA, 11.50%, due 2/15/99 to
                              2/20/20                                  608,005
                   4,933   GNMA, 11.75%, due 2/15/99                     5,042
                 461,583   GNMA, 12.00%, due 6/15/00 to
                              1/20/15                                  519,987
                 354,850   GNMA, 12.25%, due 8/15/13 to
                              7/15/15                                  412,215
                 612,952   GNMA, 12.50%, due 11/15/99
                              to 10/15/15                              710,165
                  51,395   GNMA, 12.75%, due 11/15/13
                              to 6/15/15                                60,393
               1,272,397   GNMA, 13.00%, due 11/15/10
                              to 8/15/15                             1,491,542
                  36,073   GNMA, 13.25%, due 1/20/15                    42,645
                 526,596   GNMA, 13.50%, due 5/15/10
                              to 11/15/14                              619,708
                  22,635   GNMA, 13.75%, due 8/15/14                    27,002
                  22,317   GNMA, 14.00%, due 6/15/11
                              to 10/15/14                               26,645
                 225,159   GNMA, 14.50%, due 9/15/12 to
                              12/15/12                                 270,292
                 520,370   GNMA, 15.00%, due 6/15/11 to
                              10/15/12                                 627,468
                 140,997   GNMA, 16.00%, due 8/15/10 to
                              4/15/12                                  171,603
                                                                ---------------
TOTAL GNMA SECURITIES                                            1,239,752,493
                                                                ---------------
   (Cost $1,203,938,557)

TEMPORARY CASH INVESTMENTS--4.8%
Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 5.38%, dated 9/30/98,
    due 10/1/98 (Delivery value
    $67,795,130)                                                    67,785,000
                                                                ---------------
   (Cost $67,785,000)

TOTAL INVESTMENT SECURITIES--100.0%                             $1,406,892,929
                                                                ===============
   (Cost $1,370,077,629)

                                              See Notes to Financial Statements


8      1-800-345-2021


GNMA--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

GNMA = Government National Mortgage Association

TVA = Tennessee Valley Authority

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                  www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of
  $1,370,077,629) (Note 3) .............................        $ 1,406,892,929
Cash ...................................................              2,035,615
Interest receivable ....................................              8,701,542
                                                                ---------------
                                                                  1,417,630,086
                                                                ---------------
LIABILITIES
Disbursements in excess
  of demand deposit cash ...............................              1,193,473
Payable for investments purchased ......................             40,410,971
Payable for capital shares redeemed ....................                812,394
Accrued management fees (Note 2) .......................                652,751
Distribution fees payable (Note 2) .....................                    625
Service fees payable (Note 2) ..........................                    625
Dividends payable ......................................              1,121,921
Payable for trustees' fees
  and expenses .........................................                  2,087
Accrued expenses and
  other liabilities ....................................                  5,131
                                                                ---------------
                                                                     44,199,978
                                                                ---------------
Net Assets .............................................        $ 1,373,430,108
                                                                ===============
NET ASSETS CONSIST OF:
Capital paid in
                                                                $ 1,358,891,853
Accumulated net realized loss
  on investment transactions ...........................            (22,277,045)
Net unrealized appreciation
  on investments (Note 3) ..............................             36,815,300
                                                                ---------------
                                                                $ 1,373,430,108
                                                                ===============
Investor Class
Net assets .............................................        $ 1,370,285,017
Shares outstanding .....................................            127,291,152
Net asset value per share ..............................        $         10.76

Advisor Class
Net assets .............................................        $     3,145,091
Shares outstanding .....................................                292,159
Net asset value per share ..............................        $         10.76

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


10      1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ...................................................         $43,346,927
                                                                     -----------
Expenses (Note 2):
Management fees ............................................           3,865,729
Distribution fees -- Advisor Class .........................               2,396
Service fees -- Advisor Class ..............................               2,396
Trustees' fees and expenses ................................              12,025
                                                                     -----------
                                                                       3,882,546
                                                                     -----------
Net investment income ......................................          39,464,381
                                                                     -----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...........................           1,713,565
Change in net unrealized
  appreciation on investments ..............................          10,806,784
                                                                     -----------
Net realized and unrealized
  gain on investments ......................................          12,520,349
                                                                     -----------
Net Increase in Net Assets
  Resulting from Operations ................................         $51,984,730
                                                                     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                 www.americancentury.com      11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED) AND YEAR ENDED MARCH 31, 1998

                                                SEPTEMBER 30,        MARCH 31,
Increase in Net Assets                              1998               1998

OPERATIONS
Net investment income ......................  $    39,464,381   $    77,799,288
Net realized gain on investments ...........        1,713,565         1,450,246
Change in net unrealized
  appreciation on investments ..............       10,806,784        35,274,054
                                              ---------------   ---------------
Net increase in net assets
   resulting from operations ...............       51,984,730       114,523,588
                                              ---------------   ---------------
DISTRIBUTIONS TO
SHAREHOLDERS From net investment income:
  Investor Class ...........................      (39,481,413)      (77,794,647)
  Advisor Class ............................          (55,146)           (4,641)
                                              ---------------   ---------------
Decrease in net assets
  from distributions .......................      (39,536,559)      (77,799,288)
                                              ---------------   ---------------
CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase in net assets
  from capital share transactions ..........       74,881,549       130,210,987
                                              ---------------   ---------------
Net increase in net assets .................       87,329,720       166,935,287

NET ASSETS
Beginning of period ........................    1,286,100,388     1,119,165,101
                                              ---------------   ---------------
End of period ..............................  $ 1,373,430,108   $ 1,286,100,388
                                              ===============   ===============
Undistributed net investment income ........             --     $        72,178
                                              ===============   ===============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Government Income Trust (the Trust), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham GNMA Fund (the Fund) is one of the eight funds issued by the Trust. The Fund seeks to provide a high level of current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-backed Ginnie Mae certificates. The Fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the Fund's custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes

     FORWARD COMMITMENTS--The Fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The Fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains are declared and paid annually.

     At March 31, 1998, accumulated net realized capital loss carryovers of approximately $23,280,300 (expiring 2003 through 2005) may be used to offset future taxable gains.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Fund is included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on the Fund's class average daily net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for the Fund is as follows

     0.3600% of the first $1 billion
     0.3080% of the next $1 billion
     0.2780% of the next $3 billion
     0.2580% of the next $5 billion
     0.2450% of the next $15 billion
     0.2430% of the next $25 billion
     0.2425% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion.

     The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the Fund under the Plan during the six months ended September 30, 1998 were $4,792.

      Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services Corporation.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of U.S.  Treasury  and Agency  obligations,  excluding  short-term
investments,   totaled   $937,960,152.   Sales  of  U.S.   Treasury  and  Agency
obligations, excluding short-term investments, totaled $873,976,769.

    As of September 30, 1998, accumulated net unrealized appreciation was $36,105,148, based on the aggregate cost of investments of $1,370,787,781 for federal income tax purposes. Accumulated net unrealized appreciation consisted of unrealized appreciation of $37,060,458 and unrealized depreciation of $955,310.

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the Fund were as follows (unlimited number of shares authorized):

                                                      SHARES           AMOUNT
INVESTOR CLASS
Six months ended September 30, 1998
Sold .........................................      25,085,896    $ 268,066,433
Issued in reinvestment of distributions ......       2,943,316       31,469,260
Redeemed .....................................     (21,274,098)    (227,316,073)
                                                 -------------    -------------
Net increase .................................       6,755,114    $  72,219,620
                                                 =============    =============
Year ended March 31, 1998
Sold .........................................      46,751,528    $ 496,021,137
Issued in reinvestment of distributions ......       5,789,350       61,339,524
Redeemed .....................................     (40,343,016)    (427,609,050)
                                                 -------------    -------------
Net increase .................................      12,197,862    $ 129,751,611
                                                 =============    =============
ADVISOR CLASS
Six months ended September 30, 1998
Sold .........................................         319,818    $   3,418,076
Issued in reinvestment of distributions ......           4,786           51,204
Redeemed .....................................         (75,516)        (807,351)
                                                 -------------    -------------
Net increase .................................         249,088    $   2,661,929
                                                 =============    =============
Period ended  March 31, 1998(1)
Sold .........................................          81,176    $     866,914
Issued in reinvestment of distributions ......             408            4,352
Redeemed .....................................         (38,513)        (411,890)
                                                 -------------    -------------
Net increase .................................          43,071    $     459,376
                                                 =============    =============

(1)  October 9, 1997 (commencement of sale) through March 31, 1998.


                                                 www.americancentury.com      15


GNMA--Financial Highlights
--------------------------------------------------------------------------------

   FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                             Investor Class
                                          1998(1)              1998            1997            1996            1995            1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ...............$       10.67      $       10.33   $       10.45   $       10.18   $       10.35   $       10.88
                                   -------------      -------------   -------------   -------------   -------------   -------------
Income From Investment
Operations
  Net Investment Income ...........         0.32               0.69            0.71            0.74            0.72            0.66
  Net Realized and
  Unrealized Gain (Loss)
  on Investment Transactions ......         0.09               0.34           (0.12)           0.27           (0.18)          (0.52)
                                   -------------      -------------   -------------   -------------   -------------   -------------
Total From
Investment Operations .............         0.41               1.03            0.59            1.01            0.54            0.14
                                   -------------      -------------   -------------   -------------   -------------   -------------
Distributions
  From Net Investment Income ......        (0.32)             (0.69)          (0.71)          (0.74)          (0.71)          (0.66)
  From Net Realized Gains .........         --                 --              --              --              --             (0.01)
                                   -------------      -------------   -------------   -------------   -------------   -------------
  Total Distributions .............        (0.32)             (0.69)          (0.71)          (0.74)          (0.71)          (0.67)
                                   -------------      -------------   -------------   -------------   -------------   -------------
Net Asset Value,
End of Period .....................$       10.76      $       10.67   $       10.33   $       10.45   $       10.18   $       10.35
                                   =============      =============   =============   =============   =============   =============
  Total Return(2) .................         3.92%             10.21%           5.84%          10.08%           5.53%           1.30%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(3) ..........         0.59%(4)           0.58%           0.55%           0.58%           0.58%           0.54%
Ratio of Net Investment Income
to Average Net Assets .............         5.99%(4)           6.49%           6.84%           6.98%           7.08%           6.12%
Portfolio Turnover Rate ...........           68%               133%            105%             64%            120%             49%
Net Assets, End of Period
(in thousands) ....................$   1,370,285      $   1,285,641   $   1,119,165   $   1,120,019   $     979,670   $   1,129,185

(1)  Six months ended September 30, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for years ended March 31, 1997 and March 31, 1996, include expenses paid through expense offset arrangements.

(4)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


16      1-800-345-2021


GNMA--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                            Advisor Class
                                                        1998(1)       1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .............    $   10.67       $   10.63
                                                      ---------       ---------
Income From Investment Operations
  Net Investment Income ..........................         0.31            0.31
  Net Realized and Unrealized
  Gain on Investment Transactions ................         0.09            0.04
                                                      ---------       ---------
  Total From Investment Operations ...............         0.40            0.35
                                                      ---------       ---------
Distributions
  From Net Investment Income .....................        (0.31)          (0.31)
                                                      ---------       ---------
Net Asset Value, End of Period ...................    $   10.76       $   10.67
                                                      =========       =========
  Total Return(3) ................................         3.88%           3.30%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(4) .........................         0.84%           0.84%
Ratio of Net Investment Income
to Average Net Assets(4) .........................         5.74%           5.92%
Portfolio Turnover Rate ..........................           68%            133%
Net Assets, End of Period
(in thousands) ...................................    $   3,145       $     460

(1)  Six months ended September 30, 1998 (unaudited).

(2)  October 9, 1997 (commencement of sale) through March 31, 1998.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      17


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     American Century offers two classes of shares for GNMA. One class is for investors who buy directly from American Century, and the other is for investors who buy through financial intermediaries.

     The original class of GNMA shares is called the INVESTOR CLASS. All shares issued and outstanding before September 2, 1997, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 2, 1997. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     GNMA  seeks to  provide a high level of  current  income,  consistent  with
safety  of   principal,   by  investing   primarily  in   mortgage-backed   GNMA
certificates. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The SALOMON BROTHERS 30-YEAR GNMA INDEX is a market-capitalization weighted index of 30-year GNMA single-family mortgages.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for GNMA is:

     GNMA FUNDS--funds that invest at least 65% of their assets in Government National Mortgage Association (Ginnie Mae) securities.

[right margin]

INVESTMENT TEAM LEADERS

PORTFOLIO MANAGER
     CASEY COLTON


                                                 www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 16-17.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

* COUPON--the stated interest rate of a security.

* DURATION EXTENSION--a lengthening of a mortgage-backed security's duration, typically because of rising interest rates. When interest rates rise sharply, higher interest rates reduce prepayments (which is good for investors), but the lower level of prepayments causes GNMA durations to extend, which makes price declines more severe.

* PREPAYMENT--paying off a mortgage early, often by selling or refinancing. Prepayments occur most frequently when homeowners refinance their mortgages to take advantage of falling interest rates. Prepayments shorten the lives of mortgage portfolios and force GNMA investors to reinvest in lower-yielding mortgage pools. Therefore, when prepayment levels climb, mortgage analysts increase the prepayment assumptions used to price mortgage-backed securities. As a result, mortgage-backed security durations shorten, limiting the price gains from falling interest rates.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* AVERAGE DURATION-- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* AVERAGE LIFE--a measure of the sensitivity of a mortgage-backed securities portfolio to interest rate changes. Although it is similar to weighted average maturity, average life takes into account the gradual payments of principal that occur with mortgage-backed securities. As a result, average life is a better measure of interest rate sensitivity for mortgage-backed securities.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets.

TYPES OF SECURITIES

* GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES (GNMAS) --mortgage-backed securities issued by the Government National Mortgage Association, a U.S. government agency. A GNMA is backed by a pool of fixed-rate mortgages. A GNMA is also backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal. This means GNMA investors will receive their share of interest and principal payments whether or not borrowers make their scheduled mortgage payments.

* REPURCHASE AGREEMENTS (REPOS)--short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).

* U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).


20      1-800-345-2021


[inside back cover]

American Century Funds

Benham Group(reg.sm)
TAXABLE BOND FUNDS
U.S. Treasury & Government
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
Corporate & Diversified
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
International
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
Multiple-State
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
Single-State
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
Taxable
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
Tax-Free & Municipal
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY[reg.sm] GROUP
Asset Allocation Funds
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
Balanced Fund
   Balanced
Conservative Equity Funds
   Income and Growth
   Equity Income
   Value
   Equity Growth
Specialty Funds
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
Small Cap Funds
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
Growth Funds
   Select
   Heritage
   Growth
   Ultra
Aggressive Growth Funds
   Vista
   Giftrust
   New Opportunities
International Growth Funds
   International Growth
   International Discovery
   Emerging Markets

[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY GOVERNMENT INCOME TRUST


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9811                              (c)1998 American Century Services Corporation
SH-BKT-14211                                            Funds Distributor, Inc.

[front cover]                                                 September 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of stairs]

BENHAM GROUP
------------------------------------
SHORT-TERM GOVERNMENT

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

Benham Group
Short-Term Government
(TWUSX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended September 30, 1998, interest rates fell worldwide as investors reacted to worsening global economic and financial conditions. Concerns about problems in Asia, Russia, and Latin America swept the global financial community. To help stem the negative tide, the Federal Reserve (the U.S. central bank) cut its bellwether federal funds rate in September for the first time in almost three years. Two weeks later, it cut the rate again, providing a significant psychological boost to investors as well as to the U.S. economy. But by the time the Federal Reserve reacted, falling interest rates, combined with increased demand for the relative safety of U.S. Treasury securities, had sparked an exciting rally in the U.S. bond market, the biggest since the Federal Reserve last cut rates in 1995.

     U.S. bonds, with the exception of earnings-sensitive corporate bonds, generally outperformed U.S. stocks, which posted mostly negative returns. Money market securities continued to be a stable investment.

     This volatile market environment illustrated the importance of a diversified investment portfolio. Allocating your assets among stocks, bonds, and money market funds can help weatherproof your portfolio against dramatic changes in the economic or investment climate.

     Benham Short-Term Government, like most U.S. bond funds, performed well, providing the type of return you'd expect from a fund with a short average maturity. (A short-term fund tends to be less volatile than a long-term bond fund.) The Short-Term Government fund investment team concentrated on finding the best relative values and highest yields in the short end of the government bond market.

     On the corporate front, we have a substantial effort underway to prepare American Century's computer systems for the year 2000. Through the rest of 1998 and 1999, our team of technology professionals will be extensively testing our systems, including those involved with dividend payments, to verify the accuracy of dividend calculations and distributions.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
SHORT-TERM GOVERNMENT
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio at a Glance ....................................................  5
   Portfolio Composition
   by Security Type .........................................................  6
   Schedule of Investments ..................................................  8
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities .............................................................. 12
   Statement of Operations .................................................. 13
   Statements of Changes
   in Net Assets ............................................................ 14
   Notes to Financial
   Statements ............................................................... 15
   Financial Highlights ..................................................... 18
OTHER INFORMATION
   Share Class and Retirement
   Account Information ...................................................... 20
   Background Information
      Investment Philosophy
      and Policies .......................................................... 21
      Comparative Indices ................................................... 21
      Lipper Rankings ....................................................... 21
      Investment Team
      Leaders ............................................................... 21
    Glossary ................................................................ 22


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Government bonds posted very good returns during the six months ended September 30, 1998.

*   Interest rates fell dramatically for several reasons:

     * Global economic problems led to lower expectations for U.S. economic growth and inflation.

     * Investors worldwide flocked to U.S. Treasury bonds as a safe haven from global turmoil.

     *   A federal budget surplus reduced supply in the Treasury market.

     * The Federal Reserve cut its federal funds rate target from 5.5% to 5.0% by early October.

* Strong demand for bonds maturing in 2-5 years caused their yields to fall below the yields of one-year securities.

* Government agency and mortgage-backed securities produced solid returns, but lagged Treasurys.


MANAGEMENT Q&A

* The portfolio performed very well, producing better returns and higher yields than the average short government fund.

* Short-Term Government was upgraded by Morningstar from three to four stars (see page 5 for a more complete discussion of the fund's rating).

* Keys to Short-Term Government's solid performance were its below-average expenses, better-than-average yield, and slightly long duration.

*   To   enhance   the  yield,   we  focused  on  adding   government-guaranteed
    mortgage-backed securities to the portfolio.

* We think it's possible short-term interest rates could head lower--slower economic growth has taken the starch out of inflation, so the Fed probably has room to lower rates even further.

* We plan to maintain a slightly long duration--which should benefit returns if rates decline--and focus on adding higher-yielding securities to the portfolio.

[left margin]

           SHORT-TERM GOVERNMENT(1)
                   (TWUSX)
TOTAL RETURNS:               AS OF 9/30/98
    6 Months                      4.41%(2)
    1 Year                           7.29%
NET ASSETS:                 $837.5 million
30-DAY SEC YIELD:                    5.12%
INCEPTION DATE:                   12/15/82

(1)  Investor Class.
(2)  Not annualized.

See Total Returns on page 4.

Investment terms are defined in the Glossary on page 22.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, director of fixed-income investing at American Century

SOLID RETURNS

     Short-term government bonds posted healthy gains during the six months ended September 30, 1998. Ongoing problems in Asia, Russia, and Latin America incited a flight to quality as investors sold stocks and risky bonds in favor of the safest U.S. government securities.

FALLING INTEREST RATES

     The buying spree sent Treasury bond yields, which move in the opposite direction of their prices, to record lows. The yield on the benchmark 30-year bond dipped below 5% for the first time ever, ultimately reaching a record low of 4.71% in early October. Meanwhile, strong demand for bonds maturing in 2-5 years caused their yields to fall below the yields of one-year securities (see the Yield Curve graph at right).

     There were several reasons for the precipitous decline in rates:

* GLOBAL ECONOMIC TURMOIL--a series of financial crises around the world threatened to apply the brakes to global economic growth. Financial and economic problems that first surfaced in Southeast Asia in late 1997 mushroomed in 1998, spreading to Russia and Latin America.

* FLIGHT TO QUALITY--global economic problems wreaked havoc on stock and bond markets worldwide. The ensuing market volatility created greater demand for the safety and liquidity of U.S. Treasury bonds.

* DORMANT INFLATION--falling energy and basic materials prices sent the Commodity Research Bureau commodity price index down to levels not seen in five and half years. Inflation in the U.S. reached its lowest level in a decade.

* REDUCED SUPPLY--the first federal budget surplus in 30 years reduced the amount of new Treasury bond issuance.

     By August, it was clear that the world's economic engine was downshifting. The tranquilizing effect on inflation and the U.S. economy was so pronounced that the Federal Reserve lowered short-term interest rates in September and again in October--its first rate cuts in three years. Those cuts brought the federal funds rate down from 5.5% to 5.0%.

TREASURYS OUTPACE MORTGAGES, AGENCY SECURITIES

     Although government agency and mortgage-backed securities posted solid gains, they lagged returns on U.S. Treasury securities. That's largely because neither market enjoyed the buying surge from international investors, who were seeking safe haven in Treasurys. And while Treasury supply was decreasing, government agencies issued new debt at a healthy pace.

     A wave of home loan refinancings caused mortgage-backed securities to underperform Treasurys as interest rates fell. Mortgage refinancings are undesirable because they shorten the life of mortgage-backed securities and potentially force bondholders to reinvest in lower-yielding securities.

[right margin]

"INVESTORS SOLD STOCKS AND RISKY BONDS IN FAVOR OF THE SAFEST U.S. GOVERNMENT SECURITIES."

[line chart - data below]

TREASURY YIELD CURVES

Years        3/31/98         9/30/98
1             5.37%           4.39%
2             5.55%           4.26%
3             5.58%           4.38%
4             5.65%           4.35%
5             5.61%           4.21%
6             5.66%           4.29%
7             5.71%           4.36%
8             5.69%           4.38%
9             5.67%           4.39%
10            5.65%           4.41%
11            5.69%           4.48%
12            5.72%           4.55%
13            5.76%           4.63%
14            5.79%           4.70%
15            5.83%           4.77%
16            5.86%           4.84%
17            5.90%           4.91%
18            5.93%           4.99%
19            5.97%           5.06%
20            6.00%           5.13%
21            5.99%           5.11%
22            5.99%           5.10%
23            5.98%           5.08%
24            5.97%           5.07%
25            5.97%           5.05%
26            5.96%           5.03%
27            5.95%           5.02%
28            5.94%           5.00%
29            5.94%           4.99%
30            5.93%           4.97%

Source: Bloomberg Financial Markets

"TREASURY BOND YIELDS, WHICH MOVE IN THE OPPOSITE DIRECTION OF THEIR PRICES, FELL TO RECORD LOWS."


                                                  www.americancentury.com      3


Short-Term Government--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                                     INVESTOR CLASS (INCEPTION 12/15/82)                    ADVISOR CLASS (INCEPTION 7/8/98)
                       SHORT-TERM  SALOMON 1- TO 3-YEAR   SHORT U.S. GOVERNMENT FUNDS(2)   SHORT-TERM   SALOMON 1- TO 3-YEAR
                       GOVERNMENT  TREAS./AGENCY INDEX   AVERAGE RETURN   FUND'S RANKING   GOVERNMENT   TREAS./AGENCY INDEX
-------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1) ............  4.41%          4.59%              4.02%               --             --               --
1 YEAR .................  7.29%          7.90%              6.79%          23 OUT OF 75        --               --
-------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ................  6.11%          6.81%              6.05%          27 OUT OF 57        --               --
5 YEARS ................  5.15%          5.90%              5.03%          20 OUT OF 40        --               --
10 YEARS ...............  6.35%          7.38%              6.55%           7 OUT OF 11        --               --
LIFE OF FUND ...........  7.24%          8.37%(3)           7.47%(3)        2 OUT OF 3(3)     2.54%          2.52%(4)

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 12/31/82, the date nearest the class's inception for which data are available.

(4) Since 7/31/98, the date nearest the class's inception for which data are available.

See pages 20-22 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[line chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

Value on 9/30/98
Short-Term Government       $18,506
Salomon 1-to 3-Year
  Treasury/Agency Index     $20,371

                      Short-Term           Salomon 1-to 3-Year
                      Government           Treasury/Agency Index
Date                     Value                   Value
9/30/88                 $10,000                 $10,000
9/30/89                 $10,778                 $10,889
9/30/90                 $11,506                 $11,906
9/30/91                 $12,760                 $13,245
9/30/92                 $13,921                 $14,566
9/30/93                 $14,395                 $15,291
9/30/94                 $14,377                 $15,463
9/30/95                 $15,488                 $16,715
9/30/96                 $16,242                 $17,668
9/30/97                 $17,248                 $18,880
9/30/98                 $18,506                 $20,371

$10,000 investment made 9/30/88

These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Salomon 1- to 3-Year Treasury/Agency Index is provided for comparison in each chart. Short-Term Government's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below}

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED SEPTEMBER 30)

                 Short-Term        Salomon 1-to 3-Year
                 Government       Treasury/Agency Index
Date               Return                 Return
9/30/89             7.78%                 8.89%
9/30/90             6.75%                 9.34%
9/30/91            10.90%                11.25%
9/30/92             9.10%                 9.97%
9/30/93             3.41%                 4.98%
9/30/94            -0.13%                 1.12%
9/30/95             7.73%                 8.10%
9/30/96             4.87%                 5.70%
9/30/97             6.19%                 6.86%
9/30/98             7.29%                 7.90%


4      1-800-345-2021


Short-Term Government--Q&A
--------------------------------------------------------------------------------
/photo of Newlin Rankin/

     An interview with Newlin Rankin, a senior portfolio manager on the Short-Term Government investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1998?

     Short-Term Government performed well, reflecting the healthy gains posted by the U.S. bond market. The fund also outperformed the average short-term government bond fund. The portfolio returned 4.41% for the six months, significantly better than the 4.02% average return of the 76 "Short U.S. Government Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for additional fund performance comparisons.)

SHORT-TERM GOVERNMENT'S MORNINGSTAR RATING WAS RECENTLY UPGRADED FROM THREE TO FOUR STARS. CONGRATULATIONS. WHY THE INCREASE?

     We manage Short-Term Government to try to deliver good returns with low share price volatility. When that strategy works, it has the potential to be rewarded by Morningstar's rating system, which evaluates fund performance based on relative risk and return. Specifically, they calculate a star rating based on a fund's 3-, 5- and 10-year average annual returns above and beyond returns for the 90-day Treasury bill. In addition, they make adjustments for fees and a risk factor that reflects performance below 90-day T-bill returns. Only 10% of the funds in a category receive five stars; 22.5% receive four stars, and 35% get three.

     Short-Term Government carries four-star ratings for the 3- and 5-year periods, with a three-star rating for 10 years. The portfolio was rated against 1491, 940, and 346 taxable bond funds for the 3-, 5-, and 10-year periods ended September 30, 1998, respectively. Of course, shareholders should keep in mind that past performance can't guarantee future results.

WHAT HELPED SHORT-TERM GOVERNMENT TO SUCH SOLID PERFORMANCE?

     Short-Term Government's strong relative returns can be attributed in part to its below-average expenses, slightly long duration, and above-average yield. Lower expenses mean higher yields and returns for our shareholders, other things being equal.

     Duration is a measure of a fund's sensitivity to changes in interest rates. The longer a fund's duration, the more its share price tends to rise when interest rates fall. Rates declined sharply over the last six months, so having a longer duration was a positive for the fund. But we should point out that in general we make only modest adjustments to duration, typically keeping it within 10% of the duration of our benchmark, the Salomon Brothers 1- to 3-Year Treasury/Agency Index.

[right margin]

"SHORT-TERM GOVERNMENT'S STRONG RELATIVE RETURNS CAN BE ATTRIBUTED IN PART TO ITS BELOW-AVERAGE EXPENSES, SLIGHTLY LONG DURATION, AND ABOVE-AVERAGE YIELD."

PORTFOLIO AT A GLANCE
                             9/30/98           3/31/98
NUMBER OF SECURITIES           111               125
WEIGHTED AVERAGE
MATURITY                     2.6 YRS           3.0 YRS
AVERAGE DURATION             1.7 YRS           1.9 YRS
EXPENSE RATIO (FOR
INVESTOR CLASS)              0.59%*             0.59%

* Annualized.

YIELD AS OF SEPTEMBER 30, 1998

                            INVESTOR            ADVISOR
                              CLASS              CLASS
30-DAY SEC YIELD              5.12%             4.88%

Investment terms are defined in the Glossary on page 22.


                                                  www.americancentury.com      5


Short-Term Government--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

YOU ALSO MENTIONED YIELD. HOW DOES HAVING A HIGHER YIELD CONTRIBUTE TO RETURNS?

     In general, the shorter a bond fund's maturity, the larger part yield plays in its returns. And the higher your yield, the less you have to worry about trying to predict the direction of interest rates to try and boost returns. That's why we make only modest adjustments to duration and concentrate instead on adding yield. And so far we've been successful--the portfolio's yield on September 30 placed in the top quarter of all short-term government funds, according to Lipper.

WHAT STRATEGIES DID YOU PURSUE TO TRY AND ADD YIELD TO THE FUND?

     We concentrated on finding the best relative values and highest yields in the short end of the government bond market. The huge demand for the safety and liquidity of Treasury bonds in recent months caused the "spread," or difference in yield, between Treasurys and other government bond sectors to widen.

     But we found yield disparities even among Treasury bonds--as global investors converged on the U.S. Treasury market, they gravitated toward the most liquid (easily traded), newly issued securities. Heavy demand pushed the yields of newer, on-the-run bonds significantly lower than yields of older, off-the-run securities. (The most recent Treasury bond issue of a given maturity is said to be the "on-the-run" bond, as opposed to previously auctioned "off-the-run" bonds.) As a result, we were able to purchase attractively priced off-the-run short-term Treasurys with yields as much as 15 basis points higher than on-the-run bonds (a basis point equals 0.01%).

WHAT CHOICES DID YOU MAKE OUTSIDE OF TREASURY SECURITIES?

     We believed government-guaranteed mortgage-backed securities offered very attractive yields compared with Treasurys. For example, we were able to purchase mortgage-backed securities that offered between 50 and 70 basis points (0.50% to 0.70%) more yield than a Treasury bond of comparable maturity. That explains why we increased the portfolio's position in mortgage-backeds while reducing its Treasury holdings.

BUT WITH INTEREST RATES FALLING, AREN'T MORTGAGE-BACKED SECURITIES VULNERABLE TO PREPAYMENTS BY HOMEOWNERS REFINANCING THEIR MORTGAGES?

     Yes. We used a couple of strategies to try to guard against refinancing activity. First, we emphasized "seasoned" mortgages. Seasoned mortgages are those that have been outstanding for some time and have not been prepaid despite the fact that the mortgage holder could refinance their loan at a lower interest rate. Second, we bought mortgage-backed securities with interest coupons lower than the current market rate or those with coupons lower than the rate of the underlying mortgage. Mortgage holders obviously have less incentive to refinance home loans with rates below the going mortgage rate.

[left margin]

"WE BELIEVED GOVERNMENT-GUARANTEED MORTGAGE-BACKED SECURITIES OFFERED VERY ATTRACTIVE YIELDS COMPARED WITH TREASURYS."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF SEPTEMBER 30, 1998
Mortgage-Backed Securities     71%
U.S. Treasury Securities       25%
U.S. Gov't. Agency Securities   4%

AS OF MARCH 31, 1998
Mortgage-Backed Securities     61%
U.S. Treasury Securities       37%
U.S. Gov't. Agency Securities   2%

Security types are defined on page 22.


6      1-800-345-2021


Short-Term Government--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT IS YOUR OUTLOOK FOR INTEREST RATES?

     Continued problems out of Asia, Russia, and Latin America finally appear to have taken a toll on U.S. economic growth, despite earlier predictions to the contrary. The U.S. economy lost some steam in the third quarter of 1998, growing at a 3.3% annual rate, compared to a 5.4% rate in the first quarter. In our opinion, the slowdown has cooled off any inflationary pressures that were brewing earlier in the year. That leaves some room for rates to move lower. In addition, we believe that to prevent further economic weakness, the Fed will continue to lower short-term interest rates, perhaps by as much as 50 basis points (0.50%) over the next six months or so.

WITH THAT OUTLOOK IN MIND, WHAT'S YOUR STRATEGY GOING FORWARD?

     Because we expect short-term rates to fall, we plan to maintain a slightly long duration. If rates decline, this approach will help the fund participate more fully in a bond market rally. However, we'll make adjustments if the economic environment or our inflation outlook changes.

     We also plan to maintain the portfolio's current asset allocation, with about a quarter of assets in Treasurys and the remainder in higher-yielding government agency and mortgage-backed securities. Certain mortgage-backed and agency securities offer higher expected total returns than Treasurys, particularly if the yield spread between short-term Treasurys and other government securities narrows. And as long as we think rates are headed lower, we'll continue to emphasize mortgage-backed securities that are less likely to be refinanced.

[right margin]

"WE PLAN TO MAINTAIN THE FUND'S CURRENT ASSET ALLOCATION, WITH ABOUT A QUARTER OF ASSETS IN TREASURYS AND THE REMAINDER IN HIGHER-YIELDING GOVERNMENT AGENCY AND MORTGAGE-BACKED SECURITIES."


                                                  www.americancentury.com      7


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES
                  $63,000  U.S. Treasury Notes, 6.125%,
                              7/31/00                             $  64,899
                   78,000  U.S. Treasury Notes, 5.25%,
                              1/31/01                                79,553
                   52,000  U.S. Treasury Notes, 5.625%,
                              5/15/08                                56,950
                                                                 ------------
TOTAL U.S. TREASURY SECURITIES--24.4%                               201,402
                                                                 ------------
   (Cost $197,566)

U.S. GOVERNMENT AGENCY SECURITIES
                   10,000  FNMA MTN, 5.71%, 2/13/01                  10,005
                   25,000  FNMA MTN, 6.40%, 5/2/01                   26,010
                                                                 ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--4.4%                                              36,015
                                                                 ------------
   (Cost $35,352)

ADJUSTABLE-RATE MORTGAGE SECURITIES(1)
FHLMC--0.6%
                      162  FHLMC Pool #635104, 7.54%,
                              8/1/18                                    167
                      397  FHLMC Pool #606095, 7.43%,
                              11/1/18                                   411
                    2,506  FHLMC Pool #755188, 7.37%,
                              9/1/20                                  2,583
                      463  FHLMC Pool #390263, 6.375%,
                              1/1/21                                    469
                       54  FHLMC Pool #775473, 7.36%,
                              6/1/21                                     55
                      908  FHLMC Pool #876559, 7.91%,
                              3/1/24                                    948
                                                                 ------------
                                                                      4,633
                                                                 ------------
FNMA--2.9%
                       48  FNMA Pool #066254, 6.13%,
                              2/1/99                                     48
                      330  FNMA Pool #020155, 7.49%,
                              8/1/14                                    340
                       59  FNMA Pool #009781, 7.07%,
                              10/1/14                                    61
                      236  FNMA Pool #025432, 7.00%,
                              4/1/16                                    244
                      237  FNMA Pool #036922, 7.375%,
                              8/1/16                                    248
                      407  FNMA Pool #105843, 7.74%,
                              1/1/17                                    425
                    1,733  FNMA Pool #061401, 7.80%,
                              5/1/17                                  1,825
                    1,140  FNMA Pool #066415, 7.25%,
                              7/1/17                                  1,178

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------
                $     365  FNMA Pool #061392, 7.62%,
                              7/1/17                             $      382
                    1,123  FNMA Pool #070030, 7.24%,
                              2/1/18                                  1,164
                      244  FNMA Pool #064708, 7.50%,
                              2/1/18                                    258
                      296  FNMA Pool #162880, 7.39%,
                              5/1/18                                    308
                      300  FNMA Pool #070186, 7.20%,
                              6/1/18                                    310
                      721  FNMA Pool #013786, 7.13%,
                              8/1/18                                    742
                      184  FNMA Pool #116473, 7.21%,
                              12/1/18                                   191
                      598  FNMA Pool #244477, 7.08%,
                              8/1/19                                    615
                    3,656  FNMA Pool #142402, 7.37%,
                              9/1/19                                  3,809
                    1,253  FNMA Pool #070595, 7.06%,
                              1/1/20                                  1,302
                      628  FNMA Pool #336479, 7.77%,
                              3/1/21                                    657
                      350  FNMA Pool #129482, 6.60%,
                              8/1/21                                    358
                      816  FNMA Pool #145556, 7.50%,
                              1/1/22                                    851
                    1,100  FNMA Pool #163993, 7.47%,
                              5/1/22                                  1,150
                      487  FNMA Pool #334441, 7.48%,
                              5/1/22                                    503
                      565  FNMA Pool #169868, 7.43%,
                              6/1/22                                    587
                      325  FNMA Pool #173165, 7.43%,
                              7/1/22                                    337
                      489  FNMA Pool #178295, 7.41%,
                              9/1/22                                    508
                      201  FNMA Pool #328733, 7.60%,
                              1/1/23                                    209
                      333  FNMA Pool #220498, 7.75%,
                              6/1/23                                    350
                      225  FNMA Pool #222649, 7.77%,
                              7/1/23                                    237
                    2,327  FNMA Pool #303336, 7.41%,
                              8/1/23                                  2,419
                      604  FNMA Pool #190647, 7.54%,
                              8/1/23                                    628
                      492  FNMA Pool #318767, 7.89%,
                              10/1/25                                   516
                       76  FNMA Pool #062836, 6.61%,
                              4/1/26                                     77
                      208  FNMA Pool #062835, 6.58%,
                              1/1/27                                    212
                      171  FNMA Pool #070184, 7.50%,
                              1/1/27                                    179
                      302  FNMA Pool #070716, 6.63%,
                              1/1/29                                    309

                                              See Notes to Financial Statements


8      1-800-345-2021


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------
                $     292  FNMA Pool #091689, 7.29%,
                              2/1/29                             $      302
                                                                 ------------
                                                                     23,839
                                                                 ------------
GNMA--0.1%
                      206  GNMA Pool #008230, 6.875%,
                              5/20/17                                   212
                      284  GNMA Pool #008763, 7.375%,
                              2/20/21                                   297
                      288  GNMA Pool #0008872, 7.50%,
                              11/20/21                                  301
                        9  GNMA Pool #008902, 6.875%,
                              1/20/22                                    10
                      284  GNMA Pool #008964, 7.50%,
                              8/20/26                                   292
                                                                 ------------
                                                                      1,112
                                                                 ------------
TOTAL ADJUSTABLE-RATE
MORTGAGE SECURITIES--3.6%                                            29,584
                                                                 ------------
   (Cost $29,426)

FIXED-RATE MORTGAGE SECURITIES(1)
FHLMC--3.9%
                    2,772  FHLMC Pool #200038, 8.50%,
                              6/1/01                                  2,851
                    9,270  FHLMC Pool #G40164, 6.50%,
                              11/1/02                                 9,428
                    5,589  FHLMC Pool #G10439, 6.50%,
                              1/1/11                                  5,715
                    8,877  FHLMC Pool #E64136, 6.50%,
                              5/1/11                                  9,079
                    5,415  FHLMC Pool #D91694, 7.00%,
                              7/1/16                                  5,565
                                                                 ------------
                                                                     32,638
                                                                 ------------
FNMA--4.8%
                    4,710  FNMA Pool #124516, 7.00%,
                              10/1/99                                 4,768
                   10,389  FNMA Pool #356801, 6.00%,
                              12/1/08                                10,518
                    6,241  FNMA Pool #332814, 6.00%,
                              7/1/09                                  6,318
                    8,311  FNMA Pool #426863, 8.50%,
                              5/1/22                                  8,735
                    8,909  FNMA Pool #190853, 9.00%,
                              6/1/24                                  9,416
                                                                 ------------
                                                                     39,755
                                                                 ------------
GNMA--1.5%
                        5  GNMA Pool #113802, 12.50%,
                              6/15/99                                     5
                        5  GNMA Pool #127619, 12.50%,
                              6/15/00                                     5
                       17  GNMA Pool #126325, 11.50%,
                              8/15/00                                    17

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------
                 $    207  GNMA Pool #001565, 5.50%,
                              1/20/09                            $      207
                    8,398  GNMA Pool #780489, 8.50%,
                              10/15/11                                8,779
                       71  GNMA Pool #179457, 9.00%,
                              12/20/16                                   76
                       87  GNMA Pool #199973, 9.00%,
                              12/20/16                                   93
                      351  GNMA Pool #220128, 9.00%,
                              8/20/17                                   376
                      214  GNMA Pool #220134, 9.50%,
                              8/20/17                                   230
                      193  GNMA Pool #234860, 9.50%,
                              10/20/17                                  208
                      753  GNMA Pool #001291, 9.50%,
                              11/20/19                                  810
                    1,533  GNMA Pool #001376, 8.00%,
                              9/20/23                                 1,594
                                                                 ------------
                                                                     12,400
                                                                 ------------
TOTAL FIXED-RATE MORTGAGE
SECURITIES--10.2%                                                    84,793
                                                                 ------------
   (Cost $139,295)

COLLATERALIZED MORTGAGE OBLIGATIONS(1)
FHLMC--28.6%
                    4,823  FHLMC REMIC, Series 1528,
                              Class A, 6.50%, 12/15/00                4,867
                    7,992  FHLMC REMIC, Series 1982,
                              Class BC SEQ, 6.50%,
                              9/15/04                                 8,059
                   23,759  FHLMC REMIC, Series 1451,
                              Class Z PAC-1, 6.75%,
                              7/15/05                                23,915
                   10,000  FHLMC REMIC, Series 1678,
                              Class PE PAC, 5.60%,
                              7/15/07                                10,070
                    8,629  FHLMC REMIC, Series 1805,
                              Class A SC, PT, 6.50%,
                              12/15/08                                8,674
                   30,088  FHLMC REMIC, Series 2013,
                              Class VA SC, PT, 6.00%,
                              3/15/12                                30,410
                   20,000  FHLMC REMIC, Series 2073,
                              Class PC PAC, 6.00%,
                              11/15/16                               20,363
                    6,767  FHLMC REMIC, Series 1839,
                              Class A PAC, 6.50%, 7/15/17             6,852
                    9,982  FHLMC REMIC, Series 1861,
                              Class E SEQ, 6.50%, 8/15/20            10,119
                   21,417  FHLMC REMIC, Series 1289,
                              Class PL PAC-1, 7.50%,
                              2/15/21                                21,832
                   12,353  FHLMC REMIC, Series 1934,
                              Class HB SEQ, 6.50%,
                              8/17/21                                12,494

See Notes to Financial Statements

                                                  www.americancentury.com      9


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------
                  $14,104  FHLMC REMIC, Series 1861,
                              Class T SEQ, 6.50%,
                              11/15/21                            $  14,238
                   12,000  FHLMC REMIC, Series 1896,
                              Class C SEQ, 7.00%,
                              11/15/21                               12,133
                    7,104  FHLMC REMIC, Series 1558,
                              Class A TAC, 6.00%, 5/15/22             7,166
                   18,815  FHLMC REMIC, Series 1983,
                              Class T SEQ, 6.75%, 9/17/22            18,917
                   25,000  FHLMC REMIC, Series 2072,
                              Class PG SC, PAC, 6.00%,
                              7/15/24                                25,425
                                                                 ------------
                                                                    235,534
                                                                 ------------
FNMA--27.9%
                    4,746  FNMA REMIC, Series 1997-70,
                              Class FB, Floater, 6.14%,
                              10/18/98, resets monthly off
                              the 1-month LIBOR plus 0.45%
                              with a 0.45% floor and a 8.50%
                              cap, final maturity 3/18/24(2)          4,751
                   19,569  FNMA REMIC, Series 1998-39,
                              Class FB, Floater, 6.06%,
                              10/18/98, resets monthly off
                              the 1-month LIBOR plus 0.40%
                              with a 0.40% floor and a 8.50%
                              cap, final maturity 7/18/28(2)         19,525
                   13,702  FNMA REMIC, Series 1994-7,
                              Class PD PAC-1, 6.05%,
                              7/25/07                                13,830
                   10,057  FNMA REMIC, Series 1997-24,
                              Class PD PAC-1, 6.75%,
                              7/18/17                                10,355
                    4,882  FNMA REMIC, Series 1996-10,
                              Class A SEQ, 6.50%,
                              11/25/17                                4,893
                    6,185  FNMA REMIC, Series 1996-12,
                              Class A SEQ, 6.50%,
                              12/25/17                                6,248
                    3,275  FNMA REMIC, Series G93-29,
                              Class A SEQ, 6.65%,
                              10/25/18                                3,301
                   10,000  FNMA REMIC, Series 1996-64,
                              Class PB PAC, 6.50%,
                              1/18/19                                10,139
                   19,000  FNMA REMIC, Series 1993-120,
                              Class G PAC-1, 4.50%,
                              4/25/19                                18,777

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------
                  $17,125  FNMA REMIC, Series 1993-116,
                              Class D PAC, 5.75%, 8/25/19         $  17,273
                   13,838  FNMA REMIC, Series 1997-20,
                              Class E SEQ, 7.00%, 6/17/20            14,089
                   13,836  FNMA REMIC, Series 1992-200,
                              Class H PAC, 7.00%,
                              11/25/21                               14,377
                   16,000  FNMA REMIC, Series 1997-25,
                              Class E SEQ, 7.00%,
                              12/18/22                               16,399
                   14,000  FNMA REMIC, Series 1998-29,
                              Class AB SEQ, 6.40%,
                              8/20/23                                14,322
                   10,676  FNMA REMIC, Series 1993-162,
                              Class E PAC-2, 6.00%,
                              8/25/23                                10,671
                   25,725  FNMA REMIC, Series 1996-39,
                              Class C SEQ, 6.00%,
                              12/25/24                               25,814
                   25,000  FNMA REMIC, Series 1997-57,
                              Class PK PAC, 6.00%,
                              4/18/26                                25,240
                                                                 ------------
                                                                    230,004
                                                                 ------------
GNMA--0.9%
                    2,768  GNMA REMIC, Series 1996-15,
                              Class K SEQ, 7.00%, 9/16/06             2,799
                    4,603  GNMA REMIC, Series 1996-15,
                              Class J SEQ, 7.00%, 1/16/07             4,713
                                                                 ------------
                                                                      7,512
                                                                 ------------
PRIVATE LABEL(3)
                      118  Dean Witter Trust I Floater, Series I,
                              Class A, Underlying Collateral
                              FHLMC, 6.19%, 10/20/98,
                              resets quarterly off the 3-month
                              LIBOR plus 0.50% with no floor
                              and a 13.00% cap, final maturity
                              4/20/18(2)                                118
                                                                 ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS--57.4%                                                  473,168
                                                                 ------------
   (Cost $411,160)

TOTAL INVESTMENT SECURITIES--100.0%                                $824,962
                                                                 ============
   (Cost $812,799)

                                              See Notes to Financial Statements


10   1-800-345-2021


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Interest reset date is indicated. Rate shown is effective September 30, 1998.

(3)  Investment in category is less than 0.05% of total investment securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      11


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

ASSETS                                  (In Thousands, Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $812,799)
  (Note 3) ...............................................        $     824,962
Cash .....................................................                3,707
Receivable for investments sold ..........................                5,647
Interest receivable ......................................                6,498
                                                                  -------------
                                                                        840,814
                                                                  -------------
LIABILITIES
Disbursements in excess
  of demand deposit cash .................................                  776
Payable for capital shares
  redeemed ...............................................                1,503
Accrued management fees
  (Note 2) ...............................................                  401
Accrued expenses and
  other liabilities ......................................                   30
Dividends payable ........................................                  588
                                                                  -------------
                                                                          3,298
                                                                  -------------
Net Assets ...............................................        $     837,516
                                                                  =============
NET ASSETS CONSIST OF:
Capital (par value and
  paid-in surplus) .......................................        $     903,902
Accumulated net realized loss
  from investment transactions ...........................              (78,549)
Net unrealized appreciation
  on investments (Note 3) ................................               12,163
                                                                  -------------
                                                                  $     837,516
                                                                  =============
Investor Class
($ and shares in full)
Net assets ...............................................        $ 837,496,289
Shares outstanding .......................................           87,024,822
Net asset value per share ................................        $        9.62

Advisor Class  ($ and shares in full)
Net assets ...............................................        $      19,793
Shares outstanding .......................................                2,057
Net asset value per share ................................        $        9.62

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


12      1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                 (In Thousands)
Income:
Interest .....................................................           $24,031
                                                                         -------
Expenses (Note 2):
Management fees ..............................................             2,406
Trustees' fees and expenses ..................................                10
                                                                         -------
                                                                           2,416
                                                                         -------
Net investment income ........................................            21,615
                                                                         -------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments .............................             1,575
Change in net unrealized
  appreciation on investments ................................            12,611
                                                                         -------
Net realized and unrealized
  gain on investments ........................................            14,186
                                                                         -------
Net Increase in Net Assets
  Resulting from Operations ..................................           $35,801
                                                                         =======

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                 www.americancentury.com      13


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED) AND PERIOD ENDED MARCH 1, 1998 AND YEAR ENDED OCTOBER 31, 1997

Increase in Net Assets
                                           SEPTEMBER 30, MARCH 31,   OCTOBER 31,
                                                1998      1998(1)       1997
OPERATIONS                                            (In Thousands)
Net investment income ...................   $  21,615    $  14,878    $  20,109
Net realized gain on investments ........       1,575          731        1,053
Change in net unrealized
  appreciation (depreciation)
  on investments ........................      12,611       (4,232)         699
                                            ---------    ---------    ---------
Net increase in net assets
  resulting from operations .............      35,801       11,377       21,861
                                            ---------    ---------    ---------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ........................     (21,615)     (14,878)     (20,109)
  Advisor Class .........................        --           --           --
                                            ---------    ---------    ---------
Decrease in net assets
  from distributions ....................     (21,615)     (14,878)     (20,109)
                                            ---------    ---------    ---------
CAPITAL SHARE
TRANSACTIONS (NOTE 5)
Net increase in net assets
  from capital share transactions .......      14,866      292,633      167,808
                                            ---------    ---------    ---------
Net increase in net assets ..............      29,052      289,132      169,560
NET ASSETS
Beginning of period .....................     808,464      519,332      349,772
                                            ---------    ---------    ---------
End of period ...........................   $ 837,516    $ 808,464    $ 519,332
                                            =========    =========    =========

(1) The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past three reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


14   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Government Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Short-Term Government Fund (the Fund) is one of the eight funds issued by the Trust. The investment objective of the Fund is to provide investors with a high level of current income, consistent with stability of principal. The Fund intends to pursue this objective by investing in securities of the U.S. government and its agencies. The Fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced as of July 8, 1998. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the Fund's policy to distribute all taxable income and realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains in excess of available capital loss carryovers are declared and paid annually. As of March 31, 1998, the Fund had an accumulated net realized capital loss carryover of $79,672,846 (expiring in 2001 through 2004), which may be used to offset future taxable gains.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


                                                 www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Fund is included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on its class average daily closing net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for the Fund is as follows

     0.3600% of the first $1 billion
     0.3080% of the next $1 billion
     0.2780% of the next $3 billion
     0.2580% of the next $5 billion
     0.2450% of the next $15 billion
     0.2430% of the next $25 billion
     0.2425% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion.

     The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the Fund under the Plan during the six months ended September 30, 1998 were $15

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of U.S.  Government and Agency securities,  excluding  short-term
investments,   totaled  $654,397,295.   Sales  of  U.S.  Government  and  Agency
securities, excluding short-term investments, totaled $658,050,635.

     As of September 30, 1998, accumulated net unrealized appreciation was $11,712,455, based on the aggregate cost of investments for federal income tax purposes of $813,249,250, which consisted of unrealized appreciation of $12,459,677 and unrealized depreciation of $747,222.


16      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
4. REORGANIZATION PLAN

    On August 29, 1997 American Century - Benham Adjustable Rate Government Securities Fund (ARM) acquired all of the net assets of the American Century - Benham Short-Term Government Fund (Short-Term), pursuant to a plan of reorganization approved by the acquired fund's shareholders on July 30, 1997. Short-Term is the surviving fund for the purposes of maintaining the financial statements and performance history in the post-reorganization, but was reorganized as a fund issued by American Century Government Income Trust.

    The acquisition was accomplished by a tax-free exchange of 23,128,551 shares of ARM for 23,471,559 shares of Short-Term, outstanding on August 29, 1997. The net assets of ARM and Short-Term immediately before the acquisitions were $221,479,030 and $313,992,998, respectively. ARM unrealized appreciation of $672,533 was combined with that of Short-Term. Immediately after the acquisition, the combined net assets were $535,472,028.

    ARM capital loss carryforwards of approximately $68,398,906, are included in Short-Term's financials. These capital loss carryforwards are subject to limitations on their use under the Internal Revenue Code, as amended.

--------------------------------------------------------------------------------
5. CAPITAL SHARE TRANSACTIONS

  There are an unlimited number of shares authorized for the Investor and Advisor Classes. Transactions in shares of the Funds were as follows:

                                                           SHARES        AMOUNT
INVESTOR CLASS                                               (In Thousands)

Six months ended September 30, 1998
Sold ...............................................       12,134     $ 115,315
Issued in reinvestment  of distributions ...........        2,111        20,061
Redeemed ...........................................      (12,680)     (120,530)
                                                        ---------     ---------
Net increase .......................................        1,565     $  14,846
                                                        =========     =========
Year ended
March 31, 1998(1)
Sold ...............................................       39,286     $ 373,778
Issued in reinvestment  of distributions ...........        1,394        13,212
Redeemed ...........................................       (9,950)      (94,357)
                                                        ---------     ---------
Net increase .......................................       30,730     $ 292,633
                                                        =========     =========
Year ended
October 31, 1997
Sold ...............................................        8,836     $  83,471
Issued in connection with aquisition ...............       23,472       221,479
Issued in reinvestment of distributions ............        2,004        18,929
Redeemed ...........................................      (16,523)     (156,071)
                                                        ---------     ---------
Net increase .......................................       17,789     $ 167,808
                                                        =========     =========

ADVISOR CLASS                                               (In Thousands)

July 8, 1998(2) through September 30, 1998
Sold ...............................................            2     $      20
Issued in reinvestment of distributions ............         --            --
Redeemed ...........................................         --            --
                                                        ---------     ---------

Net increase .......................................            2     $      20
                                                        =========     =========

(1) The Fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period.

(2)  Commencement of sale of the Advisor Class.


                                                 www.americancentury.com      17


Short-Term Government--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                           Investor Class
                                1998(1)          1998(2)            1997          1996          1995          1994        1993(3)
PER-SHARE DATA
Net Asset Value,
Beginning of Period ....... $      9.46      $      9.49      $      9.47   $      9.51   $      9.27   $      9.67   $      9.61
                            -----------      -----------      -----------   -----------   -----------   -----------   -----------
Income From
Investment Operations
  Net Investment
  Income ..................        0.25             0.21             0.52          0.51          0.52          0.40          0.36
  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions ............        0.16            (0.03)            0.02         (0.04)         0.24         (0.40)         0.06
                            -----------      -----------      -----------   -----------   -----------   -----------   -----------
  Total From Investment
  Operations ..............        0.41             0.18             0.54          0.47          0.76          --            0.42
                            -----------      -----------      -----------   -----------   -----------   -----------   -----------
Distributions
  From Net Investment
  Income ..................       (0.25)           (0.21)           (0.52)        (0.51)        (0.52)        (0.40)        (0.36)
                            -----------      -----------      -----------   -----------   -----------   -----------   -----------
Net Asset Value,
End of Period ............. $      9.62      $      9.46      $      9.49   $      9.47   $      9.51   $      9.27   $      9.67
                            ===========      ===========      ===========   ===========   ===========   ===========   ===========
  Total Return(4) .........        4.41%            1.95%            5.86%         5.09%         8.42%         0.07%         4.45%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
Expenses to Average
Net Assets ................        0.59%(5)         0.59%(5)         0.68%         0.70%         0.70%         0.81%         1.00%
Ratio of Net Investment
Income to Average
Net Assets ................        5.28%(5)         5.43%(5)         5.53%         5.39%         5.53%         4.17%         3.73%
Portfolio Turnover Rate ...          88%              54%             293%          246%          128%          470%          413%
Net Assets, End of
Period (in thousands) ..... $   837,496      $   808,464      $   519,332   $   349,772   $   391,331   $   396,753   $   511,981

(1)  Six months ended September 30, 1998 (unaudited).

(2) The Fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period.

(3) The data presented has been restated to give effect to a 10 to 1 stock split in the form of a stock dividend that occured on November 13, 1993.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


18   1-800-345-2021


Short-Term Government--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                 Advisor Class
                                                                     1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .......................         $ 9.49
                                                                     ------
Income From Investment Operations
  Net Investment Income ....................................           0.10
  Net Realized and Unrealized Gain
  on Investment Transactions ...............................           0.13
                                                                     ------
  Total From Investment Operations .........................           0.23
                                                                     ------
Distributions
  From Net Investment Income ...............................          (0.10)
                                                                     ------
Net Asset Value, End of Period .............................         $ 9.62
                                                                     ======
  Total Return(2) ..........................................           2.54%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ......................................           0.84%(3)
Ratio of Net Investment Income
to Average Net Assets ......................................           5.07%(3)
Portfolio Turnover Rate ....................................             88%
Net Assets, End of Period
(in thousands) .............................................         $   20

(1)  July 8, 1998 (commencement of sale) through September 30, 1998 (unaudited)

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      19


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     American Century offers two classes of shares for Short-Term Government. One class is for investors who buy directly from American Century, and the other is for investors who buy through financial intermediaries.

     The original class of Short-Term Government shares is called the INVESTOR CLASS. All shares issued and outstanding before September 2, 1997, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 2, 1997. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


20      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     SHORT-TERM GOVERNMENT is a variable-price bond fund that seeks to provide interest income by investing in U.S. government and agency securities. The fund maintains a weighted average maturity of three years or less. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The SALOMON BROTHERS 1- TO 3-YEAR TREASURY/AGENCY INDEX is based on the price fluctuations of U.S. Treasury and government agency notes with maturities of 1-3 years.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for Short-Term Government is:

     SHORT U.S. GOVERNMENT FUNDS --funds that invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than three years.

[right margin]

INVESTMENT TEAM LEADERS

PORTFOLIO MANAGER
     NEWLIN RANKIN


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 18-19.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of the portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

* COUPON--the stated interest rate of a security.

* YIELD CURVE--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

SECURITY TYPES

* MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]

American Century Funds

Benham Group(reg.sm)
TAXABLE BOND FUNDS
U.S. Treasury & Government
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
Corporate & Diversified
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
International
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
Multiple-State
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
Single-State
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
Taxable
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
Tax-Free & Municipal
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY[reg.sm] GROUP
Asset Allocation Funds
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
Balanced Fund
   Balanced
Conservative Equity Funds
   Income and Growth
   Equity Income
   Value
   Equity Growth
Specialty Funds
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
Small Cap Funds
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
Growth Funds
   Select
   Heritage
   Growth
   Ultra
Aggressive Growth Funds
   Vista
   Giftrust
   New Opportunities
International Growth Funds
   International Growth
   International Discovery
   Emerging Markets

[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY GOVERNMENT INCOME TRUST


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9811                              (c)1998 American Century Services Corporation
SH-BKT-14212                                            Funds Distributor, Inc.

[front cover]                                                 September 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of stairs]

BENHAM GROUP
------------------------------------
INFLATION-ADJUSTED TREASURY

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

Benham Group
Inflation-Adjusted Treasury

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended September 30, 1998, interest rates fell worldwide as investors reacted to worsening global economic and financial conditions. To help stem the negative tide, the Federal Reserve (the U.S. central bank), cut its bellwether federal funds rate in September, the first rate cut in almost three years. Two weeks later, it lowered the rate again, providing a significant psychological boost to investors as well as to the U.S. economy. But by the time the Federal Reserve reacted, falling interest rates, combined with increased demand for the relative safety of U.S. Treasury securities, had sparked the biggest rally in the Treasury market since 1995.

     U.S. bonds generally outperformed U.S. stocks, which posted mostly negative returns for the period. Money market securities continued to be a stable investment.

     This volatile market environment illustrated the importance of a diversified investment portfolio. Allocating your assets among stocks, bonds, and money market funds can help weatherproof your portfolio against dramatic changes in the economic or investment climate.

     Benham Inflation-Adjusted Treasury, like most U.S. bond funds, had a positive return, but its performance was modest compared with other Treasury funds. Inflation-indexed securities perform best when inflation is rising or perceived as a threat. Unfortunately, the good news for most bond funds was bad news for Inflation-Adjusted Treasury--the threat of an economic downturn kept consumer prices down and inflation expectations minimal. The Inflation-Adjusted Treasury fund investment team worked hard to maximize the fund's return in this low-inflation environment.

     On the corporate front, we have a substantial effort underway to prepare American Century's computer systems for the year 2000. Through the rest of 1998 and 1999, our team of technology professionals will be extensively testing our systems, including those involved with dividend payments, to verify the accuracy of dividend calculations and distributions.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
INFLATION-ADJUSTED TREASURY
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio Composition
   by Security Type .........................................................  5
   Portfolio Composition
   by Maturity ..............................................................  6
   Schedule of Investments ..................................................  7
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ..............................................................  8
   Statement of Operations ..................................................  9
   Statements of Changes
   in Net Assets ............................................................ 10
   Notes to Financial
   Statements ............................................................... 11
   Financial Highlights ..................................................... 14
OTHER INFORMATION
   Share Class and Retirement
   Account Information ...................................................... 16
   Background Information
      Investment Philosophy
      and Policies .......................................................... 17
      Comparative Indices ................................................... 17
      Investment Team
      Leaders ............................................................... 17
   Glossary ................................................................. 18


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The U.S. interest rate outlook reversed in response to financial turmoil in Asia, Russia, and Latin America. Earlier this year, the consensus view was that rates would rise. By August, investors and analysts predicted interest rates would fall because of weakening global economic conditions. On September 29, the Federal Reserve (the Fed) lowered the federal funds rate for the first time since early 1996. Two weeks later, the Fed cut the rate again.

* Weaker economic conditions, declining corporate earnings, and the absence of inflation depressed interest rates. Falling rates, combined with increased demand for the relative safety and liquidity of U.S. Treasury securities, sparked the biggest rally in the Treasury market since 1995.

* Minimal inflation and low demand limited the returns of inflation-indexed bonds. The inflation rate has actually declined since these bonds were introduced in January 1997.

* The supply of inflation-indexed securities increased significantly. The Treasury auctioned about $16 billion of 30-year inflation-indexed bonds. The large influx of 30-year bonds increased the average maturity and duration of the market.

* Low demand and increasing supply kept the real yields of inflation-indexed bonds relatively stable, while nominal bond yields plunged. The high real yields of inflation-indexed bonds implied an improbably low sustained inflation rate for the next 10 years.

* We believe inflation will likely remain below 3% in 1999. The good news is that inflation above 1% could generate competitive returns for inflation-indexed securities bought at the yield levels available at the end of September.

FUND PERFORMANCE

* Because of low inflation, increased supply, and low demand, Inflation-Adjusted Treasury continued to perform more like a Treasury bill fund than a Treasury bond fund. This is to be expected in a low inflation, falling interest rate environment.

*   An underperforming 30% position
    in a government agency security caused the fund to lag the return of its Treasury-only benchmark. The good news is that this agency holding could outperform Treasury holdings in the months ahead.

FUND STRATEGY

* By investing in the new 30-year bonds to match the market and the index, we extended Inflation-Adjusted Treasury's weighted average maturity and duration. The fund effectively became a longer-term bond fund that is more sensitive to changes in real interest rates.

* We overweighted 10-year notes because they offered attractive yields. We'll likely underweight these notes in the months ahead because their yields have dropped.

* We'll hold on to the agency security because of its attractive yield, and possibly add to that position with any new money that comes into the fund.

[left margin]

"LOW DEMAND AND INCREASING SUPPLY KEPT THE REAL YIELDS OF INFLATION-INDEXED BONDS RELATIVELY STABLE, WHILE NOMINAL BOND YIELDS PLUNGED."

        INFLATION-ADJUSTED TREASURY(1)
TOTAL RETURNS:               AS OF 9/30/98
    6 Months                       3.44%(2)
    1 Year                           4.70%
NET ASSETS:                   $7.2 million
30-DAY SEC YIELD:                    4.76%
INCEPTION DATE:                    2/10/97

(1)  Investor Class.
(2)  Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on page 18.


2   1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, director of fixed-income investing at American Century

TREASURY MARKET SURGES

     Weaker economic conditions, declining corporate earnings, and the absence of inflation depressed interest rates during the six months ended September 30, 1998, causing the prices of most fixed-income securities to rise and yields to fall. Continued bad economic and financial news from Asia, Russia, and Latin America ignited investor interest in U.S. Treasury securities as a safe haven from the problems facing stocks and corporate bonds. The Salomon Brothers Treasury Index, which broadly represents the performance of the Treasury market, returned 12.93%.

TIIS WAIT FOR INFLATION, STRONGER DEMAND

     Minimal   inflation   and  low  demand  put  pressure  on  the  returns  of
inflation-indexed bonds (also known as TIIS, for Treasury Inflation-Indexed Securities). The Salomon Brothers U.S. Inflation-Linked Index returned 4.12%.

     The rate of inflation has actually declined since TIIS were introduced in January 1997. At that time, the consumer price index (CPI) was growing at about a 3% annual rate. As of September 1998, CPI's annual rate was just 1.5%.

     The principal value of TIIS is adjusted regularly for inflation, based on the CPI. The principal adjustments for the six-month period totaled 0.99%.

INCREASING SUPPLY, CHANGING COMPOSITION

     The performance pressure on TIIS was compounded by increasing supply. With their low real rate coupons, TIIS have been a great financing tool for the Treasury. Two auctions of 30-year TIIS were held during the period, increasing the market value of outstanding inflation-indexed bonds from $38.6 billion to $54.5 billion.

     The addition of 30-year bonds also increased the average maturity and duration of outstanding TIIS. Going forward, the TIIS market will contain more longer-term bonds and will be correspondingly more sensitive to real interest rate movements. The two 30-year auctions boosted the average maturity of the Salomon Brothers Inflation-Linked Index from 7.2 years to 13.5 years and its average duration from 6.2 years to 9.3 years. In addition, on September 29, the Treasury announced that it will no longer auction five-year TIIS. Starting in 1999, the Treasury will issue 10-year TIIS in January and July, and 30-year TIIS in April and October.

THE YIELD PICTURE

     The combination of increasing supply and weak demand caused TIIS real yields to remain relatively stable, while nominal Treasury yields plunged. The accompanying graph shows that the real yield on 10-year TIIS stayed relatively flat from February 1997 to September 1998, while the yield on the nominal 10-year Treasury note dove to a record low. The combination of the diving nominal yield and the stable TIIS real yield caused the "breakeven inflation rate" -- the annual rate of inflation that would make the yields equal --to drop to less than 1%.

[right margin]

"MINIMAL INFLATION AND LOW DEMAND PUT PRESSURE ON THE RETURNS OF
INFLATION-INDEXED BONDS."

[line chart - data below]

10-YEAR TREASURY YIELD COMPARISON

               10-Year Real       10-Year Nominal
                  TIIS               Treasury
               (left scale)       (right scale)
2/28/97           3.33%               6.55%
3/31/97           3.58%               6.90%
4/30/97           3.57%               6.70%
5/30/97           3.57%               6.66%
6/30/97           3.65%               6.50%
7/31/97           3.58%               6.01%
8/29/97           3.60%               6.34%
9/30/97           3.62%               6.11%
10/31/97          3.55%               5.93%
11/28/97          3.54%               5.91%
12/31/97          3.72%               5.81%
1/30/98           3.66%               5.57%
2/27/98           3.70%               5.72%
3/31/98           3.79%               5.75%
4/30/98           3.80%               5.77%
5/29/98           3.77%               5.68%
6/30/98           3.81%               5.56%
7/31/98           3.83%               5.60%
8/31/98           3.82%               5.06%
9/30/98           3.59%               4.46%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Inflation-Adjusted Treasury--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                      INVESTOR CLASS (INCEPTION 2/10/97)         ADVISOR CLASS (INCEPTION 6/15/98)
                     INFLATION-    SALOMON       SALOMON      INFLATION-     SALOMON       SALOMON
                      ADJUSTED    INFLATION-     TREASURY      ADJUSTED     INFLATION-     TREASURY
                      TREASURY    LINKED INDEX    INDEX        TREASURY    LINKED INDEX     INDEX
-------------------------------------------------------------------------------------------------
6 MONTHS(1) .........  3.44%         4.12%       12.93%           --            --           --
1 YEAR ..............  4.70%         5.70%       22.10%           --            --           --
-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
LIFE OF FUND ........  2.96%         4.19%(2)    19.66%(2)       2.10%        2.79%(3)     7.90%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Since 2/28/97, the date nearest the class's inception for which data are available.

(3) Since 6/30/98, the date nearest the class's inception for which data are available.

See pages 16-18 for more information about share classes, returns, and the comparative indices.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 9/30/98
Salomon Treasury Index           $13,288
Salomon Inflation-Linked Index   $10,672
Inflation-Adjusted Treasury      $10,549

                Inflation-Adjusted    Salomon Treasury    Salomon Inflation-
                     Treasury              Index             Linked Index
Date                  Value                Value                Value
2/28/97              $10,000              $10,000              $10,000
3/31/97              $9,858               $9,756               $9,863
4/30/97              $9,920               $9,981               $9,932
5/31/97              $9,977               $10,099              $9,984
6/30/97              $9,943               $10,291              $9,953
7/31/97              $10,034              $10,896              $10,045
8/31/97              $10,061              $10,589              $10,077
9/30/97              $10,076              $10,884              $10,096
10/31/97             $10,173              $11,253              $10,206
11/30/97             $10,224              $11,400              $10,260
12/31/97             $10,161              $11,592              $10,213
1/31/98              $10,214              $11,826              $10,266
2/28/98              $10,207              $11,739              $10,256
3/31/98              $10,200              $11,767              $10,250
4/30/98              $10,225              $11,809              $10,287
5/31/98              $10,292              $12,033              $10,354
6/30/98              $10,316              $12,315              $10,382
7/31/98              $10,341              $12,261              $10,431
8/31/98              $10,337              $12,810              $10,448
9/30/98              $10,549              $13,288              $10,672

$10,000 investment made 2/28/97*

* 2/28/97 is the date nearest the class's inception for which index data are available.

This chart is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment over the life of the fund. The Salomon Treasury and Salomon Inflation-Linked indices are provided for comparison. Inflation-Adjusted Treasury's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

PORTFOLIO AT A GLANCE
                            9/30/98           3/31/98
NUMBER OF SECURITIES           4                 3
WEIGHTED AVERAGE
MATURITY                   13.5 YRS           6.9 YRS
AVERAGE DURATION            9.2 YRS           5.9 YRS
EXPENSE RATIO (FOR
INVESTOR CLASS)             0.51%*             0.50%

* Annualized.

YIELD AS OF SEPTEMBER 30, 1998
                           INVESTOR           ADVISOR
                             CLASS             CLASS
30-DAY SEC YIELD             4.76%             4.51%


4      1-800-345-2021


Inflation-Adjusted Treasury--Q&A
--------------------------------------------------------------------------------
/photo of Dave Schroeder/

     An   interview   with  Dave   Schroeder,   a   portfolio   manager  on  the
Inflation-Adjusted Treasury fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1998?

     Inflation-Adjusted Treasury fund (IATF) continued to produce almost Treasury bill-like returns as inflation and demand for inflation-indexed securities remained low, while supply increased (see page 3). Inflation-indexed bonds generally produced lower returns than most Treasury securities. The total return for IATF's Investor Class shares was 3.44%, compared to the 4.12% return of the portfolio's benchmark, the Salomon Brothers Inflation-Linked Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

     We manage the portfolio to track the performance of its benchmark, which holds 100% Treasury Inflation-Indexed Securities (TIIS). We typically expect the six-month return of Investor Class shares to lag the benchmark due to fund expenses that the benchmark doesn't incur.

     The Investor Class lagged the benchmark by more than its expenses because we held an inflation-indexed government agency issue that underperformed comparable TIIS. Treasury securities generally outperformed agency securities as investors demanded the highest available liquidity and credit quality. About 30% of portfolio assets was invested in the agency issue, which we purchased when its yield was about 20 basis points (0.20%--a basis point equals 0.01%) higher than comparable TIIS. Unfortunately, that yield spread widened to about 40 basis points during the period.

WHAT IMPACT DID THE NEARLY $16 BILLION IN NEW 30-YEAR TIIS ISSUANCE (SEE PAGE 3) HAVE?

     It changed the composition of the TIIS market, and it caused corresponding adjustments in IATF's benchmark (see page 3) and the portfolio. By investing about 30% of the fund's assets in 30-year TIIS to match the market and the benchmark (see Portfolio Composition by Maturity on page 6), we extended IATF's weighted average maturity to 13.5 years and the average duration to 9.2 years (see Portfolio at a Glance on page 4).

     Both average maturity and average duration measure a bond portfolio's sensitivity to interest rate changes-- the longer the average maturity or duration, the more the portfolio will increase or decrease in value when interest rates rise and fall. The new issuance effectively changed IATF into a longer-term bond fund that is more sensitive to changes in real interest rates.

[right margin]

"IATF CONTINUED TO PRODUCE ALMOST TREASURY BILL-LIKE RETURNS AS INFLATION AND DEMAND FOR INFLATION-INDEXED SECURITIES REMAINED LOW, WHILE SUPPLY INCREASED.

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF SEPTEMBER 30, 1998
U.S. Treasury Securities       70%
U.S. Government Agency
   Securities                  30%

AS OF MARCH 31, 1998
U.S. Treasury Securities       71%
U.S. Government Agency
   Securities                  29%

Security types are defined on page 18.


                                                  www.americancentury.com      5


Inflation-Adjusted Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR INFLATION OUTLOOK?

     Actually, the market's outlook is more critical than mine, and investors have not shown much concern about higher prices. Nominal bond yields indicated that investors expected the Federal Reserve to cut short-term interest rates by another 50 basis points to address weakening economic conditions. When investors are expecting slower economic growth, they're usually not too concerned about higher inflation.

     Personally, I think inflation will be higher in 1999 than in 1998--about a 2.0-2.5% annual rate. Although inflation has remained low, labor markets are still fairly tight, and price increases resulting from rising wages are still a possibility. Furthermore, we benefited in most of 1998 from a strong dollar, which kept the prices of U.S. imports low. I expect a weaker dollar and higher import prices in 1999.

WHAT POSITIVE SIGNS DO YOU SEE FOR THE FUND?

     Even though the inflation outlook isn't very encouraging, there are other factors that could help boost returns. First, the agency holding that hurt us earlier could help. We expect the yield spread between agency and Treasury securities to narrow, which would add some additional price appreciation to that part of the portfolio. The agency security certainly makes sense to hold on to--right now it's generating an extra 40 basis points of yield, and it has some appreciation potential. New money invested in the fund will likely be invested in that issue.

     We also think TIIS as a whole are undervalued and could attract investor interest simply on a relative value basis. TIIS real yields are high in relation to nominal yields, and as a result, the breakeven inflation rate fell to under 1% at the end of September. That meant TIIS were being priced as though inflation would drop from current levels, not rise or remain stable. Now maybe there are people who really think inflation will fall and stay below 1% for the next 10 years, but I'm not one of them. If inflation stays at 1.5% or rises to over 2%, TIIS bought at these real yield levels should provide very competitive returns.

HOW DO YOU PLAN TO MANAGE IATF FOR THE NEXT SIX MONTHS?

     My general strategy for this fund has been to find maturities where real yields are attractive and park there. We haven't made duration bets. We overweighted 10-year notes versus 30-year bonds for most of the recent period, but now that 10-year yields have fallen, we expect to underweight those securities going forward. As I mentioned earlier, we'll hold on to the agency security and perhaps expand that position as new money comes in.

     Our approach is conservative and disciplined. We believe this fund will continue to function well as a long-term inflation hedge for investors who are concerned about the possible impact of rising consumer prices on their investment nest egg.

[left margin]

"WE ALSO THINK TIIS AS A WHOLE ARE UNDERVALUED AND COULD ATTRACT INVESTOR INTEREST SIMPLY ON A RELATIVE VALUE BASIS."

[pie charts - data below]

PORTFOLIO COMPOSITION BY MATURITY

AS OF SEPTEMBER 30, 1998
10-Year Notes            40%
5-Year Notes             29%
30-Year Bonds            31%

AS OF MARCH 31, 1998
10-Year Notes            58%
5-Year Notes             42%


6   1-800-345-2021


Inflation-Adjusted Treasury--Sch. of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                    Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES
               $2,037,940  U.S. Treasury Inflation Indexed
                              Notes, 3.625%, 7/15/02            $ 2,046,847
                  772,523  U.S. Treasury Inflation Indexed
                              Notes, 3.375%, 1/15/07                760,688
                2,144,104  U.S. Treasury Inflation Indexed
                              Notes, 3.625%, 4/15/28              2,138,743
                                                                ------------
TOTAL U.S. TREASURY SECURITIES--70.5%                             4,946,278
                                                                ------------
   (Cost $4,907,681)

Principal Amount                                                    Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES--29.5%
               $2,163,063  TVA Inflation Indexed Notes,
                              3.375%, 1/15/07                    $2,068,386
                                                                ------------
   (Cost $2,085,438)

TOTAL INVESTMENT SECURITIES--100.0%                              $7,014,664
                                                                ============
   (Cost $6,993,119)

NOTES TO SCHEDULE OF INVESTMENTS

TVA = Tennessee Valley Authority

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                  www.americancentury.com      7


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $6,993,119)
  (Note 3) ................................................         $ 7,014,664
Investment in affiliated money
  market fund (Note 2) ....................................              92,535
Cash ......................................................               4,715
Interest receivable .......................................              71,628
                                                                    -----------
                                                                      7,183,542
                                                                    -----------
LIABILITIES
Disbursements in excess
  of demand deposit cash ..................................               1,189
Payable for capital shares redeemed .......................                  71
Accrued management fees (Note 2) ..........................               2,757
Distribution and service
  fees payable (Note 2) ...................................                   4
Dividends payable .........................................               3,522
Payable for trustees' fees
  and expenses ............................................                 944
Accrued expenses and
  other liabilities .......................................                 420
                                                                    -----------
                                                                          8,907
                                                                    -----------
Net Assets ................................................         $ 7,174,635
                                                                    ===========
NET ASSETS CONSIST OF:
Capital paid in ...........................................         $ 7,214,116
Accumulated net realized
  loss on investments .....................................             (61,026)
Net unrealized appreciation
  on investments (Note 3) .................................              21,545
                                                                    -----------
                                                                    $ 7,174,635
                                                                    ===========
Investor Class
Net assets ................................................         $ 7,164,376
Shares outstanding ........................................             737,508
Net asset value per share .................................         $      9.71

Advisor Class
Net assets ................................................         $    10,259
Shares outstanding ........................................               1,056
Net asset value per share .................................         $      9.71

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


8      1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME

Income:
Interest ....................................................         $ 165,821
                                                                      ---------
Expenses (Note 2):
Management fees .............................................            14,460
Distribution fees -- Advisor Class ..........................                 7
Service fees -- Advisor Class ...............................                 7
Trustees' fees and expenses .................................             3,779
                                                                      ---------
  Total expenses ............................................            18,253
Amount reimbursed ...........................................            (3,626)
                                                                      ---------
Net expenses ................................................            14,627
                                                                      ---------
Net investment income .......................................           151,194
                                                                      ---------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments ............................           (10,453)
Change in net unrealized
  depreciation on investments ...............................            73,767
                                                                      ---------
Net realized and unrealized
  gain on investments .......................................            63,314
                                                                      ---------
Net Increase in Net Assets
  Resulting from Operations .................................         $ 214,508
                                                                      =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                  www.americancentury.com      9


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED) AND YEAR ENDED MARCH 31, 1998

                                                    SEPTEMBER 30,     MARCH 31,
Increase in Net Assets                                  1998            1998

OPERATIONS
Net investment income ........................     $   151,194      $   183,628
Net realized loss on investments .............         (10,453)         (50,573)
Change in net unrealized
  depreciation on investments ................          73,767           (6,914)
                                                   -----------      -----------
Net increase in net assets
   resulting from operations .................         214,508          126,141
                                                   -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...................        (151,194)        (183,628)
                                                   -----------      -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets
  from capital share transactions ............       1,831,943        3,059,489
                                                   -----------      -----------
Net increase in net assets ...................       1,895,257        3,002,002
NET ASSETS
Beginning of period ..........................       5,279,378        2,277,376
                                                   -----------      -----------
End of period ................................     $ 7,174,635      $ 5,279,378
                                                   ===========      ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


10      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization--American Century Government Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Inflation-Adjusted Treasury Fund (the Fund) is one of the eight funds issued by the Trust. The Fund's investment objective is to provide a total return consistent with investments in U.S. Treasury inflation-adjusted securities. The Fund may also invest in U.S. Treasury securities which are not indexed to inflation for liquidity and total return, or if at any time the manager believes there is an inadequate supply of appropriate Treasury inflation-adjusted securities in which to invest. The Fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced on June 15, 1998. The following significant accounting policies are in accordance with generally accepted accounting principles.

     Security Valuations--Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     Security Transactions--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     Investment Income--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     Repurchase Agreements--The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the Fund's custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each repurchase agreement.

     Joint Trading Account--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     Income Tax Status--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     Distributions to Shareholders--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

     At March 31, 1998, accumulated net realized capital loss carryovers of approximately $12,700 (expiring 2006) may be used to offset future taxable gains.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     Additional Information--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


                                                 www.americancentury.com      11


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of the Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Fund is in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on the Fund's class average daily closing net assets during the previous month multiplied by the monthly management fee rate. ACIM waived expenses which exceeded 0.50% of average daily net assets through May 31, 1998.

     The annualized Investment Category fee for the Fund is as follows:

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

     The annualized Complex Category fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion.

     The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the Fund under the Plan during the six months ended September 30, 1998 were $14

     Certain officers and trustees of the Trust are also officer and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services Corporation.

     As of September 30, 1998, the Fund had invested $92,535 in shares of American Century-Benham Capital Preservation Money Market Fund (Money Market
Fund). The terms of the transaction were identical to those with non-related entities except that, to avoid duplicate management fees, the Fund did not pay ACIM management fees with respect to assets invested in the Money Market Fund.


12   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of U.S. Treasury and Agency obligations, excluding short-term investments, totaled $7,442,867 and $5,783,033, respectively.

    As of September 30, 1998, accumulated net unrealized depreciation was $15,267, based on the aggregate cost of investments for federal income tax purposes of $7,029,931. Accumulated net unrealized depreciation consisted of unrealized appreciation of $38,597 and unrealized depreciation of $53,864.

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the Funds were as follows (unlimited number of shares authorized):

                                                        SHARES          AMOUNT
INVESTOR CLASS
Six months ended September 30, 1998
Sold ...........................................        335,077     $ 3,224,106
Issued in reinvestment of distributions ........         13,874         133,465
Redeemed .......................................       (159,775)     (1,535,809)
                                                    -----------     -----------
Net increase ...................................        189,176     $ 1,821,762
                                                    ===========     ===========
Year ended March 31, 1998
Sold ...........................................        539,728     $ 5,246,272
Issued in reinvestment of distributions ........         17,153         166,664
Redeemed .......................................       (242,312)     (2,353,447)
                                                    -----------     -----------
Net increase ...................................        314,569     $ 3,059,489
                                                    ===========     ===========
ADVISOR CLASS
June 15, 1998(1)
  through September 30, 1998
Sold ...........................................          1,042     $    10,051
Issued in reinvestment of distributions ........             14             130
Redeemed .......................................           --              --
                                                    -----------     -----------
Net increase ...................................          1,056     $    10,181
                                                    ===========     ===========

(1)  Commencement of sale of the Advisor Class.


                                                 www.americancentury.com      13


Inflation-Adjusted Treasury--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                      Investor Class
                                          1998(1)             1998       1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $    9.63         $    9.74   $   10.00
                                        ---------         ---------   ---------
Income From Investment Operations
  Net Investment Income ...............      0.25              0.44        0.06
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...      0.08             (0.11)      (0.26)
                                        ---------         ---------   ---------
  Total From Investment Operations ....      0.33              0.33       (0.20)
                                        ---------         ---------   ---------
Distributions
  From Net Investment Income ..........     (0.25)            (0.44)      (0.06)
                                        ---------         ---------   ---------
Net Asset Value, End of Period ........ $    9.71         $    9.63   $    9.74
                                        =========         =========   =========
  Total Return(3) .....................      3.44%             3.45%      (1.98)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ..................      0.51%(4)(5)       0.50%       0.50%(4)
Ratio of Net Investment Income to
  Average Net Assets ..................      5.30%(4)(5)       4.45%       5.03%(4)
Portfolio Turnover Rate ...............       101%               69%       --
Net Assets, End of Period
(in thousands) ........................ $   7,164         $   5,279   $   2,277

(1)  Six months ended September 30, 1998 (unaudited).

(2)  February 10, 1997 (inception) through March 31, 1997.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) ACIM has voluntarily reimbursed a portion of its trustees' fees and expenses from April 1, 1998 through September 30, 1998. In absence of the reimbursement, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 0.64% and 5.17%, respectively.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


14   1-800-345-2021


Inflation-Adjusted Treasury--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                              Advisor Class
                                                                 1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....................        $  9.64
                                                                 -------
Income From Investment Operations
  Net Investment Income .................................           0.13
  Net Realized and Unrealized Gain
  on Investment Transactions ............................           0.07
                                                                 -------
  Total From Investment Operations ......................           0.20
                                                                 -------
Distributions
  From Net Investment Income ............................          (0.13)
                                                                 -------
Net Asset Value, End of Period ..........................        $  9.71
                                                                 =======
  Total Return(2) .......................................           2.10%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ....................................           0.77%(3)(4)
Ratio of Net Investment Income to
  Average Net Assets ....................................           4.90%(3)(4)
Portfolio Turnover Rate .................................            101%
Net Assets, End of Period
  (in thousands) ........................................        $    10

(1)  June  15,  1998   (commencement   of  sale)  through   September  30,  1998
     (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

(4) ACIM has voluntarily reimbursed a portion of its trustees' fees and expenses from April 1, 1998 through September 30, 1998. In absence of the reimbursement, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 0.98% and 4.78%, respectively.

See Notes to Financial Statements


                                                 www.americancentury.com      15


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     American Century offers two classes of shares for Inflation-Adjusted Treasury. One class is for investors who buy directly from American Century, and the other is for investors who buy through financial intermediaries.

     The original class of Inflation-Adjusted Treasury shares is called the Investor Class. All shares issued and outstanding before September 2, 1997, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 2, 1997. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. The price and performance of the Investor Class shares are listed in newspapers. No other class is currently listed.

     In addition, there is an Advisor Class, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


16      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     INFLATION-ADJUSTED TREASURY seeks to provide a total return and inflation protection consistent with an investment in inflation-indexed securities issued by the U.S. Treasury. The fund has no average maturity limitations. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The SALOMON BROTHERS TREASURY INDEX is an index of U.S. Treasury securities with maturities greater than 10 years.

     The  SALOMON   BROTHERS  U.S.   INFLATION-LINKED   INDEX  is  an  index  of
inflation-linked U.S. Treasury securities.

[right margin]

INVESTMENT TEAM LEADERS

PORTFOLIO MANAGER
     DAVE SCHROEDER


                                                 www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 14-15.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The fund's net investment income includes both interest and the principal adjustment on inflation-indexed securities. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by the fund on a given date.

*  WEIGHTED  AVERAGE   MATURITY   (WAM)--a  measure  of  the  sensitivity  of  a
fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

* COUPON--the stated interest rate of a security.

SECURITY TYPES

* U.S. TREASURY INFLATION-INDEXED SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

* U.S. GOVERNMENT AGENCY INFLATION-INDEXED SECURITIES--similar to the Treasury securities, but issued by U.S. government agencies such as the Tennessee Valley Authority.


18      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021

[inside back cover]

American Century Funds

Benham Group(reg.sm)
TAXABLE BOND FUNDS
U.S. Treasury & Government
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
Corporate & Diversified
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
International
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
Multiple-State
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
Single-State
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
Taxable
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
Tax-Free & Municipal
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY[reg.sm] GROUP
Asset Allocation Funds
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
Balanced Fund
   Balanced
Conservative Equity Funds
   Income and Growth
   Equity Income
   Value
   Equity Growth
Specialty Funds
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
Small Cap Funds
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
Growth Funds
   Select
   Heritage
   Growth
   Ultra
Aggressive Growth Funds
   Vista
   Giftrust
   New Opportunities
International Growth Funds
   International Growth
   International Discovery
   Emerging Markets

[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY GOVERNMENT INCOME TRUST


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9811                              (c)1998 American Century Services Corporation
SH-BKT-14215                                            Funds Distributor, Inc.

[front cover]                                                 September 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of stairs]

BENHAM GROUP
------------------------------------
SHORT-TERM TREASURY
INTERMEDIATE-TERM TREASURY
LONG-TERM TREASURY

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

Benham Group
Short-Term Treasury
(BSTAX)

Benham Group
Intermediate-Term Treasury
(CPTNX)

Benham Group
Long-Term Treasury
(BLAGX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended September 30, 1998, interest rates fell worldwide as investors reacted to worsening global economic and financial conditions. Concerns about problems in Asia, Russia, and Latin America swept the global financial community. To help stem the negative tide, the Federal Reserve (the U.S. central bank), cut its bellwether federal funds rate in September, the first rate cut in almost three years. Two weeks later, it lowered the rate again, providing a significant psychological boost to investors as well as to the U.S. economy. But by the time the Federal Reserve reacted, falling interest rates--combined with increased demand for the relative safety of U.S. Treasury securities--had sparked the biggest rally in the Treasury market since the Federal Reserve last cut rates in 1995.

     U.S. bonds, with the exception of earnings-sensitive corporate bonds, generally outperformed U.S. stocks, which posted mostly negative returns for the period. Money market securities continued to be a stable investment.

     This volatile market environment illustrated the importance of a diversified investment portfolio. Allocating your assets among stocks, bonds, and money market funds can help weatherproof your portfolio against dramatic changes in the economic or investment climate.

     The Benham Treasury funds performed well, providing the type of return you'd expect in a market environment that prizes the safety and liquidity of Treasury bonds. With Treasury prices soaring, the funds' investment team concentrated on finding the best relative values and highest yields in the government bond market.

     On the corporate front, we have a substantial effort underway to prepare American Century's computer systems for the year 2000. Through the rest of 1998 and 1999, our team of technology professionals will be extensively testing our systems, including those involved with dividend payments.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
SHORT-TERM TREASURY
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio at a Glance ....................................................  5
   Schedule of Investments ..................................................  8
INTERMEDIATE-TERM TREASURY
   Performance Information ..................................................  9
   Management Q&A ........................................................... 10
   Portfolio at a Glance .................................................... 10
   Schedule of Investments .................................................. 13
LONG-TERM TREASURY
   Performance Information .................................................. 14
   Management Q&A ........................................................... 15
   Portfolio at a Glance .................................................... 15
   Schedule of Investments .................................................. 18
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities .............................................................. 19
   Statements of Operations ................................................. 20
   Statements of Changes
   in Net Assets ............................................................ 21
   Notes to Financial
   Statements ............................................................... 22
   Financial Highlights ..................................................... 27
OTHER INFORMATION
   Share Class and Retirement
   Account Information ...................................................... 33
   Background Information
      Investment Philosophy
      and Policies .......................................................... 34
      Comparative Indices ................................................... 34
      Lipper Rankings ....................................................... 34
      Investment Team
      Leaders ............................................................... 34
   Glossary ................................................................. 35


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Treasury bonds produced excellent returns during the six months ended September 30, 1998, as interest rates fell to record lows.

*   Rates declined dramatically for several reasons:

     * Global economic problems led to lower expectations for U.S. economic growth and inflation.

     * Investors worldwide flocked to U.S. Treasury bonds as a safe haven from global turmoil.

     * Hedge funds and international investors were forced to buy back Treasury securities they'd used to hedge investments in risky emerging market bonds.

     * The Federal Reserve cut its federal funds rate from 5.5% to 5.0% by early October.

* The yield difference between Treasurys and other government bonds widened, resulting in better performance for Treasurys.

SHORT-TERM TREASURY

* Short-Term Treasury's return lagged the return of the average short Treasury fund, according to Lipper Analytical Services.

* The fund has a shorter duration than its Lipper group, which means Short-Term Treasury will tend to outperform when interest rates rise and underperform when rates fall.

* We reduced our holdings of government agency bonds and increased our exposure to Treasury securities.

* We think it's possible short-term interest rates could head lower--slower economic growth has taken the starch out of inflation, so the Fed probably has room to lower rates even further.

* We'll likely maintain a slightly long duration--which should benefit returns if rates decline--and focus on adding higher-yielding securities.

INTERMEDIATE-TERM TREASURY

* Intermediate-Term Treasury produced solid returns, about in line with those of the average intermediate Treasury fund, according to Lipper Analytical Services.

* The portfolio had a slightly long duration, which helped boost returns as rates declined.

*   We   reduced   our   exposure   to   government   agency   securities--which
    underperformed Treasurys--from 30% to 12% of assets.

* We expect the yield curve to steepen, with short-term rates falling faster than long-term rates.

*   We're  likely  to  maintain   Intermediate-Term   Treasury's  current  asset
    allocation and duration going forward.

LONG-TERM TREASURY

* Long-Term Treasury continued to produce strong returns relative to its Lipper category average.

* The fund has a longer duration than its Lipper group, which means Long-Term Treasury will tend to outperform when interest rates fall.

* We held higher-yielding government agency and older Treasury securities. These securities should perform well if yield spreads narrow.

* We think long-term interest rates will likely trade in a range between 4.75% and 5.75% for the near term.

* We'll adjust duration as rates change, shortening duration to lock in gains when rates approach the low end of the range and lengthening duration when yields approach 5.75%.

[left margin]

           SHORT-TERM TREASURY(1)
                   (BSTAX)
TOTAL RETURNS:               AS OF 9/30/98
    6 Months                      4.40%(2)
    1 Year                           7.48%
NET ASSETS:                  $54.7 million
30-DAY SEC YIELD:                    4.36%
INCEPTION DATE:                     9/8/92

          INTERM.-TERM TREASURY(1)
                   (CPTNX)
TOTAL RETURNS:               AS OF 9/30/98
    6 Months                      7.99%(2)
    1 Year                          12.58%
NET ASSETS:                 $443.5 million
30-DAY SEC YIELD:                    4.40%
INCEPTION DATE:                    5/16/80

           LONG-TERM TREASURY(1)
                   (BLAGX)
TOTAL RETURNS:               AS OF 9/30/98
    6 Months                     11.85%(2)
    1 Year                          20.80%
NET ASSETS:                 $146.7 million
30-DAY SEC YIELD:                    4.86%
INCEPTION DATE:                     9/8/92

(1)  Investor Class.
(2)  Not annualized.

See Total Returns on pages 4, 9, and 14. Investment terms are defined in the Glossary on page 35.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, director of fixed-income investing at American Century

EXCEPTIONAL PERFORMANCE

     Treasury securities produced excellent returns during the six months ended September 30, 1998. Bond prices, which move opposite yields, rose dramatically thanks to a sharp decline in U.S. interest rates (see the Yield Curve graph at right).

DECLINING INTEREST RATES

     Key to the decline in rates was severe global economic turmoil--a series of financial crises around the world threatened to apply the brakes to global economic growth. Financial and economic problems that first surfaced in Southeast Asia in late 1997 mushroomed in 1998, spreading to Russia and Latin America.

     These crises calmed fears that inflationary pressures were intensifying. This was especially welcome in the U.S., where healthy economic growth, robust consumer spending, and a 28-year low in unemployment had raised the possibility of a short-term interest rate increase by the Federal Reserve.

     By August, however, it was clear that the world's economic engine was downshifting. The tranquilizing effect on inflation and the U.S. economy was so pronounced that the Fed lowered short-term interest rates in September and again in October-- its first rate cuts in three years. Those moves brought the federal funds rate down from 5.5% to 5.0%

FLIGHT TO QUALITY

     The global economic problems investing at American Century wreaked havoc on stock and bond markets worldwide. Investors grew concerned about the outlook for corporate profits, while a number of foreign debt markets suffered downgrades and defaults. As a result, investors abandoned all but the safest and most liquid investments--U.S. Treasury securities.

     In addition, many international bond traders and hedge funds began buying back Treasurys in August to unwind "short" positions. These investors had profited from owning emerging-market and other higher-yielding debt securities and hedging those investments with Treasury bonds (see the accompanying table for comparative bond sector returns).

     But those trades fell apart in the third quarter of 1998, when economies and financial markets overseas collapsed, while Treasury prices rose sharply. Hedge funds were forced to unwind those trades, selling their emerging market debt and buying back Treasurys. That demand helped send the yield on the 30-year Treasury bond below 5% for the first time ever, ultimately reaching a record low of 4.71% in early October.

YIELD SPREADS WIDEN

     In the past few months, the yield difference--or spread--between Treasurys and government agencys widened. That's largely because agency securities didn't see the same surge in demand from international investors that boosted Treasurys. As a result, Treasurys outperformed agency securities over the past six months.

[right margin]

"TREASURY SECURITIES PRODUCED EXCELLENT RETURNS DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1998."

TREASURY VS. EMERGING MARKET BOND RETURNS

                          3/31/98-9/30/98    1/1/97-12/31/97
TREASURYS                      8.51%               9.65%
EMERGING  MARKET BONDS       -18.79%              16.85%

Source: Salomon Smith Barney

[line chart - data below]

TREASURY YIELD CURVES

Years to Maturity      3/31/98         9/30/98
1                       5.37%           4.39%
2                       5.55%           4.26%
3                       5.58%           4.38%
4                       5.65%           4.35%
5                       5.61%           4.21%
6                       5.66%           4.29%
7                       5.71%           4.36%
8                       5.69%           4.38%
9                       5.67%           4.39%
10                      5.65%           4.41%
11                      5.69%           4.48%
12                      5.72%           4.55%
13                      5.76%           4.63%
14                      5.79%           4.70%
15                      5.83%           4.77%
16                      5.86%           4.84%
17                      5.90%           4.91%
18                      5.93%           4.99%
19                      5.97%           5.06%
20                      6.00%           5.13%
21                      5.99%           5.11%
22                      5.99%           5.10%
23                      5.98%           5.08%
24                      5.97%           5.07%
25                      5.97%           5.05%
26                      5.96%           5.03%
27                      5.95%           5.02%
28                      5.94%           5.00%
29                      5.94%           4.99%
30                      5.93%           4.97%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Short-Term Treasury--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                                    INVESTOR CLASS (INCEPTION 9/8/92)                    ADVISOR CLASS (INCEPTION 10/6/97)
                       SHORT-TERM  LEHMAN 1- TO 3-YEAR   SHORT U.S. TREASURY FUNDS(2)    SHORT-TERM   LEHMAN 1- TO 3-YEAR
                        TREASURY    GOVERNMENT INDEX    AVERAGE RETURN  FUND'S RANKING    TREASURY      GOVERNMENT INDEX
-----------------------------------------------------------------------------------------------------------------------
6 MONTHS(1) ............  4.40%           4.65%             4.97%             --            4.27%            4.65%
1 YEAR .................  7.48%           7.93%             8.08%        15 OUT OF 25        --               --
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ................  6.12%           6.81%             6.47%        13 OUT OF 18        --               --
5 YEARS ................  5.26%           5.93%             5.50%         9 OUT OF 13        --               --
LIFE OF FUND ...........  5.18%           5.76%(3)          5.41%(3)      6 OUT OF 9(3)     6.90%          7.13%(4)

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 9/30/92, the date nearest the class's inception for which data are available.

(4) Since 10/31/97, the date nearest the class's inception for which data are available.

See pages 33-35 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 9/30/98
Lehman 1- to 3-Year Govt. Index             $13,995
Short-Term Treasury                         $13,542

                     Short-Term        Lehman 1- to 3-Year
                      Treasury             Govt. Index
DATE                   VALUE                 VALUE
9/30/92*              $10,000               $10,000
12/31/92               $9,992               $10,021
3/31/93               $10,247               $10,238
6/30/93               $10,355               $10,352
9/30/93               $10,480               $10,494
12/31/93              $10,525               $10,561
3/31/94               $10,468               $10,508
6/30/94               $10,466               $10,509
9/30/94               $10,553               $10,614
12/31/94              $10,541               $10,614
3/31/95               $10,872               $10,965
6/30/95               $11,187               $11,313
9/30/95               $11,334               $11,482
12/31/95              $11,589               $11,763
3/31/96               $11,602               $11,809
6/30/96               $11,689               $11,933
9/30/96               $11,862               $12,133
12/31/96              $12,066               $12,364
3/31/97               $12,138               $12,443
6/30/97               $12,381               $12,720
9/30/97               $12,604               $12,969
12/31/97              $12,803               $13,186
3/31/98               $12,974               $13,374
6/30/98               $13,160               $13,578
9/30/98               $13,542               $13,995

$10,000 investment made 9/30/92

* From 9/30/92 (the date nearest the class's inception for which index data are available).

These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Lehman 1- to 3-Year Government Index is provided for comparison in each chart. Short-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

                    Short-Term          Lehman 1- to 3-Year
                    Treasury               Govt. Index
DATE                 RETURN                 RETURN
9/30/93               4.77%                  4.94%
9/30/94               0.69%                  1.14%
9/30/95               7.40%                  8.18%
9/30/96               4.65%                  5.67%
9/30/97               6.26%                  6.89%
9/30/98               7.48%                  7.93%


4      1-800-345-2021


Short-Term Treasury--Q&A
--------------------------------------------------------------------------------
/photo of Newlin Rankin/

     An interview with Newlin Rankin, a portfolio manager on the Short-Term Treasury fund investment team.

HOW DID SHORT-TERM TREASURY PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1998?

     The fund's returns generally reflected the favorable performance of Treasury bonds. However, the portfolio trailed the average short-term Treasury fund. For the six-month period, Short-Term Treasury had a total return of 4.40%, compared with the 4.97% average return of the 26 "Short U.S. Treasury Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for additional fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS PEER GROUP?

     Primarily because we had a more conservative duration position than the average short Treasury fund. We manage the fund to deliver a pure play on the short end of the government bond market, typically keeping its duration below two years. That's shorter than the average duration of the short Treasury funds in the Lipper category.

     That approach means the fund will typically do better than its peers when rates rise. But in the most recent six-month period, when interest rates fell dramatically, our shorter duration limited price gains.

WHAT IS DURATION?

     Duration is a measure of a bond portfolio's sensitivity to changes in interest rates. You can use duration to estimate the approximate percentage change in the share price of a bond portfolio given a 1% change in interest rates. For example, the share price of a portfolio with a duration of two years would rise approximately 2% in response to a one percentage point drop in interest rates.

     So, the longer a fund's duration, the more its price will rise when interest rates fall, and the more it will fall when interest rates rise. Conversely, a shorter duration means the share price fluctuates less when rates change.

     Accurately predicting the short-term direction of rates is extremely difficult, so we prefer to avoid making aggressive duration bets. Over the last six months, we increased duration only modestly (see the Portfolio at a Glance table at right).

WHY DID SHORT-TERM TREASURY'S STAKE IN AGENCY SECURITIES DECLINE DURING THE PAST SIX MONTHS?

     Largely because many of our agency securities were called away from us. When a bond is "called," it's refinanced by the issuer prior to maturity, much like a homeowner refinancing a mortgage. Calls are undesirable because they leave the bondholder to reinvest the money from the called bond at the new, lower interest rate. Callable bonds also don't participate fully in market rallies when interest rates fall. That's because the bond market tends to price

[right margin]

"THE FUND'S RETURNS GENERALLY REFLECTED THE FAVORABLE PERFORMANCE OF TREASURY BONDS."

PORTFOLIO AT A GLANCE
                             9/30/98            3/31/98
NUMBER OF SECURITIES           10                16
WEIGHTED AVERAGE
MATURITY                     1.9 YRS           1.7 YRS
AVERAGE DURATION             1.6 YRS           1.5 YRS
EXPENSE RATIO (FOR
INVESTOR CLASS)              0.51%*             0.55%

* Annualized.

YIELD AS OF SEPTEMBER 30, 1998
                            INVESTOR            ADVISOR
                              CLASS              CLASS
30-DAY SEC YIELD              4.36%              4.11%

Investment terms are defined in the Glossary on page 35.


                                                  www.americancentury.com      5


Short-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

callable bonds based on their call date. That effectively shortens the security's duration, which is the opposite of what you want when interest rates are falling.

     During the past six months, we used the proceeds from our called agency bonds to purchase Treasurys. That's because we expect lower interest rates to prompt agencies to call more of their bonds in the months ahead. That expectation also led us to hold non-callable agency bonds. Non-callable bonds can't be redeemed prior to their original maturity date, so they maintain their interest rate sensitivity when rates decline.

WHY  DID  TREASURY   SECURITIES  DO  SO  WELL  RELATIVE  TO  OTHER  FIXED-INCOME
INVESTMENTS DURING THE PAST SIX MONTHS?

     It was mostly a simple case of stronger demand butting up against somewhat weaker supply. The demand for U.S. Treasurys grew dramatically as investors fled troubled markets across the globe and sought a safe haven in U.S. Treasurys. Crumbling Asian, Russian, and Latin American equity and debt markets sent investors scurrying for less risky investments. Later, news of hedge fund losses incited a new rush to safety as investors sold mortgage-backed, high-yield, and other types of riskier bonds (see page 3). U.S. stock investors also ran for cover, worried that the widening global crisis would pull corporate earnings down with it.

     As for the supply side of the equation, the government curtailed its issuance of Treasurys because it had less need to borrow, thanks to a federal budget surplus. Favorable supply and demand conditions coupled with a Fed interest rate cut in September helped Treasurys stage an impressive rally and push the yield on the bellwether 30-year Treasury bond below 5%.

WHAT TREASURYS DID YOU EMPHASIZE?

     The vast majority of the fund's Treasury holdings are securities known as "off-the-run" bonds, as opposed to the current, or "on-the-run," issue. As global investors converged on the U.S. Treasury market, they gravitated toward the most liquid (easily traded) newly issued "on-the-run" securities. That pushed the yields of on-the-run bonds significantly lower than yields of older, off-the-run securities. As a result, we were able to purchase attractively priced off-the-run short-term Treasurys with yields as much as 15 basis points higher than on-the-run bonds (0.15%--a basis point equals 0.01%).

WHAT IS YOUR OUTLOOK FOR INTEREST RATES?

     Continued problems out of Asia, Russia, and Latin America finally appear to have taken a toll on U.S. economic growth. The U.S. economy lost some steam in the third quarter of 1998, growing at a 3.3% annual rate, compared to a 5.4% rate in the first quarter. In our opinion, the slowdown has cooled off any inflationary pressures that were brewing earlier in the year. As a result, we believe that to prevent further economic weakness, the Fed will continue to lower short-term interest rates by as much as 50 basis points (0.50%) over the next six months or so.

[left margin]

"ACCURATELY PREDICTING THE SHORT-TERM DIRECTION OF RATES IS EXTREMELY DIFFICULT, SO WE PREFER TO AVOID MAKING AGGRESSIVE DURATION BETS."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF SEPTEMBER 30, 1998
Treasury Notes              74%
Agency Notes                22%
Repos                        3%
STRIPS                       1%

AS OF MARCH 31, 1998
Treasury Notes              64%
Agency Notes                33%
STRIPS                       2%
Repos                        1%

Security types are defined on page 35.


6      1-800-345-2021


Short-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

GIVEN THAT OUTLOOK, HOW WILL YOU MANAGE THE FUND GOING FORWARD?

     We plan to maintain the portfolio's duration around one and a half years. We also plan to continue the fund's current asset allocation, with a majority of assets in Treasurys and the remainder in higher-yielding government agency securities. That's because we think that going forward, agency securities offer higher expected total returns than Treasurys, particularly if the yield spread between short-term Treasurys and other government securities narrows. With interest rates so low, agencies will be poised to call more of their debt, so we're likely to continue to emphasize non-callable agency bonds.

[right margin]

"WE THINK THAT GOING FORWARD, AGENCY SECURITIES OFFER HIGHER EXPECTED TOTAL RETURNS THAN TREASURYS."

[pie charts - data below]

PORTFOLIO COMPOSITION BY AGENCY HOLDINGS

AS OF SEPTEMBER 30, 1998
Federal Home Loan Bank          49%
Federal Farm Credit Bank        33%
Student Loan Marketing Assoc.   18%

AS OF MARCH 31, 1998
Federal Home Loan Bank          44%
Federal Farm Credit Bank        40%
Student Loan Marketing Assoc.   16%


                                                  www.americancentury.com      7


Short-Term Treasury--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                               Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES
             $    750,000  STRIPS -- PRINCIPAL, 6.03%,
                              5/15/99(1)                         $   729,205
                6,500,000  U.S. Treasury Notes, 5.875%,
                              7/31/99                              6,565,845
               16,000,000  U.S. Treasury Notes, 8.75%,
                              8/15/00                             17,242,400
               17,400,000  U.S. Treasury Notes, 5.625%,
                              2/28/01                             17,894,509
                                                                --------------

TOTAL U.S. TREASURY SECURITIES--74.8%                             42,431,959
                                                                --------------
   (Cost $41,727,880)

U.S. GOVERNMENT AGENCY SECURITIES
                1,000,000  FFCB, MTN, 6.125%, 10/22/99             1,010,910
                3,000,000  FFCB, MTN, 8.90%, 6/6/00                3,205,500
                2,100,000  FHLB, 6.06%, 7/28/00                    2,150,883
                4,000,000  FHLB, 5.97%, 12/11/00                   4,104,440
                2,265,000  SLMA, 5.88%, 2/6/01                     2,266,336
                                                                --------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--22.4%                                          12,738,069
                                                                --------------
   (Cost $12,489,302)

Principal Amount                                               Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS--2.8%

Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 5.38%, dated 9/30/98,
    due 10/1/98 (Delivery value $1,571,235)                      $ 1,571,000
                                                                --------------
   (Cost $1,571,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $56,741,028
                                                                ==============
   (Cost $55,788,182)

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

MTN = Medium Term Note

SLMA = Student Loan Marketing Association

STRIPS = Separate Trading of Registered Interest or Principal of Securities

(1)  Zero-coupon   bond.  The  yield  to  maturity  at  purchase  is  indicated.
     Zero-coupon bonds are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


8      1-800-345-2021


Intermediate-Term Treasury--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                                       INVESTOR CLASS (INCEPTION 5/16/80)                        ADVISOR CLASS (INCEPTION 10/9/97)
                     INTERMEDIATE-    SALOMON 3- TO 10-   INTERMEDIATE U.S. TREASURY FUNDS(2)   INTERMEDIATE-   SALOMON 3- TO 10-
                     TERM TREASURY   YEAR TREASURY INDEX   AVERAGE RETURN   FUND'S RANKING      TERM TREASURY   YEAR TREASURY INDEX
-------------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1) .........    7.99%            8.75%                8.08%              --                 7.85%            8.75%
1 YEAR ..............   12.58%           13.66%               12.62%          8 OUT OF 13             --               --
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS .............    8.49%            9.13%                7.88%          3 OUT OF 9              --               --
5 YEARS .............    6.54%            7.21%                6.15%          4 OUT OF 8              --               --
10 YEARS ............    8.19%            8.76%                8.20%          2 OUT OF 3              --               --
LIFE OF FUND ........    9.02%           10.04%(3)             9.05%(3)       1 OUT OF 1(3)         12.06%          11.87%(4)

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 5/31/80, the date nearest the class's inception for which data are available.

(4) Since 10/31/97, the date nearest the class's inception for which data are available.

See pages 33-35 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

Value on 9/30/98
Salomon 3- to 10-Year Treasury Index        $23,149
Intermediate-Term Treasury                  $21,966

                  Intermediate-Term   Salomon 3- to 10-Year
                      Treasury           Treasury Index
DATE                   VALUE                 VALUE
9/30/88               $10,000               $10,000
9/30/89               $10,863               $10,961
9/30/90               $11,744               $11,882
9/30/91               $13,267               $13,485
9/30/92               $14,923               $15,171
9/30/93               $16,006               $16,342
9/30/94               $15,693               $16,093
9/30/95               $17,202               $17,813
9/30/96               $18,031               $18,718
9/30/97               $19,514               $20,366
9/30/98               $21,966               $23,149

$10,000 investment made 9/30/88

These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Salomon 3- to 10-Year Treasury Index is provided for comparison in each chart. Intermediate-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED SEPTEMBER 30)

                Intermediate-Term     Salomon 3- to 10-Year
                    Treasury             Treasury Index
DATE                 RETURN                 RETURN
9/30/89               8.63%                  9.61%
9/30/90               8.11%                  8.40%
9/30/91              12.97%                 13.49%
9/30/92              12.48%                 12.51%
9/30/93               7.26%                  7.72%
9/30/94              -1.96%                 -1.53%
9/30/95               9.62%                 10.69%
9/30/96               4.82%                  5.08%
9/30/97               8.22%                  8.80%
9/30/98              12.58%                 13.66%


                                                  www.americancentury.com      9


Intermediate-Term Treasury--Q&A
--------------------------------------------------------------------------------
/photo of Bob Gahagan/

     An interview with Bob Gahagan, a portfolio manager on the Intermediate-Term Treasury fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1998?

     Intermediate-Term Treasury posted solid returns, generally reflecting the exceptional performance of Treasury bonds. For the six-month period, the fund returned 7.99%, about in line with the average intermediate U.S. Treasury fund--the 14 "Intermediate U.S. Treasury Funds" tracked by Lipper Analytical Services had an average return of 8.08%. (See the Total Returns table on the previous page for additional fund performance comparisons.)

HOW DID YOU POSITION INTERMEDIATE-TERM TREASURY?

     We maintained a slightly long duration, which helped the fund capture extra return as rates declined. Duration measures the approximate percentage change in a bond portfolio's share price given a 1% change in interest rates. The fund had a duration of 4.4 years as of September 30, so its share price would rise by about 4.4% if interest rates declined a full percentage point. As this example illustrates, the longer a fund's duration, the more its price will rise when rates fall, and the more it will fall when rates rise.

     We typically make only modest adjustments to duration, keeping it in a relatively narrow range between four and five years. Instead, we focus on changes to asset allocation and yield curve position.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION?

     We increased our stake in U.S. Treasury securities, bringing them to 88% of the portfolio by the end of September (see the Portfolio Composition by Security Type chart on page 11), while reducing our agency holdings from 30% to 12% of total investments. We lowered our exposure to government agency securities by taking advantage of selling opportunities in the third quarter. We did that because it was unclear when the global economic turmoil that caused agency bonds to underperform would subside.

WHY DID GLOBAL TURMOIL CAUSE GOVERNMENT AGENCY SECURITIES TO LAG TREASURYS?

     One reason agency securities lagged comparable-maturity Treasurys is that Treasurys benefited from huge investor demand for maximum credit safety and liquidity (see the Market Perspective on page 3). Non-traditional Treasury buyers seeking shelter from volatility in global financial markets gravitated to Treasurys, driving prices sharply higher. Although agency securities have the indirect backing of the U.S. government and a AAA credit rating, they didn't experience the same surge in demand that Treasurys enjoyed.

     Another important reason agency securities lagged Treasurys was that a number of government agencies ramped up their issuance of new debt to take advantage of the decline in rates. When interest rates fall, bond issuers

[left margin]

"INTERMEDIATE-TERM TREASURY POSTED SOLID RETURNS, GENERALLY REFLECTING THE EXCEPTIONAL PERFORMANCE OF TREASURY BONDS."

PORTFOLIO AT A GLANCE
                             9/30/98           3/31/98
NUMBER OF SECURITIES           18                18
WEIGHTED AVERAGE
MATURITY                     6.9 YRS           6.1 YRS
AVERAGE DURATION             4.4 YRS           4.4 YRS
EXPENSE RATIO (FOR
INVESTOR CLASS)              0.51%*             0.51%

* Annualized.

YIELD AS OF SEPTEMBER 30, 1998
                            INVESTOR            ADVISOR
                              CLASS              CLASS
30-DAY SEC YIELD              4.40%              4.14%

Investment terms are defined in the Glossary on page 35.


10   1-800-345-2021


Intermediate-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

often refinance, or "call," their older, higher-interest rate debt, much like homeowners refinancing a mortgage. But before a bond can be called, there is often a period of time when the newly issued bonds and the older, refinanced securities are both still outstanding. That increases the supply of agency securities, which can depress prices. Growing agency supply coupled with a dramatic surge in demand for Treasurys caused government agency bonds to trail Treasurys during the past six months.

ANY PREFERENCES AMONG THE TREASURYS YOU CHOSE?

     We tend to hold only older Treasury securities, dubbed "off-the-run" Treasurys, as opposed to the most recent, or "on-the-run," Treasury issue. That's because off-the-run bonds typically have slightly higher yields than on-the-runs. On-the-run securities yield less than off-the-run Treasurys because the most-recently auctioned Treasury issue is typically more liquid (easier to buy and sell) and in greater demand.

     One way to measure the premium the market places on liquidity is to look at the yield difference, or spread, between the current bond and the previously issued security of the same maturity. For example, the spread between the on-the-run 30-year bond and the previous issue widened dramatically from 9 basis points in July to 40 basis points in October (0.40%--a basis point equals 0.01%).

     As global events prompted more and more investors to buy Treasurys, they typically flocked to the most liquid, on-the-run securities. In the process, they drove prices of on-the-run bonds higher than older Treasurys. As a result, the price gains of off-the-run Treasurys lagged those of on-the-run bonds.

     We took advantage of these market irregularities by adding to our holdings of off-the-run bonds as spreads widened. That meant we were able to buy some very attractively priced, higher-yielding Treasurys.

WERE THERE ANY OTHER TREASURY SECTORS YOU LIKED?

     Yes. We had about 10% of the portfolio in intermediate-term zero-coupon Treasury bonds, or zeros. Zeros (shown as STRIPS in the accompanying charts) don't make regular interest payments. Instead, they're sold at a deep discount to their face value at maturity, and your return is the difference between what you paid for the bond and its value when it matures. Zeros are more sensitive than regular, coupon-bearing bonds to changes in interest rates (they have longer durations). Holding a portion of assets in zeros aided returns as rates declined and the yield curve steepened.

WHAT'S YOUR OUTLOOK?

     Given low inflation and slowing worldwide economic growth, we believe that the Federal Reserve has room to continue to cut rates. Where the Fed once was intensely focused in keeping rates high enough to stave off inflation, it now seems to have turned its focus to lowering rates to sustain economic growth and settle financial markets. In our view, it's possible that yields on five-year Treasury notes could fall to as low as 3.50% in the next six months or so.

     We also expect the yield curve (see page 3) to steepen. By that we mean that the difference in yield between shorter-maturity securities and longer-term bonds will increase as short-term bond yields drop.

[right margin]

"GIVEN LOW INFLATION AND SLOWING WORLDWIDE ECONOMIC GROWTH, WE BELIEVE THAT THE FEDERAL RESERVE HAS ROOM TO CONTINUE TO CUT RATES."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF SEPTEMBER 30, 1998
Treasury Notes              49%
Treasury Bonds              28%
Agency Notes                12%
STRIPS                      11%

AS OF MARCH 31, 1998
Treasury Notes              46%
Treasury Bonds              12%
Agency Notes                30%
STRIPS                      11%
Repos                        1%

Security types are defined on page 35.


                                                 www.americancentury.com      11


Intermediate-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)
WHAT IS YOUR STRATEGY GOING FORWARD?

     We're likely to "bullet," or concentrate, the portfolio in bonds with maturities between five and seven years. That structure should perform well if we're right that the yield curve will steepen.

     In the near term, we'll likely maintain a slightly long duration. However, we would probably shorten duration and lock in some of our gains if the yield on the five-year Treasury note got down to as low as 3.50%; we would consider lengthening duration if the yield were to rise to around 5%.

     As for asset allocation, we'll continue to emphasize Treasury securities until we feel comfortable that the global turmoil that caused the agency market to underperform has subsided. We should point out that a risk to this positioning is a flight from quality, or the flow of capital out of Treasurys and back into stocks and higher-yielding bonds. That could result in a flatter, rather than steeper, yield curve with higher yields and lower prices for bonds generally.

[left margin]

"WE'RE LIKELY TO 'BULLET,' OR CONCENTRATE, THE PORTFOLIO IN BONDS WITH MATURITIES BETWEEN FIVE AND SEVEN YEARS."

[pie charts - data below]

PORTFOLIO COMPOSITION BY AGENCY HOLDINGS

AS OF SEPTEMBER 30, 1998
Federal Home Loan Bank          59%
Federal Farm Credit Bank        41%

AS OF MARCH 31, 1998
Federal Farm Credit Bank        50%
Federal Home Loan Bank          26%
Tennessee Valley Authority      24%


12      1-800-345-2021


Intermediate-Term Treasury--Sch. of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES
              $52,000,000  STRIPS -- PRINCIPAL, 4.79%,
                              11/15/01(1)                       $  45,462,165
               17,400,000  U.S. Treasury Bonds, 11.875%,
                              11/15/03                             23,257,710
               26,800,000  U.S. Treasury Bonds, 9.125%,
                              5/15/09                              32,819,816
               24,700,000  U.S. Treasury Bonds, 12.75%,
                              11/15/10                             36,785,957
               11,400,000  U.S. Treasury Bonds, 13.25%,
                              5/15/14                              19,368,258
                6,500,000  U.S. Treasury Bonds, 8.125%,
                              8/15/19                               8,913,645
                4,500,000  U.S. Treasury Notes, 6.25%,
                              10/31/01                              4,738,590
               18,300,000  U.S. Treasury Notes, 6.125%,
                              12/31/01                             19,255,443
               18,400,000  U.S. Treasury Notes, 6.375%,
                              8/15/02                              19,693,336
               25,500,000  U.S. Treasury Notes, 6.25%,
                              8/31/02                              27,187,845
               34,500,000  U.S. Treasury Notes, 5.75%,
                              8/15/03                              36,613,815
               10,500,000  U.S. Treasury Notes, 7.25%,
                              8/15/04                              12,044,760

Principal Amount                                                      Value
--------------------------------------------------------------------------------
              $42,000,000  U.S. Treasury Notes, 7.875%,
                              11/15/04                          $  49,780,500
               36,900,000  U.S. Treasury Notes, 7.50%,
                              2/15/05                              43,216,542
                                                                --------------
TOTAL U.S. TREASURY SECURITIES--87.6%                             379,138,382
                                                                --------------
   (Cost $364,822,848)

U.S. GOVERNMENT AGENCY SECURITIES
               20,000,000  FFCB, MTN, 6.14%, 11/22/04              21,475,400
               15,000,000  FHLB, 6.14%, 12/23/04                   16,115,700
               14,740,000  FHLB, 6.40%, 5/26/05                    15,027,135
                                                                --------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--12.2%                                           52,618,235
                                                                --------------
   (Cost $49,929,849)

TEMPORARY CASH INVESTMENTS--0.2%
Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 5.38%, dated 9/30/98,
    due 10/1/98 (Delivery value $777,116)                             777,000
                                                                --------------
   (Cost $777,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $432,533,617
                                                                ==============
   (Cost $415,529,697)

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

MTN = Medium Term Note

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1)  Zero-coupon   bond.  The  yield  to  maturity  at  purchase  is  indicated.
     Zero-coupon bonds are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      13


Long-Term Treasury--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                                          INVESTOR CLASS (INCEPTION 9/8/92)                 ADVISOR CLASS (INCEPTION 1/12/98)
                         LONG-TERM   SALOMON LONG-TERM     GENERAL U.S. TREASURY FUNDS(2)    LONG-TERM    SALOMON LONG-TERM
                         TREASURY   TREAS./AGENCY INDEX   AVERAGE RETURN   FUND'S RANKING     TREASURY   TREAS./AGENCY INDEX
--------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1) .............  11.85%         12.93%              9.11%            --              11.71%           12.93%
1 YEAR ..................  20.80%         21.87%             15.72%        5 OUT OF 21           --               --
--------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS .................  11.61%         12.29%              9.22%        3 OUT OF 18           --               --
5 YEARS .................   8.18%          9.21%              7.64%        5 OUT OF 12           --               --
LIFE OF FUND ............   9.93%         11.04%(3)           8.88%(3)     2 OUT OF 10(3)      10.21%          12.23%(4)

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 9/30/92, the date nearest the class's inception for which data are available.

(4) Since 1/31/98, the date nearest the class's inception for which data are available.

See pages 33-35 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 9/30/98
Salomon Long-Term Treasury/Agency Index     $18,733
Long-Term Treasury                          $17,946

                     Long-Term         Salomon Long-Term
                     Treasury         Treasury/Agency Index
DATE                   VALUE                 VALUE
9/30/92*              $10,000               $10,000
12/31/92              $10,109               $10,108
3/31/93               $10,766               $10,775
6/30/93               $11,319               $11,354
9/30/93               $12,114               $12,059
12/31/93              $11,892               $11,870
3/31/94               $11,074               $11,143
6/30/94               $10,691               $10,827
9/30/94               $10,617               $10,760
12/31/94              $10,792               $10,953
3/31/95               $11,435               $11,659
6/30/95               $12,633               $12,929
9/30/95               $12,908               $13,247
12/31/95              $13,950               $14,338
3/31/96               $12,974               $13,369
6/30/96               $12,951               $13,358
9/30/96               $13,138               $13,565
12/31/96              $13,759               $14,216
3/31/97               $13,316               $13,775
6/30/97               $14,037               $14,534
9/30/97               $14,855               $15,371
12/31/97              $15,790               $16,362
3/31/98               $16,044               $16,620
6/30/98               $16,735               $17,398
9/30/98               $17,946               $18,733

$10,000 investment made 9/30/92

* From 9/30/92 (the date nearest the class's inception for which index data are available).

These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance.
The Salomon Long-Term Treasury/Agency Index is provided for comparison in each chart. Long-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

                    Long-Term          Salomon Long-Term
                    Treasury          Treasury/Agency Index
DATE                 RETURN                 RETURN
9/30/93              21.14%                 20.71%
9/30/94             -12.35%                -10.81%
9/30/95              21.57%                 23.01%
9/30/96               1.78%                  2.40%
9/30/97              13.08%                 13.33%
9/30/98              20.80%                 21.87%


14      1-800-345-2021


Long-Term Treasury--Q&A
--------------------------------------------------------------------------------
/photo of Dave Schroeder/

     An interview  with Dave  Schroeder,  a portfolio  manager on the  Long-Term
Treasury fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1998?

     Long-Term Treasury performed very well, producing a total return of 11.85%.
The portfolio  significantly  outperformed  the 9.11%  average  return of the 22
"General U.S. Treasury Funds" tracked by Lipper Analytical  Services.  Long-Term
Treasury has produced consistently strong performance relative to the Lipper group since its inception in 1992. The fund's benchmark, the Salomon Brothers
Long-Term Treasury/Agency Index, returned 12.93% for the six months. (See the Total Returns table on the previous page for additional fund performance comparisons.)

WHY DID THE FUND PERFORM SO WELL RELATIVE TO THE LIPPER GROUP?

     Long-Term Treasury outperformed its Lipper category average because the portfolio has a relatively long average maturity and duration. (Average maturity and duration are measures of a bond portfolio's sensitivity to changes in interest rates.) Having a long maturity and duration makes the fund very sensitive to rate changes. When interest rates decline, Long-Term Treasury will tend to perform well relative to the Lipper group. But when rates rise, the fund typically lags the Lipper category. Interest rates fell dramatically over the last six months, and Long-Term Treasury performed very well as a result.

     Another  reason  for its  solid  relative  performance  is  that  Long-Term
Treasury  carries  below-average  expenses.  On  September  30,  the fund had an annualized expense ratio of 51 basis points (a basis point equals 0.01%),  while the category  average was 94 basis points.  Having lower expenses means we start out with a  competitive  advantage.  Other things being  equal,  lower  expenses
should   translate  into  higher  yields  and  returns  for  our   shareholders.
Nevertheless,  the portfolio's  interest rate  sensitivity will far outweigh its expense ratio when comparing its performance with the Lipper group.

HOW DO YOU MANAGE THE FUND'S INTEREST RATE SENSITIVITY?

     Our investment approach is benchmark based--we compare the portfolio against the Salomon Long-Term Treasury/Agency benchmark index, keeping the fund's duration within a year either way of the index. The benchmark's duration is currently around 11 years, so our duration will vary from about 10-12 years.

WHAT CHANGES DID YOU MAKE TO DURATION OVER THE LAST SIX MONTHS?

     We lengthened duration overall. However, we actually began to trim back duration in August, when the yield on the long bond was 5.50%. We thought economic fundamentals would keep rates above 5.50%, so we started to reduce the portfolio's interest rate sensitivity relative to the benchmark.

[right margin]

"LONG-TERM TREASURY OUTPERFORMED ITS LIPPER CATEGORY AVERAGE BECAUSE THE
PORTFOLIO HAS A RELATIVELY LONG AVERAGE MATURITY AND DURATION."

PORTFOLIO AT A GLANCE
                              9/30/98            3/31/98
NUMBER OF SECURITIES            12                 8
WEIGHTED AVERAGE
MATURITY                     20.0 YRS          20.3 YRS
AVERAGE DURATION             11.3 YRS          10.5 YRS
EXPENSE RATIO (FOR
INVESTOR CLASS)                0.51%*            0.54%

* Annualized.

YIELD AS OF SEPTEMBER 30, 1998
                             INVESTOR            ADVISOR
                               CLASS              CLASS
30-DAY SEC YIELD               4.86%             4.62%

Investment terms are defined in the Glossary on page 35.


                                                 www.americancentury.com      15


Long-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     That move turned out to be premature--hedge funds began unwinding their leveraged bets against Treasurys at about the same time, sending Treasury yields to record lows in August and September (see the Market Perspective on page 3).
Had we not shortened the duration, the portfolio would have performed even better. However, it's worth mentioning that our slightly more conservative duration position paid off in October, when interest rates backed up.

YOU  ADDED A VARIETY  OF NEW  SECURITIES  TO THE  PORTFOLIO  (SEE THE  PORTFOLIO
COMPOSITION BY SECURITY TYPE CHARTS AT LEFT). WHAT WAS THE ATTRACTION?

     We added those securities because we felt their value was too compelling to pass up. In general, we concentrate on finding the best relative values in the long end of the government bond market. The huge demand for the safety and liquidity of Treasury bonds in recent months caused the "spread," or difference in yield, between Treasurys and other government bond sectors to widen (see the Market Perspective on page 3).

LET'S LOOK AT THE GOVERNMENT AGENCY HOLDINGS FIRST.  WHERE DID YOU FIND VALUE IN
THIS SECTOR?

     We bought a Tennessee Valley Authority bond that was originally issued with a yield that was 36 basis points (0.36%--a basis point equals 0.01%) higher than the yield on a like-maturity Treasury security. But because of the market's extreme aversion to risk, we were able to pick up this bond--with only slightly more credit risk and slightly less liquidity than Treasurys--at a yield that was more than 50 basis points (0.50%) over Treasury yields. We expect this security to perform very well going forward, assuming yield spreads between agencys and Treasurys narrow.

WHAT ABOUT THE DIFFERENT TYPES OF TREASURY SECURITIES?

     We found yield disparities even among Treasury bonds--as global investors converged on the U.S. Treasury market, they gravitated toward the most liquid, or easily traded, newly issued securities. That pushed the yields of newer, "on-the-run" bonds significantly lower than yields of older, "off-the-run" securities. (The most recent Treasury bond issue of a given maturity is said to be the on-the-run bond, as opposed to previously auctioned off-the-run bonds.)
For example, the on-the-run 30-year bond at the end of July yielded 5.72%, while the previously issued, off-the-run 30-year Treasury had a yield of 5.81%. By early October, the on-the-run 30-year yielded 5.00%, while the off-the-run issue had a yield of 5.40%.

     Another way of looking at it is that the spread between the on-the-run bond and the previous issue widened dramatically from 9 basis points in July to 40 basis points in October, which gives you an idea of the premium the market was placing on liquidity.

ASSETS GREW FROM ABOUT $100  MILLION TO ABOUT $147  MILLION OVER THE SIX MONTHS.
WHAT DID YOU DO WITH THAT NEW MONEY?

     We used it to make some of the value plays we've been discussing. In addition, we put about 10% of assets in long-term zero-coupon Treasury bonds, or zeros. Zeros (shown as STRIPS in the chart at left) don't make regular interest payments. Instead, they're are sold at a

[left margin]

"WE ADDED A GOVERNMENT  AGENCY  SECURITY TO THE PORTFOLIO  BECAUSE ITS VALUE WAS
TOO COMPELLING TO PASS UP."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF SEPTEMBER 30, 1998
Treasury Bonds              57%
Agency Bonds                16%
STRIPS                      12%
Repos                        8%
Treasury Inflation-
  Indexed Notes              7%

AS OF MARCH 31, 1998
Treasury Bonds             100%

Security types are defined on page 35.


16      1-800-345-2021


Long-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

deep discount to their face value at maturity, and your return is the difference between what you paid for the bond and its value when it matures.

     We used the zeros and some cash-equivalent investments to create a "barbell" structure. A barbell overweights short- and long-term securities and underweights intermediate-term bonds. When the yield curve flattens, a barbell typically gives a better return than a structure that groups a port-folio's bond maturities narrowly around a single maturity.

WHAT IS YOUR OUTLOOK FOR INTEREST RATES?

     We doubt  long-term  rates  can go much  lower.  The  yield on the  30-year
Treasury bond has fallen about 200 basis points, or 2%, over the last few years, reaching record lows in late September and early October. One reason for that decline was that hedge funds were forced to buy back Treasurys they'd used to hedge their bets on emerging-market bonds (see the Market Perspective on page
3), an event that's not likely to be repeated.

     Another reason for the decline in rates is that inflation recently hit a 10-year low--commodity prices fell, a strong U.S. dollar made imports cheaper, and big productivity gains allowed wages to rise without forcing prices higher.
But we don't think those optimum conditions for inflation can last. The dollar has begun to weaken, productivity gains have slowed, and the service side of the U.S. economy has actually seen some inflation. And if the world economy improves, so will demand for commodities.

     Barring a full-blown recession, we think we've probably already seen the floor on long-term interest rates. As a result, we expect the yield on the 30-year Treasury bond to trade in a range between 4.75% and 5.75% for the foreseeable future.

WITH THAT OUTLOOK IN MIND, WHAT'S YOUR STRATEGY GOING FORWARD?

     We think we can add some value relative to our benchmark by slightly shortening the fund's duration when the yield on the long bond gets down to the bottom of the range, at around 4.75%, and lengthening when rates get near 5.75%.
We'll also continue to hold our off-the-run Treasury and government agency bonds, which should perform well going forward if yield spreads narrow.

[right margin]

"BARRING A FULL-BLOWN RECESSION,  WE THINK WE'VE PROBABLY ALREADY SEEN THE FLOOR
ON LONG-TERM INTEREST RATES."

[pie charts - data below]

PORTFOLIO COMPOSITION BY MATURITY

AS OF SEPTEMBER 30, 1998
1-5 Years            8%
10-20 Years         22%
20-25 Years         47%
25-30 Years         23%

AS OF MARCH 31, 1998
10-20 Years         53%
20-25 Years         47%


                                                 www.americancentury.com      17


Long-Term Treasury--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES
              $53,000,000  STRIPS--PRINCIPAL, 4.31%,
                              2/15/19(1)                        $  17,740,543
                6,250,000  U.S. Treasury Bonds, 13.25%,
                              5/15/14                              10,618,563
                3,100,000  U.S. Treasury Bonds, 11.25%,
                              2/15/15                               5,273,224
               13,300,000  U.S. Treasury Bonds, 7.25%,
                              5/15/16                              16,526,181
                7,500,000  U.S. Treasury Bonds, 8.875%,
                              2/15/19                              10,961,625
                8,000,000  U.S. Treasury Bonds, 8.125%,
                              8/15/19                              10,970,640
               20,000,000  U.S. Treasury Bonds, 8.75%,
                              8/15/20                              29,243,600
               10,089,900  U.S. Treasury Inflation Indexed
                              Notes, 3.625%, 4/15/28               10,064,675
                                                                --------------
TOTAL U.S. TREASURY SECURITIES--76.4%                             111,399,051
                                                                --------------
   (Cost $99,398,058)

U.S. GOVERNMENT AGENCY SECURITIES--15.8%
               20,000,000  TVA, 6.75%, 11/1/25                     23,114,780
                                                                --------------
   (Cost $22,009,951)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS
       Repurchase Agreement, State Street Boston
              Corp., (U.S. Treasury obligations), in a joint
              trading account at 5.38%, dated 9/30/98,
              due 10/1/98 (Delivery value $7,271,086)            $  7,270,000
       Repurchase Agreement, Morgan Stanley Group, Inc.,
              (U.S.Treasury obligations), in a joint trading
              account at 5.30%, dated 9/30/98,
              due 10/1/98 (Delivery value
              $3,270,481)                                           3,270,000
       Repurchase Agreement, Merrill Lynch & Co.,
              Inc., (U.S.Treasury obligations), in a joint
              trading account at 5.30%, dated 9/30/98,
              due 10/1/98 (Delivery value $778,115)                   778,000
                                                                --------------
TOTAL TEMPORARY CASH
INVESTMENTS--7.8%                                                  11,318,000
                                                                --------------
   (Cost $11,318,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $145,831,831
                                                                ==============
   (Cost $132,726,009)

NOTES TO SCHEDULE OF INVESTMENTS

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

(1)  Zero-coupon   bond.  The  yield  to  maturity  at  purchase  is  indicated.
     Zero-coupon bonds are purchased at a substantial  discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING  THE  SCHEDULE  OF  INVESTMENTS--This  schedule  tells  you  which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


18      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)
                                           SHORT-TERM   INTERMEDIATE-TERM  LONG-TERM
                                            TREASURY        TREASURY       TREASURY
ASSETS
Investment securities, at value
  (identified cost of $55,788,182,
  $415,529,697, and
  $132,726,009, respectively)
  (Note 3) ...........................   $  56,741,028    $432,533,617   $145,831,831
Cash .................................         119,963       6,103,221        658,779
Interest receivable ..................         523,080       7,191,735      1,844,529
                                         -------------    ------------   ------------
                                            57,384,071     445,828,573    148,335,139
                                         -------------    ------------   ------------
LIABILITIES
Disbursements in excess
  of demand deposit cash .............          45,643         164,462         48,933
Payable for capital shares
  redeemed ...........................           1,582         607,939        108,051
Accrued management fees
  (Note 2) ...........................          21,978         178,512         58,358
Distribution fees payable
  (Note 2) ...........................             510             207            237
Service fees payable
   (Note 2) ..........................             510             207            237
Dividends payable ....................          36,262         298,859        100,098
Payable for trustees' fees
  and expenses .......................             985           1,305          1,060
Accrued expenses and
  other liabilities ..................             720           1,180          1,040
                                         -------------    ------------   ------------
                                               108,190       1,252,671        318,014
                                         -------------    ------------   ------------
Net Assets ...........................   $  57,275,881    $444,575,902   $148,017,125
                                         =============    ============   ============
NET ASSETS CONSIST OF:
Capital paid in ......................   $  56,427,700    $421,885,525   $126,565,038
Accumulated undistributed
  net realized gain (loss)
  on investment transactions .........        (104,665)      5,686,457      8,346,265
Net unrealized appreciation
  on investments (Note 3) ............         952,846      17,003,920     13,105,822
                                         -------------    ------------   ------------
                                         $  57,275,881    $444,575,902   $148,017,125
                                         =============    ============   ============
Investor Class
Net assets ...........................   $  54,652,627    $443,469,216   $146,731,826
Shares outstanding ...................       5,483,112      39,963,379     12,751,421
Net asset value per share ............   $        9.97    $      11.10   $      11.51

Advisor Class
Net assets ...........................   $   2,623,254    $  1,106,686   $  1,285,299
Shares outstanding ...................         263,181          99,726        111,702
Net asset value per share ............   $        9.97    $      11.10   $      11.51

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      19


Statements of Operations
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

                                         SHORT-TERM INTERMEDIATE-TERM  LONG-TERM
                                          TREASURY      TREASURY       TREASURY
INVESTMENT INCOME

Income:
Interest ..............................   $1,315,282   $11,602,912   $ 3,390,046
                                          ----------   -----------   -----------
Expenses (Note 2):
Management fees .......................      114,219       994,004       282,500
Distribution fees -- Advisor Class ....        2,744           475           697
Service fees -- Advisor Class .........        2,744           475           697
Trustees' fees and expenses ...........        1,791         7,543         4,356
                                          ----------   -----------   -----------
                                             121,498     1,002,497       288,250
                                          ----------   -----------   -----------
Net investment income .................    1,193,784    10,600,415     3,101,796
                                          ----------   -----------   -----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ......       85,408     4,608,304     6,806,871
Change in net unrealized
  appreciation on investments .........      784,615    15,618,674     3,282,867
                                          ----------   -----------   -----------
Net realized and unrealized
  gain on investments .................      870,023    20,226,978    10,089,738
                                          ----------   -----------   -----------
Net Increase in Net Assets
  Resulting from Operations ...........   $2,063,807   $30,827,393   $13,191,534
                                          ==========   ===========   ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


20      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED) AND YEAR ENDED MARCH 31, 1998

                                    SHORT-TERM TREASURY           INTERMEDIATE-TERM TREASURY             LONG-TERM TREASURY

Increase (Decrease)               SEPT. 30,        MARCH 31,       SEPT. 30,      MARCH 31,           SEPT. 30,       MARCH 31,
in Net Assets                       1998             1998            1998            1998               1998            1998

OPERATIONS
Net investment income ........$   1,193,784    $   2,115,925    $  10,600,415    $  19,519,507    $   3,101,796    $   7,448,950
Net realized gain
  on investments .............       85,408           65,744        4,608,304        9,644,597        6,806,871        4,166,419
Change in net unrealized
  appreciation on
  investments ................      784,615          378,595       15,618,674        6,630,430        3,282,867       12,123,302
                              -------------    -------------    -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations ..    2,063,807        2,560,264       30,827,393       35,794,534       13,191,534       23,738,671
                              -------------    -------------    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class .............   (1,139,583)      (2,089,108)     (10,590,832)     (19,516,910)      (3,087,305)      (7,447,009)
  Advisor Class ..............      (54,201)         (26,817)          (9,583)          (2,597)         (14,491)          (1,941)
                              -------------    -------------    -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions .........   (1,193,784)      (2,115,925)     (10,600,415)     (19,519,507)      (3,101,796)      (7,448,950)
                              -------------    -------------    -------------    -------------    -------------    -------------
CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions .........   14,071,129        6,036,113       49,360,128       29,929,571       34,328,061      (39,260,238)
                              -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)
in net assets ................   14,941,152        6,480,452       69,587,106       46,204,598       44,417,799      (22,970,517)

NET ASSETS
Beginning of period ..........   42,334,729       35,854,277      374,988,796      328,784,198      103,599,326      126,569,843
                              -------------    -------------    -------------    -------------    -------------    -------------
End of period ................$  57,275,881    $  42,334,729    $ 444,575,902    $ 374,988,796    $ 148,017,125    $ 103,599,326
                              =============    =============    =============    =============    =============    =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      21


Notes to Financial Statements
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Government Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Short-Term Treasury Fund (Short-Term), American Century - Benham Intermediate-Term Treasury Fund (Intermediate-Term), and American Century - Benham Long-Term Treasury Fund (Long-Term) (the Funds) are three of the eight funds issued by the Trust. Short-Term seeks to earn and distribute the highest level of current income exempt from state income taxes as is consistent with the preservation of capital. The Fund intends to pursue its investment objectives by investing exclusively in securities issued or guaranteed by the U.S. Government. Intermediate-Term seeks to earn and distribute the highest level of current income consistent with the conservation of assets and the safety provided by U.S. Treasury bills, notes, and bonds. The Fund intends to pursue its investment objectives by investing primarily in U.S. Treasury notes, which carry the direct full faith and credit pledge of the U.S. government. Long-Term seeks to provide a consistent and high level of current income exempt from state taxes. The Fund intends to pursue its investment objectives by investing exclusively in securities issued or guaranteed by the U.S. Treasury. The Funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

     At March 31, 1998, accumulated net realized capital loss carryovers of $185,007 for Short-Term (expiring 2005) may be used to offset future taxable gains.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


22      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION-- Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Funds are included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The
Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's class average daily closing net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for the Funds is as follows:

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion.

     The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan for the period ended September 30, 1998 were $5,488, $950, and $1,394 for Short-Term, Intermediate-Term, and Long-Term, respectively.

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services Corporation.


                                                 www.americancentury.com      23


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the six months ended September 30, 1998, were as follows:

                          SHORT-TERM      INTERMEDIATE-TERM      LONG-TERM
                           TREASURY            TREASURY           TREASURY
PURCHASES
U.S. Treasury &
  Agency Obligations ... $34,353,547        $362,770,572       $74,132,472

PROCEEDS FROM SALES
U.S. Treasury &
  Agency Obligations ... $21,322,641        $316,634,505       $51,803,328

  On September 30, 1998, the composition of unrealized appreciation and depreciaton of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                          SHORT-TERM      INTERMEDIATE-TERM      LONG-TERM
                           TREASURY            TREASURY           TREASURY
Appreciation ...........    $952,846        $16,797,101          $12,443,259
Depreciation ...........       --                --                  --
                        ---------------   -----------------   ----------------
Net ....................    $952,846        $16,797,101          $12,443,259
                        ===============   =================   ================
Federal Tax Cost .......  $55,788,182       $415,736,516        $133,388,572
                        ===============   =================   ================


24      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the Funds were as follows (unlimited number of shares authorized):

                                SHORT-TERM TREASURY         INTERMEDIATE-TERM TREASURY         LONG-TERM TREASURY
                               SHARES         AMOUNT          SHARES          AMOUNT         SHARES           AMOUNT
INVESTOR CLASS
Six months ended
  September 30, 1998
Sold ....................    1,937,715   $  19,097,503      15,761,620   $ 168,820,028       8,683,375   $  95,363,584
Issued in reinvestment
  of distributions ......       90,003         885,764         846,934       9,055,693         250,765       2,733,510
Redeemed ................     (715,870)     (7,032,539)    (12,130,644)   (129,453,660)     (5,957,588)    (64,766,755)
                         -------------   -------------   -------------   -------------   -------------   -------------
Net increase ............    1,311,848   $  12,950,728       4,477,910   $  48,422,061       2,976,552   $  33,330,339
                         =============   =============   =============   =============   =============   =============
Year ended
  March 31, 1998
Sold ....................    2,567,149   $  25,097,075      14,443,950   $ 151,080,905       9,608,865   $  98,249,389
Proceeds from shares
  issued in connection
  with acquisition
  (Note 5) ...............        --              --         2,112,963      21,794,449            --              --
Issued in reinvestment
  of distributions ......      164,358       1,606,171       1,613,842      16,808,219         663,519       6,690,790
Redeemed ................   (2,264,205)    (22,130,095)    (15,351,681)   (159,880,431)    (14,077,909)   (144,419,652)
                         -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)..      467,302   $   4,573,151       2,819,074   $  29,803,142      (3,805,525)  $ (39,479,473)
                         =============   =============   =============   =============   =============   =============

ADVISOR CLASS
Six months ended
  September 30, 1998
Sold ....................      147,380   $   1,446,172          87,980   $     941,796         114,793   $   1,256,500
Issued in reinvestment
  of distributions ......        5,407          53,212             740           8,006           1,119          12,325
Redeemed ................      (38,639)       (378,983)         (1,099)        (11,735)        (24,833)       (271,103)
                         -------------   -------------   -------------   -------------   -------------   -------------
Net increase ............      114,148   $   1,120,401          87,621   $     938,067          91,079   $     997,722
                         =============   =============   =============   =============   =============   =============
Period ended
  March 31, 1998(1)
Sold ....................      225,866   $   2,214,832          11,866   $     123,904          20,452   $     217,424
Issued in reinvestment
  of distributions ......        2,637          25,863             239           2,525             171           1,811
Redeemed ................      (79,470)       (777,733)           --              --              --              --
                         -------------   -------------   -------------   -------------   -------------   -------------
Net increase ............      149,033   $   1,462,962          12,105   $     126,429          20,623   $     219,235
                         =============   =============   =============   =============   =============   =============

(1) Period from October 6, 1997, October 9, 1997, and January 12, 1998 (commencement of sale) to March 31, 1998 for Short-Term, Intermediate-Term, and Long-Term, respectively.


                                                 www.americancentury.com      25


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
5. REORGANIZATION PLAN

     On August 29, 1997, Intermediate-Term acquired all of the net assets of the American Century - Benham Intermediate-Term Government Fund (Intermediate-Term Government), pursuant to a plan of reorganization approved by the acquired fund's shareholders on July 30, 1997.

     The acquisition was accomplished by a tax-free exchange of 2,112,963 shares of Intermediate-Term for 2,245,781 shares of Intermediate-Term Government, outstanding on August 29, 1997. The net assets of Intermediate-Term and Intermediate-Term Government immediately before the acquisitions were $325,428,315 and $21,794,449, respectively. Intermediate-Term Government's unrealized depreciation of $59,574 was combined with that of Intermediate-Term. Immediately after the acquisition, the combined net assets of Intermediate-Term (the surviving fund for purposes of maintaining the financial statements and performance history in the post-reorganization fund) were $347,222,764.

     Intermediate-Term acquired capital loss carryforwards of approximately $110,718. These acquired capital loss carryforwards are subject to limitations on their use under the Internal Revenue Code, as amended.


26      1-800-345-2021


Short-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                            Investor Class
                                       1998(1)              1998           1997           1996           1995           1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ................$     9.80        $     9.68     $     9.84     $     9.73     $     9.86     $    10.04
                                    ----------        ----------     ----------     ----------     ----------     ----------
Income From Investment
Operations
  Net Investment Income ............      0.25              0.53           0.52           0.53           0.50           0.36
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .....................      0.17              0.12          (0.07)          0.11          (0.13)         (0.14)
                                    ----------        ----------     ----------     ----------     ----------     ----------
  Total From Investment
  Operations .......................      0.42              0.65           0.45           0.64           0.37           0.22
                                    ----------        ----------     ----------     ----------     ----------     ----------
Distributions
  From Net Investment Income .......     (0.25)            (0.53)         (0.52)         (0.53)         (0.50)         (0.36)
  From Net Realized Capital Gains ..      --                --            (0.09)          --             --            (0.03)
  In Excess of Net Realized Gains ..      --                --             --             --             --            (0.01)
                                    ----------        ----------     ----------     ----------     ----------     ----------
  Total Distributions ..............     (0.25)            (0.53)         (0.61)         (0.53)         (0.50)         (0.40)
                                    ----------        ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .....$     9.97        $     9.80     $     9.68     $     9.84     $     9.73     $     9.86
                                    ==========        ==========     ==========     ==========     ==========     ==========
  Total Return(2) ..................      4.40%             6.89%          4.62%          6.71%          3.85%          2.16%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..............      0.51%(3)          0.55%          0.61%          0.67%          0.67%          0.58%
Ratio of Net Investment Income
to Average Net Assets ..............      5.19%(3)          5.45%          5.26%          5.39%          5.22%          3.53%
Portfolio Turnover Rate ............        47%              140%           234%           224%           141%           262%
Net Assets, End of Period
(in thousands) .....................$   54,653        $   40,874     $   35,854     $   35,648     $   56,090     $   24,929

(1)  Six months ended September 30, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      27


Short-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                           Advisor Class
                                                      1998(1)         1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .........      $    9.80        $    9.80
                                                    ---------        ---------
Income From Investment Operations

  Net Investment Income ......................           0.24             0.25
  Net Realized and Unrealized Gain on
  Investment Transactions ....................           0.17             --
                                                    ---------        ---------
  Total From Investment Operations ...........           0.41             0.25
                                                    ---------        ---------
Distributions
  From Net Investment Income .................          (0.24)           (0.25)
                                                    ---------        ---------
Net Asset Value, End of Period ...............      $    9.97        $    9.80
                                                    =========        =========
  Total Return(3) ............................           4.27%            2.51%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets(4) ........................           0.76%            0.78%
Ratio of Net Investment Income to
Average Net Assets(4) ........................           4.94%            5.20%
Portfolio Turnover Rate ......................             47%             140%
Net Assets, End of Period
(in thousands) ...............................      $   2,623        $   1,460

(1)  Six months ended September 30, 1998 (unaudited).

(2)  October 6, 1997 (commencement of sale) through March 31, 1998.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                                              See Notes to Financial Statements


28      1-800-345-2021


Intermediate-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                 Investor Class
                                          1998(1)              1998              1997           1996           1995           1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ................  $     10.56       $     10.06       $     10.24    $      9.99    $     10.18    $     10.73
                                      -----------       -----------       -----------    -----------    -----------    -----------
Income From Investment
Operations
  Net Investment Income ............         0.29              0.59              0.58           0.58           0.53           0.48
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .....................         0.54              0.50             (0.18)          0.25          (0.19)         (0.27)
                                      -----------       -----------       -----------    -----------    -----------    -----------
  Total From Investment
  Operations .......................         0.83              1.09              0.40           0.83           0.34           0.21
                                      -----------       -----------       -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income .......        (0.29)            (0.59)            (0.58)         (0.58)         (0.53)         (0.48)
  From Net Realized Capital Gains ..         --                --                --             --             --            (0.06)
  In Excess of Net
  Realized Capital Gains ...........         --                --                --             --             --            (0.22)
                                      -----------       -----------       -----------    -----------    -----------    -----------
  Total Distributions ..............        (0.29)            (0.59)            (0.58)         (0.58)         (0.53)         (0.76)
                                      -----------       -----------       -----------    -----------    -----------    -----------
Net Asset Value, End of Period .....  $     11.10       $     10.56       $     10.06    $     10.24    $      9.99    $     10.18
                                      ===========       ===========       ===========    ===========    ===========    ===========
  Total Return(2) ..................         7.99%            11.04%             4.05%          8.42%          3.54%          1.85%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..............         0.51%(3)          0.51%             0.51%          0.53%          0.53%          0.51%
Ratio of Net Investment Income
to Average Net Assets ..............         5.41%(3)          5.63%             5.72%          5.65%          5.35%          4.50%
Portfolio Turnover Rate ............           83%              194%(4)           110%           168%            92%           213%
Net Assets, End of Period
(in thousands) .....................  $   443,469       $   374,861       $   328,784    $   311,020    $   305,353    $   351,369

(1)  Six months ended September 30, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

(4) Purchases, sales and market value amounts for Benham Intermediate-Term Government prior to the merger were excluded from the portfolio turnover calculation. See Note 5 in notes to financial statements.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      29


Intermediate-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                        Advisor Class

                                                    1998(1)        1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..........   $   10.56       $   10.42
                                                  ---------       ---------
Income From Investment Operations
  Net Investment Income .......................        0.27            0.26
  Net Realized and Unrealized Gain
  on Investment Transactions ..................        0.54            0.14
                                                  ---------       ---------
  Total From Investment Operations ............        0.81            0.40
                                                  ---------       ---------
Distributions
  From Net Investment Income ..................       (0.27)          (0.26)
                                                  ---------       ---------
Net Asset Value, End of Period ................   $   11.10       $   10.56
                                                  =========       =========
  Total Return(3) .............................        7.85%           3.90%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets(4) .........................        0.76%           0.77%
Ratio of Net Investment Income to
Average Net Assets(4) .........................        5.16%           5.28%
Portfolio Turnover Rate .......................          83%            194%(5)
Net Assets, End of Period
(in thousands) ................................   $   1,107       $     128

(1)  Six months ended September 30, 1998 (unaudited).

(2)  October 9, 1997 (commencement of sale) through March 31, 1998.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Purchases, sales and market value amounts for Benham Intermediate-Term Government prior to the merger were excluded from the portfolio turnover calculation. See Note 5 in notes to financial statements.

                                              See Notes to Financial Statements


30      1-800-345-2021


Long-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                               Investor Class
                                           1998(1)              1998           1997           1996           1995           1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period .................  $     10.58       $      9.32    $      9.67    $      9.05    $      9.38    $     10.24
                                       -----------       -----------    -----------    -----------    -----------    -----------
Income From Investment
Operations
  Net Investment Income .............         0.30              0.61           0.60           0.60           0.60           0.63
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................         0.93              1.26          (0.35)          0.62          (0.33)         (0.27)
                                       -----------       -----------    -----------    -----------    -----------    -----------
  Total From Investment
  Operations ........................         1.23              1.87           0.25           1.22           0.27           0.36
                                       -----------       -----------    -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income ........        (0.30)            (0.61)         (0.60)         (0.60)         (0.60)         (0.63)
  From Net Realized Capital Gains ...         --                --             --             --             --            (0.45)
  In Excess of Net Realized
  Capital Gains .....................         --                --             --             --             --            (0.14)
                                       -----------       -----------    -----------    -----------    -----------    -----------
  Total Distributions ...............        (0.30)            (0.61)         (0.60)         (0.60)         (0.60)         (1.22)
                                       -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ......  $     11.51       $     10.58    $      9.32    $      9.67    $      9.05    $      9.38
                                       ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(2) ...................        11.85%            20.48%          2.65%         13.46%          3.25%          2.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...............         0.51%(3)          0.54%          0.60%          0.67%          0.67%          0.57%
Ratio of Net Investment Income
to Average Net Assets ...............         5.56%(3)          6.00%          6.28%          5.93%          6.84%          5.89%
Portfolio Turnover Rate .............           48%               57%            40%           112%           147%           200%
Net Assets, End of Period
(in thousands) ......................  $   146,732       $   103,381    $   126,570    $   110,741    $    34,906    $    18,003

(1)  Six months ended September 30, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      31


Long-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                           Advisor Class
                                                       1998(1)        1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...........    $   10.58        $   10.85
                                                    ---------        ---------
Income From Investment Operations
  Net Investment Income ........................         0.29             0.12
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ............         0.93            (0.27)
                                                    ---------        ---------
  Total From Investment Operations .............         1.22            (0.15)
                                                    ---------        ---------
Distributions
  From Net Investment Income ...................        (0.29)           (0.12)
                                                    ---------        ---------
Net Asset Value, End of Period .................    $   11.51        $   10.58
                                                    =========        =========
  Total Return(3) ..............................        11.71%           (1.34)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets(4) ..........................         0.76%            0.77%
Ratio of Net Investment Income to
Average Net Assets(4) ..........................         5.31%            5.42%
Portfolio Turnover Rate ........................           48%              57%
Net Assets, End of Period
(in thousands) .................................    $   1,285        $     218

(1)  Six months ended September 30, 1998 (unaudited).

(2)  January 12, 1998 (commencement of sale) through March 31, 1998.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                                              See Notes to Financial Statements


32      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     American Century offers two classes of shares for Short-Term, Intermediate-Term, and Long-Term Treasury funds. One class is for investors who buy directly from American Century, and the other is for investors who buy through financial intermediaries.

     The original class of Short-Term, Intermediate-Term, and Long-Term Treasury fund shares is called the INVESTOR CLASS. All shares issued and outstanding before September 2, 1997, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 2, 1997. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      33


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     SHORT-TERM TREASURY seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 1-3 years.

     INTERMEDIATE-TERM TREASURY seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 3-10 years.

     LONG-TERM TREASURY seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 20-30 years.

     Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The LEHMAN 1- TO 3-YEAR GOVERNMENT SECURITIES INDEX is an index of U.S. Treasury and government agency securities with remaining maturities between 1 and 3 years.

     The SALOMON BROTHERS 3- TO 10-YEAR TREASURY INDEX is an index of U.S. Treasury securities with remaining maturities between 3 and 10 years.

     The SALOMON BROTHERS LONG-TERM TREASURY/AGENCY INDEX is an index of U.S. Treasury and agency securities with remaining maturities greater than 10 years.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the U.S. Treasury funds are:

     SHORT U.S. TREASURY FUNDS (Short-Term Treasury) --funds that invest at least 65% of assets in U.S. Treasury bills, notes and bonds with average maturities of less than three years.

     INTERMEDIATE U.S. TREASURY FUNDS (Intermediate-Term Treasury)--funds that invest at least 65% of assets in U.S. Treasury bills, notes and bonds with average maturities of 5-10 years.

     GENERAL U.S. TREASURY FUNDS (Long-Term Treasury)--funds that invest at least 65% of assets in U.S. Treasury bills, notes and bonds.

[left margin]

INVESTMENT TEAM LEADERS

PORTFOLIO MANAGERS
     BOB GAHAGAN
     NEWLIN RANKIN
     DAVE SCHROEDER


34      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 27-32.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

* COUPON--the stated interest rate of a security.

* YIELD CURVE--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

SECURITY TYPES

* REPURCHASE AGREEMENTS (REPOS)--short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).

* U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY INFLATION-INDEXED SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

* ZERO-COUPON BONDS (ZEROS)--bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity. The funds typically only invest in zeros issued by the U.S. Treasury (such as STRIPS).


                                                 www.americancentury.com      35


Notes
--------------------------------------------------------------------------------


36      1-800-345-2021

[inside back cover]

American Century Funds

Benham Group(reg.sm)
TAXABLE BOND FUNDS
U.S. Treasury & Government
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
Corporate & Diversified
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
International
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
Multiple-State
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
Single-State
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
Taxable
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
Tax-Free & Municipal
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY[reg.sm] GROUP
Asset Allocation Funds
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
Balanced Fund
   Balanced
Conservative Equity Funds
   Income and Growth
   Equity Income
   Value
   Equity Growth
Specialty Funds
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
Small Cap Funds
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
Growth Funds
   Select
   Heritage
   Growth
   Ultra
Aggressive Growth Funds
   Vista
   Giftrust
   New Opportunities
International Growth Funds
   International Growth
   International Discovery
   Emerging Markets

[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY GOVERNMENT INCOME TRUST


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9811                              (c)1998 American Century Services Corporation
SH-BKT-14213                                            Funds Distributor, Inc.